UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4386
Van Kampen Tax Free Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)          (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 9/30
Date of reporting period: 9/30/08

Item 1. Reports to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Insured Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum
Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Lehman Brothers Municipal Bond Index from 9/30/98 through 9/30/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 12/14/84		since 5/3/93		since 8/13/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	6.41%	6.19%	3.41%	3.41%	2.88%	2.88%	–1.69%

10-year	2.55	2.05	1.91	1.91	1.75	1.75	—

5-year	0.31	–0.66	–0.44	–0.69	–0.45	–0.45	—

1-year	–9.57	–13.85	–10.27	–13.73	–10.28	–11.14	–9.34

SEC 30 Day Yield	4.44%		3.89%		3.88%		4.92%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

1

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended September 30, 2008

Market Conditions

The broad financial markets were highly volatile throughout the reporting period as the credit crisis intensified, the housing market continued to decline, inflationary pressures grew and the economy appeared headed into recession. In early September 2008, investor confidence plummeted and the markets began a downward spiral following the government’s takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. In the weeks that followed, several other financial institutions were forced into mergers, rescued by government loans, or failed altogether as the value of their assets severely eroded. The credit markets became paralyzed as banks refused to lend while investors fled risky assets in favor of Treasury securities. In an effort to unlock the credit markets the Federal government interceded with various supportive measures including a $700 billion bailout plan.

The municipal bond market had already been under pressure for several months prior to September, due in part to the credit rating downgrades of various monoline bond insurers and the deterioration of the auction rate and variable rate markets. The failure of Lehman Brothers, however, prompted a wave of forced selling in the municipal market as leveraged buyers, mutual funds and brokerage firms began deleveraging, putting significant pressure on prices and severely eroding liquidity. As a result, municipal yields rose, particularly on the long end of the yield curve, far exceeding those of comparable Treasuries by the end of the period. For the third quarter of 2008, the short end of the curve outperformed the long end by roughly 870 basis points. The disparity in performance was even greater over the one-year reporting period as the short end outperformed by more than 1,400 basis points. As would be expected in the risk-averse and volatile environment, higher-quality municipal bonds outperformed lower-quality issues. For the overall period, high yield municipal spreads widened from approximately 165 basis points to 305 basis points.

3

Performance Analysis

All share classes of Van Kampen Insured Tax Free Income Fund underperformed the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2008

				Lehman Brothers
				Municipal Bond
Class A	Class B	Class C	Class I	Index

–9.57%	–10.27%	–10.28%	–9.34%	–1.87%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s yield-curve positioning detracted from relative performance for the reporting period. We favored longer maturity bonds in an effort to enhance the Fund’s yield. Unfortunately, this emphasis on the long end of the municipal yield curve was disadvantageous as the short end of the curve outperformed for the overall period. The Fund’s overweight to triple-B rated issues hindered performance as the flight to quality that persisted throughout most of the period led higher-rated bonds to outpace lower-rated bonds. Additionally, holdings in tobacco, health care, and housing bonds detracted from returns due to ongoing spread widening in the sectors. It should be noted that over the course of the period, we reduced the Fund’s exposure to the long end of the municipal curve, reduced holdings in lower quality insured issues, and trimmed exposure to the tobacco sector. These actions improved the quality of the portfolio and may help position the Fund for a more volatile market over the next few quarters.

Holdings in municipal auction rate securities with zero duration (a measure of interest-rate sensitivity) were beneficial to performance as the yields on these securities remained well above those of long-maturity municipal bonds. Holdings of general obligation bonds were also beneficial to performance as this stable, higher-quality sector held up well over the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Summary of Investments by State Classification as of 9/30/08

California	20.8%
Illinois	17.1
Texas	9.8
Florida	9.6
Washington	7.9
Georgia	5.3
Louisiana	3.5
Colorado	3.1
Pennsylvania	2.5
South Carolina	2.3
Nebraska	2.3
Alaska	2.2
Arizona	1.8
Oklahoma	1.8
New Jersey	1.8
New York	1.8
South Dakota	1.6
Massachusetts	1.4
North Dakota	1.3
Arkansas	1.0
Alabama	1.0
Idaho	1.0
Nevada	0.9
Ohio	0.7
North Carolina	0.7
District of Columbia	0.7
Wyoming	0.5
Minnesota	0.5
Kentucky	0.5
Wisconsin	0.4
Puerto Rico	0.4
Missouri	0.3
Indiana	0.3
Iowa	0.3
Michigan	0.3
New Hampshire	0.2
West Virginia	0.2
Utah	0.2
Tennessee	0.2
Mississippi	0.1

Total Investments	108.3
Liability for Floating Rate Note Obligations	(10.3)

Total Net Investments	98.0
Other Assets in Excess of Liabilities	2.0

Net Assets	100.0%

Ratings Allocations as of 9/30/08

AAA/Aaa	44.6%
AA/Aa	37.2
A/A	6.2
BBB/Baa	7.5
BB/Ba	0.5
NR	4.0
(continued on next page)

5

Top Five Sectors as of 9/30/08
(continued from previous page)

Hospital	12.9%
Airports	12.5
Wholesale Electric	11.7
Public Education	8.9
Higher Education	8.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08-9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$948.43	$5.11
Hypothetical	1,000.00	1,019.75	5.30
(5% annual return before expenses)

Class B
Actual	1,000.00	944.73	8.75
Hypothetical	1,000.00	1,016.00	9.07
(5% annual return before expenses)

Class C
Actual	1,000.00	944.68	8.80
Hypothetical	1,000.00	1,015.95	9.12
(5% annual return before expenses)

Class I
Actual	1,000.00	949.65	3.90
Hypothetical	1,000.00	1,021.00	4.04
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.80%, 1.81%, and 0.80%, for Class A, B, C, and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

9

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$948.43	$4.29
Hypothetical	1,000.00	1,020.60	4.45
(5% annual return before expenses)

Class B
Actual	1,000.00	944.73	7.88
Hypothetical	1,000.00	1,016.90	8.17
(5% annual return before expenses)

Class C
Actual	1,000.00	944.68	7.92
Hypothetical	1,000.00	1,016.85	8.22
(5% annual return before expenses)

Class I
Actual	1,000.00	949.65	3.07
Hypothetical	1,000.00	1,021.85	3.18
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88%, 1.62%, 1.63% and 0.63% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

10

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and,

11

after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the

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profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

13

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 107.9% Alabama 1.0%
$4,485	Alabama St Brd Ed Rev Athens St Univ (MBIA Insd) (a)	5.000%	09/01/27	$4,148,624
1,095	Birmingham, AL Wtrwks & Swr Brd Rev, Ser A (FGIC Insd)	5.000	01/01/21	1,076,221
3,670	Houston Cnty, AL Hlthcare Auth, Ser A (AMBAC Insd)	5.250	10/01/30	3,307,220

				8,532,065

	Alaska 2.2%
1,500	Alaska St Hsg Fin Corp Gen Hsg, Ser A (FGIC Insd)	5.000	12/01/30	1,373,955
6,525	Alaska St Intl Arpt Rev Rfdg, Ser B (MBIA Insd)	5.000	10/01/24	6,187,397
9,570	Alaska St Intl Arpt Rev Rfdg, Ser D (MBIA Insd) (a)	5.000	10/01/24	9,074,848
1,215	Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)	6.000	09/01/19	1,252,155
210	Anchorage, AK Wtr Rev Rfdg (AMBAC Insd) (Prerefunded @ 9/01/09)	6.000	09/01/19	219,122

				18,107,477

	Arizona 1.8%
5,000	Arizona Hlth Fac Auth Rev Banner Hlth, Ser D (BHAC Insd)	5.500	01/01/38	4,735,700
1,225	Arizona St Univ Ctf Partn Resh Infrastructure Proj (AMBAC Insd)	5.250	09/01/24	1,196,543
2,800	Goodyear, AZ McDowell Rd Coml Corridor Dist (AMBAC Insd)	5.250	01/01/32	2,628,248
4,500	Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl Rev El Paso Elec Co Rfdg, Ser A (FGIC Insd)	4.800	08/01/40	3,597,615
1,900	Pima Cnty, AZ Indl Dev Auth AZ Charter Sch Proj, Ser O	5.000	07/01/26	1,471,930
1,750	Pima Cnty, AZ Indl Dev Auth AZ Charter Sch Proj, Ser O	5.250	07/01/31	1,338,663
385	Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington Proj Tucson Elec Pwr Co Rfdg, Ser A (FSA Insd)	7.250	07/15/10	387,029

				15,355,728

	Arkansas 1.0%
2,500	Arkansas St Dev Fin Auth Rev St Agy Fac Donaghey Plaza Proj (FSA Insd)	5.000	06/01/29	2,352,475
6,265	Little Rock, AR Sch Dist Rfdg, Ser B (FSA Insd)	5.500	02/01/25	6,277,279

				8,629,754

14
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California 20.8%
$3,780	Bay Area Govt Assn CA Rev Tax Alloc CA Redev Pool, Ser A (XLCA Insd)	5.250%	09/01/35	$3,285,954
3,205	Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC Insd)	5.000	10/01/30	2,895,942
2,675	California Ed Fac Auth Rev Occidental College, Ser A (MBIA Insd)	5.000	10/01/36	2,431,896
2,000	California Hsg Fin Agy Rev Home Mtg, Ser E (FGIC Insd) (AMT)	5.000	02/01/24	1,742,980
10,935	California Hsg Fin Agy Rev Home Mtg, Ser G (AMT) (b)	5.050	02/01/29	9,340,021
3,500	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.300	08/01/23	3,200,155
4,000	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.450	08/01/28	3,621,000
4,900	California Hsg Fin Agy Rev, Ser J (AMT)	5.050	08/01/27	4,150,594
12,085	California St Dept Vet Affairs Home Pur Rev, Ser A (AMT) (b)	4.950	12/01/37	9,530,291
4,250	California St Dept Vet Affairs Home Pur Rev, Ser B (AMT)	5.150	12/01/27	3,622,573
3,320	California Stwide Cmnty Dev Auth Rev Mtg Ridgecrest Rgl, Ser A (MBIA Insd)	5.000	02/01/37	2,982,090
2,980	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin Pgm, Ser C (FSA Insd) (a)	5.000	10/01/29	2,799,293
4,000	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin Pgm, Ser C (FSA Insd)	5.250	10/01/34	3,811,040
1,095	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin, Ser 2004A (FSA Insd)	5.000	10/01/29	1,028,599
3,920	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin, Ser 2004A (FSA Insd)	5.250	10/01/24	3,920,000
4,615	California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev, Ser D (FSA Insd) (a)	5.000	10/01/26	4,419,509
7,430	Capistrano, CA Uni Sch Dist (FGIC Insd) (a)	5.000	09/01/25	6,646,729
7,995	Capistrano, CA Uni Sch Dist (FGIC Insd) (a)	5.000	09/01/26	7,075,895
5,600	Capistrano, CA Uni Sch Dist (FGIC Insd)	5.000	09/01/27	4,908,176
3,000	Capistrano, CA Uni Sch Dist (FGIC Insd)	5.000	09/01/29	2,590,530
2,000	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A-2	5.250	09/01/28	1,792,680
425	Earlimart, CA Elem Sch Dist, Ser 1 (AMBAC Insd)	6.700	08/01/21	495,444
5,500	Golden St Tob Sec Corp CA Tob Settlement Rev, Ser A-1	5.750	06/01/47	4,123,570

15
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$265	Golden West Sch Fin Auth CA Rev Rfdg, Ser A (MBIA Insd) (a)	5.750%	08/01/19	$285,291
7,000	Hawthorne, CA Cmnty Redev Agy Tax Alloc Proj Area No 2 (XLCA Insd)	5.250	09/01/36	6,452,250
690	Jurupa, CA Univ Sch Dist Election 2001 (FGIC Insd)	5.000	08/01/26	659,357
3,360	Loma Linda, CA Redev Agy Tax Alloc, Ser A (XLCA Insd)	5.250	07/01/30	3,097,853
10,000	Merced, CA Irr Dist Rev Ctf Partn Elec Sys Proj (XLCA Insd)	5.250	09/01/36	8,674,700
5,000	Palm Springs, CA Fin Lease Rev Convention Ctr Proj, Ser A (MBIA Insd)	5.500	11/01/29	4,914,050
4,000	Port Oakland, CA Rfdg Inter Lien, Ser A (MBIA Insd) (AMT)	5.000	11/01/29	3,332,320
10,000	Poway, CA Uni Sch Dist Spl Tax Cmnty Fac Dist No 6-4S Ranch (AMBAC Insd)	5.000	09/01/35	8,978,700
2,390	San Francisco, CA City & Cnty Arpts Commn Intl Arpt, Ser 23-A (FSA Insd) (AMT)	5.000	05/01/30	2,011,089
5,140	San Marcos, CA Pub Fac Auth Rev Tax Increment Pass-Thru Rfdg, Ser A (AMBAC Insd)	5.000	10/01/31	4,591,408
2,785	Santa Monica, CA Cmnty College Rfdg, Ser A (AMBAC Insd)	5.000	02/01/27	2,514,883
5,380	South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Ladera Ranch, Ser A (AMBAC Insd)	5.000	08/15/27	4,965,202
2,000	South Tahoe, CA, Jt Pwr Fin Redev Proj Area No 1 Rfdg, Ser A (AMBAC Insd)	5.000	10/01/35	1,795,580
10,005	Tobacco Sec Auth Southn CA Tob Settlement, Ser A1 (b)	5.125	06/01/46	6,752,074
8,780	University CA Regt, Ser A (BHAC Insd)	4.500	05/15/47	7,022,156
2,000	Vallecitos Wtr Dist Wtr, Ser A (FSA Insd)	5.000	07/01/35	1,834,440
700	Vallejo City, CA Uni Sch Rfdg, Ser A (MBIA Insd)	5.900	08/01/25	679,595
11,000	Vernon, CA Nat Gas Fin Auth Rev Vernon Gas Proj, Ser C (MBIA Insd) (c) (d)	9.750	08/01/21	11,000,000
4,440	Washington, CA Uni Sch Dist Yolo Cnty Partn New High Sch Proj (AMBAC Insd)	5.000	08/01/30	3,967,628

				173,943,537

	Colorado 3.1%
2,965	Arkansas River Pwr Auth CO Pwr Rev Impt (XLCA Insd)	5.000	10/01/43	2,268,373
3,745	Colorado Ed & Cultural Fac Auth Rev Charter Sch Aurora Academy Sch Proj Rfdg, Ser A (XLCA Insd) (a)	5.250	02/15/34	3,421,919
2,500	Colorado Ed & Cultural Fac Auth Rev Charter Sch Bromley Sch Proj Rfdg (XLCA Insd)	5.250	09/15/32	2,292,900

16
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Colorado (Continued)
$1,000	Colorado Ed & Cultural Fac Auth Rev Charter Sch Woodrow Wilson Sch Proj Rfdg, Ser A (XLCA Insd)	5.250%	12/01/34	$912,560
1,070	Colorado Ed & Cultural Fac Auth Rev Rfdg Charter Sch Challenge Proj Rfdg (CIFG Insd)	5.000	06/01/37	949,625
1,500	Colorado Hlth Fac Auth Rev Hosp Valley View Assn Proj	5.125	05/15/37	1,151,145
1,600	Colorado Hlth Fac Auth Rev Poudre Vly CO Hlth Fac Auth Hosp, Ser A (FSA Insd)	5.200	03/01/31	1,429,520
3,475	Colorado Springs, CO Hosp Rev Conv (FSA Insd)	5.250	12/15/20	3,453,386
3,630	Colorado Springs, CO Hosp Rev Conv (FSA Insd)	5.250	12/15/21	3,555,258
2,000	Compark Business Campus Met Dist Co Rfdg & Impt, Ser A (Radian Insd)	5.600	12/01/34	1,729,960
6,180	Denver, CO Convention Ctr Hotel Auth Rev Rfdg (XLCA Insd)	5.000	12/01/35	4,759,465

				25,924,111

	District of Columbia 0.7%
5,600	District Columbia Rev Univ George Washington Univ, Ser B (MBIA Insd) (c) (d)	10.000	09/15/29	5,600,000

	Florida 9.6%
140	Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950	07/01/20	142,127
2,500	Florida Hsg Fin Corp Rev Homeowner Mtg, Ser 1 (GNMA Collateralized) (AMT)	5.800	07/01/28	2,341,900
1,500	Florida Hsg Fin Corp Rev Homeowner Mtg, Ser 1 (GNMA Collateralized) (AMT)	6.000	07/01/39	1,413,840
3,255	Florida Hsg Fin Corp Rev, Ser 6 (AMT) (b)	4.625	07/01/31	2,525,229
2,275	Florida Hsg Fin Corp Rev, Ser 6 (AMT) (b)	4.700	07/01/37	1,728,215
1,000	Florida Intergovnmtl Fin, Ser C1 (AMBAC Insd)	5.125	02/01/31	942,230
575	Florida Muni Ln Council Rev, Ser B (MBIA Insd)	5.750	11/01/14	602,439
1,185	Florida St Brd Ed Cap Outlay Pub Ed, Ser C (FGIC Insd)	5.000	06/01/23	1,170,377
2,750	Florida St Brd Ed Lottery Rev, Ser B (FGIC Insd)	5.250	07/01/13	2,781,047
750	Florida St Brd of Regt Hsg Rev (MBIA Insd)	5.750	07/01/14	782,910
1,900	Fort Myers, FL Impt Rev Rfdg (MBIA Insd)	4.450	12/01/35	1,540,957
1,340	Gulf Breeze, FL Rev Loc Govt (FGIC Insd)	5.150	12/01/20	1,341,300
500	Gulf Breeze, FL Rev Loc Govt (FGIC Insd)	5.650	12/01/20	509,465
5,000	Highlands Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys, Ser B (AGL Insd) (c) (d)	8.500	11/15/37	5,000,000

17
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$2,500	Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT)	5.375%	10/01/33	$2,192,325
800	Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Hillsborough Cnty Rfdg (AMBAC Insd)	5.000	12/01/34	809,040
1,000	Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)	6.100	10/01/18	1,001,840
1,000	Key West, FL Util Brd Elec Rev Cap Apprec, Ser D (AMBAC Insd) (e)	*	10/01/13	810,150
16,100	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGL Insd) (AMT)	5.000	10/01/38	13,183,324
5,000	Miami-Dade Cnty, FL Sch Brd Ctf Partn, Ser B (AGL Insd)	5.250	05/01/26	4,838,100
1,000	Orlando, FL Cmnty Redev Agy Tax Rep Drive Unvl Blvd Rfdg (AMBAC Insd)	5.125	04/01/20	1,005,560
2,200	Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford Proj	5.250	11/15/17	2,099,900
750	Polk Cnty, FL Sch Brd Ctf Partn Master Lease, Ser A (FSA Insd)	5.500	01/01/16	780,735
985	Port Saint Lucie, FL Spl Assmt Rev Util Svc Area No 3 & 4A (MBIA Insd)	5.000	10/01/18	989,009
3,000	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd)	5.350	03/15/42	2,881,830
5,000	Saint Johns Cnty, FL Indl Dev Auth First Mtg Rev Presbyterian Retirement, Ser A	5.625	08/01/34	4,354,400
535	Saint Johns Cnty, FL Indl Dev Auth Professional Golf Proj Rfdg (MBIA Insd)	5.250	09/01/12	562,344
1,000	Saint Lucie Cnty, FL Sch Brd Ctf, Ser A (FSA Insd)	5.000	07/01/21	984,190
2,125	Santa Rosa Bay Brdg Auth FL Rev Cap Apprec (MBIA Insd)	*	07/01/18	1,267,392
500	Seminole Tribe FL Spl Oblig Rev, Ser A (f)	5.250	10/01/27	428,080
500	Seminole Tribe FL Spl Oblig Rev, Ser A (f)	5.750	10/01/22	467,215
4,000	Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)	5.200	10/01/22	3,915,960
8,825	Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl Med Rfdg, Ser A (MBIA Insd)	6.625	12/01/13	8,848,739
1,000	Village Ctr Cmnty Dev Dist FL, Ser A (MBIA Insd)	5.200	11/01/25	982,190
3,735	Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Rfdg, Ser B (AMBAC Insd)	5.250	10/15/19	3,692,720
1,000	Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Rfdg, Ser B (AMBAC Insd)	5.250	10/15/22	995,070

				79,912,149

18
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Georgia 5.3%
$1,370	Atlanta, GA Tax Allocation Rfdg Atlantic Sta Proj (AGL Insd)	5.250%	12/01/21	$1,341,353
1,000	Atlanta, GA Tax Allocation Rfdg Atlantic Sta Proj (AGL Insd)	5.250	12/01/22	966,180
4,390	Bleckley-Cochran, GA Dev Auth Student Hsg Fac Rev MGC Real Estate Fndtn, Ser A (CIFG Insd)	5.000	07/01/25	4,133,010
11,355	Bleckley-Cochran, GA Dev Auth Student Hsg Fac Rev MGC Real Estate Fndtn, Ser A (CIFG Insd) (a)	5.000	07/01/36	10,281,839
14,530	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (AMBAC Insd)	6.400	01/01/13	15,691,528
160	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (AMBAC Insd) (Prerefunded @ 1/01/11)	6.400	01/01/13	172,245
9,445	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (MBIA Insd)	6.500	01/01/17	10,488,295
145	Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (MBIA Insd) (Prerefunded @ 1/01/14)	6.500	01/01/17	165,510
860	Georgia Muni Elec Auth Pwr Rev, Ser Y (AMBAC Insd) (e)	6.400	01/01/13	933,057
410	Georgia Muni Elec Auth Pwr Rev, Ser Y (MBIA Insd)	6.500	01/01/17	464,813

				44,637,830

	Idaho 1.0%
1,000	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser A (AMT)	5.625	07/01/28	919,460
1,290	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser B (AMT)	5.375	07/01/28	1,152,073
3,800	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class III, Ser A (AMT)	5.700	07/01/28	3,522,144
3,265	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class III, Ser B (AMT)	5.400	07/01/28	2,925,048

				8,518,725

	Illinois 17.1%
3,755	Bourbonnais, IL Indl Proj Rev Olivet Nazarene Univ Proj (Radian Insd)	5.125	11/01/37	2,985,863
1,500	Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser A (FGIC Insd)	*	12/01/19	836,355
1,020	Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser A (FGIC Insd)	*	12/01/25	372,739
2,845	Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser B-1 (FGIC Insd)	*	12/01/19	1,586,287
5,925	Chicago, IL Midway Arpt Rev Second Lien Rfdg, Ser B (AMBAC Insd) (a)	5.000	01/01/21	5,786,651
6,220	Chicago, IL Midway Arpt Rev Second Lien Rfdg, Ser B (AMBAC Insd) (a)	5.000	01/01/22	5,986,128

19
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,000	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien Rfdg, Ser A (AGL Insd)	5.000%	01/01/29	$931,220
6,000	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)	5.250	01/01/24	5,839,920
3,855	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)	5.250	01/01/26	3,735,611
17,500	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lein Rfdg, Ser A-2 (FSA Insd) (b)	5.750	01/01/20	16,935,625
20,000	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lein Rfdg, Ser A-2 (FSA Insd) (b)	5.750	01/01/21	19,019,300
5,000	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien Rfdg, Ser E (AGL Insd)	5.000	01/01/34	4,590,350
2,840	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien Rfdg, Ser E (AGL Insd)	5.250	01/01/21	2,844,913
3,120	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien Rfdg, Ser E (AGL Insd)	5.250	01/01/23	3,055,416
1,430	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien Rfdg, Ser E (AGL Insd)	5.250	01/01/24	1,391,848
615	Chicago, IL Pk Dist, Ser C (FGIC Insd)	5.500	01/01/19	627,503
145	Chicago, IL Proj Rfdg, Ser A (AMBAC Insd)	5.625	01/01/39	145,861
3,230	Chicago, IL Proj Rfdg, Ser A (FGIC Insd)	5.375	01/01/34	3,209,845
1,305	Chicago, IL Proj Rfdg, Ser A (MBIA Insd)	5.500	01/01/38	1,307,571
50	Chicago, IL Proj Rfdg, Ser A (MBIA Insd) (Prerefunded @ 1/01/11)	5.500	01/01/38	53,321
4,200	Chicago, IL, Ser A (AGL Insd)	5.250	01/01/24	4,147,584
4,400	Chicago, IL, Ser A (AGL Insd)	5.250	01/01/25	4,324,144
4,945	Chicago, IL Single Family Mtg Rev Coll, Ser I (GNMA Collateralized) (AMT)	5.300	06/01/43	4,619,520
345	Cook Cnty, IL Sch Dist No 100 Berwyn South Cap Apprec (FSA Insd) (a)	8.100	12/01/16	434,941
290	Cook Cnty, IL Sch Dist No 100 Berwyn South Cap Apprec (FSA Insd) (a)	8.200	12/01/14	358,611
2,605	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (FGIC Insd) (a)	*	12/01/17	1,633,231
2,995	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (FGIC Insd) (a)	*	12/01/18	1,758,035
4,210	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (FGIC Insd) (a)	*	12/01/19	2,311,921
4,050	Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (FGIC Insd)	*	12/01/20	2,065,824
3,000	Du Page Cnty, IL Cmnty High Sch (FSA Insd)	5.600	01/01/22	3,050,700
540	Grundy, Kendall & Will Cntys, IL (AMBAC Insd)	5.500	05/01/20	547,101
340	Grundy, Kendall & Will Cntys, IL (AMBAC Insd)	5.500	05/01/21	343,322

20
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$3,000	Huntley, IL Spl Svc Area No 10 Spl Tax Rfdg (AGL Insd)	5.100%	03/01/29	$2,829,150
2,000	Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 (FSA Insd)	6.650	02/01/11	2,157,380
1,000	Illinois Fin Auth Rev IL Fin Auth Roosevelt Univ	5.400	04/01/27	893,450
12,000	Illinois Fin Auth Rev Resurrection Hlthcare, Ser A (FSA Insd)	5.500	05/15/24	11,489,880
2,000	Illinois Med Dist (MBIA Insd)	5.250	06/01/32	1,913,700
1,200	Lake Cnty, IL Cmnty Cons Sch Dist No 50 Woodland Cap Apprec, Ser B (FGIC Insd)	*	12/01/14	910,416
6,790	Lake Cnty, IL Cmnty Unit Sch Dist No 60 Waukegan Cap Apprec, Ser A (FSA Insd)	*	12/01/17	4,384,574
3,000	McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No 158 Cap Apprec (FGIC Insd)	*	01/01/17	1,934,160
4,000	McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No 158 Cap Apprec (FGIC Insd)	*	01/01/18	2,410,320
1,330	McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap Apprec (FGIC Insd)	*	01/01/16	934,219
6,000	Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev McCormick Pl Expn, Ser A (MBIA Insd)	5.250	06/15/42	5,804,460

				142,498,970

	Indiana 0.3%
325	Indiana Bd Bk Spl Pgm, Ser A (AMBAC Insd) (e)	9.750	08/01/09	337,691
2,000	Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis, Ser E (FSA Insd)	5.250	05/15/41	1,856,080
500	Plainfield, IN Cmnty High Sch Bldg Corp First Mtg (FGIC Insd)	5.000	01/15/30	457,685

				2,651,456

	Iowa 0.3%
2,375	Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA Insd)	5.750	07/01/17	2,403,453

	Kentucky 0.5%
4,000	Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev, Subser A-1 (AGL Insd)	6.000	12/01/38	3,854,080

	Louisiana 3.5%
3,075	Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.375	12/01/12	3,270,478
5,530	Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.500	12/01/18	6,211,738

21
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Louisiana (Continued)
$7,500	Lafayette, LA Util Rev (MBIA Insd)	5.250%	11/01/24	$7,499,625
10,000	Louisiana Pub Fac Auth Rev Christus Hlth, Subser C-2 (AMBAC Insd) (c) (d)	8.500	07/01/41	10,000,000
2,500	Louisiana St Gas & Fuels Tax Rev, Ser A (AGL Insd)	5.000	05/01/28	2,365,475

				29,347,316

	Massachusetts 1.4%
2,350	Massachusetts Muni Whsl Elec Co Nuclear Mix, Ser 1-A (MBIA Insd)	5.250	07/01/13	2,463,669
175	Massachusetts Muni Whsl Elec Co Proj No. 6-A, Ser A (MBIA Insd)	5.250	07/01/16	178,213
2,000	Massachusetts St Hlth & Ed Fac Auth Rev Caregroup, Ser B-2 (MBIA Insd)	5.375	02/01/27	1,863,020
1,060	Massachusetts St Hsg Fin Agy Hsg Rev Single Family Hsg, Ser 126 (AMT) (b)	4.550	06/01/27	845,080
300	Massachusetts St Hsg Fin Agy Hsg Rev Single Family Hsg, Ser 126 (AMT) (b)	4.700	06/01/38	227,133
1,745	Massachusetts St Hsg Fin Agy Hsg, Ser C (AMT)	5.100	12/01/27	1,517,173
5,000	Massachusetts St Wtr Pollutn Abatement Tr Pool Pgm, Ser 12 (b)	4.375	08/01/31	4,219,225

				11,313,513

	Michigan 0.3%
75	Chippewa Valley, MI Sch Bldg & Site (FSA Insd)	5.000	05/01/20	75,667
3,000	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	2,266,230

				2,341,897

	Minnesota 0.5%
4,020	Minneapolis, MN Hlthcare Sys Rev Var Rfdg Fairview Hlth Svc, Ser C (MBIA Insd) (a) (c) (d)	9.750	11/15/26	4,020,000

	Mississippi 0.1%
1,000	Harrison Cnty, MS Wastewtr Mgmt & Solid Wastewtr Treatment Fac Rfdg, Ser A (FGIC Insd) (e)	8.500	02/01/13	1,202,140

	Missouri 0.3%
220	Mehlville, MO Sch Dist No R-9 Ctf Partn, Ser A (FSA Insd)	5.500	03/01/16	227,808
230	Mehlville, MO Sch Dist No R-9 Ctf Partn, Ser A (FSA Insd)	5.500	03/01/17	238,163

22
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Missouri (Continued)
$2,975	Springfield, MO Pub Bldg Corp Leasehold Rev Springfield Branson Arpt, Ser B (AMBAC Insd) (AMT)	4.600%	07/01/36	$2,221,908

				2,687,879

	Nebraska 2.3%
15,570	Nebraska Pub Pwr Dist Rev Gen, Ser B (FSA Insd) (a) (b)	5.000	01/01/37	14,354,450
3,620	Saunders Cnty, NE (FSA Insd) (a)	5.000	11/01/35	3,361,641
2,000	Washington Cnty, NE Wastewtr & Solid Waste Disp Fac Rev Cargill Inc Proj (AMT)	4.850	04/01/35	1,566,640

				19,282,731

	Nevada 0.9%
1,500	Clark Cnty, NV Arpt Impt Rev Rfdg, Ser A (MBIA Insd) (c) (d)	9.750	07/01/12	1,500,000
3,045	Clark Cnty, NV Arpt Rev Sub Lien, Ser A-1 (FGIC Insd) (AMT)	5.500	07/01/20	2,833,768
3,000	Clark Cnty, NV Arpt Rev Sub Lien, Ser A-1 (FGIC Insd) (AMT)	5.500	07/01/21	2,737,410
935	Reno, NV Cap Impt Rev (FGIC Insd)	5.125	06/01/26	851,290

				7,922,468

	New Hampshire 0.2%
1,810	New Hampshire St Hsg Fin Auth Single Family Mth Rev Acquisition, Ser D (AMT)	5.500	07/01/28	1,641,779

	New Jersey 1.8%
12,430	Tobacco Settlement Fin Corp NJ, Ser A-1 (b)	4.750	06/01/34	8,145,938
10,500	Tobacco Settlement Fin Corp NJ, Ser A-1 (b)	5.000	06/01/41	6,649,388

				14,795,326

	New York 1.8%
5,470	New York City Hlth & Hosp Hlth Sys, Ser A (FSA Insd)	5.000	02/15/21	5,405,126
2,360	New York City Hsg Dev Corp, Ser B-1 (AMT)	5.125	11/01/32	2,010,743
5,000	New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd) (b)	5.250	11/01/27	4,206,350
3,105	New York St Dorm Auth Rev Insd Brooklyn Law Sch, Ser B (XLCA Insd) (a)	5.375	07/01/21	3,107,950

				14,730,169

	North Carolina 0.7%
6,000	Johnston, NC Mem Hosp Auth (FSA Insd)	5.250	10/01/24	5,872,920

	North Dakota 1.3%
5,000	Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly Station Rfdg (AMBAC Insd)	7.200	06/30/13	5,504,450
5,000	Oliver Cnty, ND Pollutn Ctl Rev Square Butte Elec Coop Rfdg, Ser A (AMBAC Insd)	5.300	01/01/27	4,778,800

23
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	North Dakota (Continued)
$675	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group	5.125%	07/01/25	$587,264

				10,870,514

	Ohio 0.7%
3,500	Lorain Cnty, OH Hosp Rev Catholic Rfdg, Ser C-1 (FSA Insd)	5.000	04/01/24	3,336,550
2,845	Ohio Hsg Fin Agy Multifamily Hsg Mtg Covenant, Ser C (GNMA Collateralized) (AMT) (a)	6.100	09/20/49	2,659,591

				5,996,141

	Oklahoma 1.8%
1,000	Chickasaw Nation, OK Hlth Sys (f)	6.250	12/01/32	933,950
2,395	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/21	2,409,801
2,395	Grand River Dam Auth OK Rev, Ser A (BHAC Insd	5.000	06/01/22	2,386,857
4,075	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/23	4,016,442
4,320	McAlester, OK Pub Wks Auth Util Cap Apprec, Ser A (FSA Insd)	*	02/01/30	1,140,567
2,000	Oklahoma Colleges Brd Regt Stad Univ Cent OK, Ser B (AMBAC Insd)	5.500	06/01/24	2,009,500
2,000	Tulsa, OK Cmnty College Rev (AMBAC Insd)	5.500	07/01/22	2,017,960

				14,915,077

	Pennsylvania 2.5%
5,000	Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth Sys, Ser A (MBIA Insd) (Prerefunded @ 11/15/10)	6.500	11/15/30	5,490,650
4,875	Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh Mercy Hlth Sys Inc (AMBAC Insd) (e)	5.625	08/15/26	5,094,814
250	Harrisburg, PA Auth Res Gtd Sub, Ser D-2 (FSA Insd)	5.000	12/01/33	256,680
3,000	Lycoming Cnty, PA Auth College Rev PA College of Technology (AMBAC Insd)	5.350	07/01/26	2,952,480
3,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 102-A (AMT)	5.250	10/01/23	2,737,890
4,555	Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance 4th Ser (FSA Insd)	5.250	08/01/21	4,556,412

				21,088,926

	South Carolina 2.3%
5,170	Easley, SC Util Rev Impt & Rfdg (FSA Insd) (Prerefunded @ 12/01/15)	5.000	12/01/34	5,434,239
3,800	Scago Ed & Fac Corp for Cherokee Cnty SC Proj, Ser B (FSA Insd)	5.000	12/01/30	3,548,782

24
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	South Carolina (Continued)
$6,500	South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser A (AMBAC Insd)	5.200%	11/01/27	$6,256,120
4,465	Spartanburg Cnty, SC Regl Hlth Svc Dist Rfdg, Ser D (AGL Insd)	5.250	04/15/22	4,355,116

				19,594,257

	South Dakota 1.6%
3,000	South Dakota St Hlth & Ed Fac Auth Rev Vocational Ed Prog (AGL Insd)	5.500	08/01/38	2,816,280
5,205	South Dakota St Lease Rev Tr Ctf, Ser A (FSA Insd)	6.625	09/01/12	5,606,253
4,000	South Dakota St Lease Rev Tr Ctf, Ser A (FSA Insd)	6.700	09/01/17	4,570,320

				12,992,853

	Tennessee 0.2%
1,335	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Methodist, Ser B (FSA Insd)	5.250	09/01/27	1,279,344

	Texas 9.4%
620	Alamo, TX Cmnty College Dist Combined Fee Rfdg (FSA Insd)	5.000	11/01/22	610,737
5,000	Brazos Riv Auth TX Rev Houston Ind Inc Proj, Ser C (AMBAC Insd)	5.125	05/01/19	4,905,750
4,000	Dallas Fort Worth, TX Intl Arpt Rev Impt, Ser B (FSA Insd) (AMT) (b)	5.375	11/01/21	3,660,640
6,110	Dallas Fort Worth, TX Intl Arpt Rev Impt, Ser B (FSA Insd) (AMT) (b)	5.500	11/01/19	5,860,132
1,000	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Baylor College Med, Ser A-1 (AMBAC Insd) (c) (d)	9.500	11/15/47	1,000,000
12,500	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Baylor College Med, Ser A-4 (AMBAC Insd) (c) (d)	9.500	11/15/47	12,500,000
2,000	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Baylor College Med, Ser A-5 (AMBAC Insd) (c) (d)	9.000	11/15/47	2,000,000
4,000	Harris Cnty, TX Hlth Fac Dev Corp Rev Christus Hlth, Ser A-3 (FSA Insd) (c) (d)	9.000	07/01/31	4,000,000
22,500	Houston, TX Util Sys Rev First Lien Rfdg, Ser A (BHAC Insd)	5.250	05/15/23	22,272,300
750	Laredo, TX Cmnty College Dist Unrefunded Balance Bldg & Rfdg (AMBAC Insd)	5.300	08/01/26	733,860
3,000	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT)	6.000	08/01/20	2,963,640
2,500	North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	5.625	01/01/33	2,297,175

25
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$2,750	Nueces Riv Auth TX Wtr Supply Rev Fac Corpus Christi Proj Rfdg (FSA Insd)	5.000%	07/15/25	$2,594,543
2,000	Nueces Riv Auth TX Wtr Supply Rev Fac Corpus Christi Proj Rfdg (FSA Insd)	5.000	03/01/27	1,869,640
1,750	Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev, Ser B (FGIC Insd) (e)	5.000	09/01/15	1,823,325
10,000	Texas St Tpk Auth Cent TX Tpk First Tier, Ser A (AMBAC Insd)	5.500	08/15/39	9,380,100

				78,471,842

	Utah 0.2%
475	Provo, UT Elec Rev 1984 Rfdg, Ser A (AMBAC Insd) (e)	10.375	09/15/15	589,793
1,000	Utah Hsg Corp Single Family Mtg Rev, Class III, Ser C-1 (AMT)	5.700	07/01/28	926,880

				1,516,673

	Washington 7.9%
4,115	Chelan Cnty, WA Sch Dist No 246 (FSA Insd)	5.000	12/01/21	4,124,300
11,340	Energy Northwest WA Elec Rev Columbia Generating Rfdg, Ser A (FSA Insd)	5.500	07/01/17	11,904,959
4,500	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser A (FSA Insd)	5.500	07/01/17	4,707,855
14,500	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser A (FSA Insd)	5.500	07/01/18	15,121,180
5,000	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser B (FSA Insd)	6.000	07/01/16	5,358,400
1,365	Energy Northwest WA Wind Proj (AMBAC Insd)	5.000	07/01/23	1,265,260
1,215	Fife, WA Wtr & Swr Rev (MBIA Insd) (a)	5.000	04/01/24	1,153,387
1,160	Fife, WA Wtr & Swr Rev (MBIA Insd) (a)	5.000	04/01/29	1,066,492
1,600	Fife, WA Wtr & Swr Rev (MBIA Insd)	5.125	04/01/24	1,570,640
1,025	King Cnty, WA Hsg Auth Cap Fd Pgm Rev Egis Hsg Pgm (FSA Insd) (AMT)	5.300	06/01/23	937,793
4,140	Lynnwood, WA Pub Fac Dist Rev Convention Ctr (AMBAC Insd)	5.000	12/01/34	3,742,850
145	Snohomish Cnty, WA Pub Util 1 (FSA Insd)	5.000	12/01/24	139,542
2,565	Snohomish Cnty, WA Pub Util 1 (FSA Insd)	5.500	12/01/23	2,593,318
3,000	Spokane, WA Pub Fac Dist Hotel (MBIA Insd)	5.250	09/01/33	2,844,270
2,000	Spokane, WA Pub Fac Dist Hotel (MBIA Insd)	5.750	12/01/25	2,040,060
2,420	Spokane, WA Pub Fac Dist Hotel (MBIA Insd)	5.750	12/01/26	2,458,647
5,000	Washington St Hlthcare Fac Auth Rev Providence Hlth, Ser D (FSA Insd)	5.250	10/01/33	4,708,450

				65,737,403

26
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	West Virginia 0.2%
$1,530	West Virginia Econ Dev Auth Lease Rev Correctional Juvenile & Pub, Ser A (MBIA Insd)	5.500%	06/01/19	$1,570,361

	Wisconsin 0.4%
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Ministry Hlth (FSA Insd)	5.000	08/01/31	907,590
3,000	Wisconsin St Hlth & Ed Fac Auth Rev Ministry Hlth (FSA Insd)	5.000	08/01/34	2,702,640

				3,610,230

	Wyoming 0.5%
4,500	Wyoming Cmnty Dev Auth Hsg Rev, Ser 1 (AMT)	5.300	12/01/23	4,109,220

	Puerto Rico 0.4%
3,000	Puerto Rico Indl Tourist Ed Med & Environmental Ctl Fac Hosp Aux (MBIA Insd)	6.250	07/01/16	3,006,990

Total Long-Term Investments 107.9% (Cost $969,663,077)				900,487,304

Total Short-Term Investments 0.4% (Cost $3,100,000)				3,100,000

Total Investments 108.3% (Cost $972,763,077)				903,587,304

Liability for Floating Rate Note Obligations Related to Securities Held (10.3%) (Cost ($85,610,000))
(85,610)	Notes with interest rates ranging from 5.73% to 8.79% at September 30, 2008 and contractual maturities of collateral ranging from 2019 to 2046 (See Note 1) (g)			(85,610,000)

Total Net Investments 98.0% (Cost $887,409,741)				817,977,304

Other Assets in Excess of Liabilities 2.0%				16,376,643

Net Assets 100.0%				$834,353,947

27
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	The Fund owns 100% of the outstanding bond issuance.

(b)	Underlying security related to Inverse Floaters entered into by the Fund. See Notes 1H and 6B.

(c)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(d)	Variable Rate Coupon

(e)	Escrowed to Maturity

(f)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g)	Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2008.

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
Connie Lee—Connie Lee Insurance Co.
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
MBIA—Municipal Bond Investors Assurance Corp.
Radian—Radian Asset Assurance
XLCA—XL Capital Assurance Inc.

28
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008

Assets:
Total Investments (Cost $972,763,077)	$903,587,304
Cash	3,926,669
Receivables:
Interest	12,775,751
Investments Sold	3,101,323
Fund Shares Sold	894,009
Other	265,795

Total Assets	924,550,851

Liabilities:
Payables:
Floating Rate Note Obligations	85,610,000
Fund Shares Repurchased	1,865,652
Investments Purchased	890,000
Income Distributions	596,624
Investment Advisory Fee	369,760
Distributor and Affiliates	259,941
Trustees’ Deferred Compensation and Retirement Plans	350,337
Accrued Expenses	254,590

Total Liabilities	90,196,904

Net Assets	$834,353,947

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$959,008,589
Accumulated Undistributed Net Investment Income	3,288,218
Accumulated Net Realized Loss	(58,767,087)
Net Unrealized Depreciation	(69,175,773)

Net Assets	$834,353,947

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $794,432,630 and 51,922,796 shares of beneficial interest issued and outstanding)	$15.30
Maximum sales charge (4.75%* of offering price)	0.76

Maximum offering price to public	$16.06

Class B Shares:
Net asset value and offering price per share (Based on net assets of $20,694,815 and 1,354,201 shares of beneficial interest issued and outstanding)	$15.28

Class C Shares:
Net asset value and offering price per share (Based on net assets of $18,388,012 and 1,204,554 shares of beneficial interest issued and outstanding)	$15.27

Class I Shares:
Net asset value and offering price per share (Based on net assets of $838,490 and 54,801 shares of beneficial interest issued and outstanding)	$15.30

*	On sales of $100,000 or more, the sales charge will be reduced.

29
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2008

Investment Income:
Interest	$57,528,196

Expenses:
Interest and Residual Trust Expenses	5,557,095
Investment Advisory Fee	4,880,960
Distribution (12b-1) and Service Fees
Class A	2,234,855
Class B	257,293
Class C	187,064
Transfer Agent Fees	565,644
Accounting and Administrative Expenses	191,718
Professional Fees	137,157
Custody	93,954
Registration Fees	68,440
Reports to Shareholders	64,930
Trustees’ Fees and Related Expenses	40,557
Other	50,416

Total Expenses	14,330,083
Less Credits Earned on Cash Balances	33,608

Net Expenses	14,296,475

Net Investment Income	$43,231,721

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(43,296,311)
Futures	(11,672,511)

Net Realized Loss	(54,968,822)

Unrealized Appreciation/Depreciation:
Beginning of the Period	11,207,932
End of the Period	(69,175,773)

Net Unrealized Depreciation During the Period	(80,383,705)

Net Realized and Unrealized Loss	$(135,352,527)

Net Decrease in Net Assets From Operations	$(92,120,806)

30
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

From Investment Activities:
Operations:
Net Investment Income	$43,231,721	$43,645,112
Net Realized Loss	(54,968,822)	(5,564,246)
Net Unrealized Depreciation During the Period	(80,383,705)	(44,531,309)

Change in Net Assets from Operations	(92,120,806)	(6,450,443)

Distributions from Net Investment Income:
Class A Shares	(40,787,122)	(40,174,291)
Class B Shares	(960,926)	(1,163,640)
Class C Shares	(704,919)	(610,672)
Class I Shares	(51,364)	(88,748)

	(42,504,331)	(42,037,351)

Distributions from Net Realized Gain:
Class A Shares	-0-	(3,149,919)
Class B Shares	-0-	(122,192)
Class C Shares	-0-	(59,328)
Class I Shares	-0-	(7,068)

	-0-	(3,338,507)

Total Distributions	(42,504,331)	(45,375,858)

Net Change in Net Assets from Investment Activities	(134,625,137)	(51,826,301)

From Capital Transactions:
Proceeds from Shares Sold	59,362,955	61,750,099
Net Asset Value of Shares Issued Through Dividend Reinvestment	34,710,512	36,270,893
Cost of Shares Repurchased	(158,433,865)	(155,459,171)

Net Change in Net Assets from Capital Transactions	(64,360,398)	(57,438,179)

Total Decrease in Net Assets	(198,985,535)	(109,264,480)
Net Assets:
Beginning of the Period	1,033,339,482	1,142,603,962

End of the Period (Including accumulated undistributed net investment income of $3,288,218 and $2,625,987, respectively)	$834,353,947	$1,033,339,482

31
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Statements  continued

Statement of Cash Flows
For the Year Ended September 30, 2008

Change in Net Assets from Operations	$(92,120,806)

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of Investments	(653,190,306)
Proceeds from Sales	869,129,543
Net Purchases of Short-Term Investments	45,625,000
Amortization of Premium	1,707,938
Accretion of Discount	(1,437,394)
Net Realized Loss on Investments	43,296,311
Net Change in Unrealized Appreciation on Investments	78,685,447
Decrease in Interest Receivables and Other Assets	797,504
Increase in Receivable for Investments Sold	(3,101,323)
Decrease in Accrued Expenses and Other Payables	(122,706)
Decrease in Investments Purchased Payable	(19,279,895)

Total Adjustments	362,110,119

Net Cash Provided by Operating Activities	269,989,313

Cash Flows from Financing Activities
Proceeds from Shares Sold	58,645,376
Repurchased Shares	(159,122,559)
Dividends Paid	(7,854,424)
Proceeds from and Repayments of Floating Rate Note Obligations	(159,115,000)

Net Cash Used for Financing Activities	(267,446,607)

Net Change in Cash	2,542,706
Cash at the Beginning of the Period	1,383,963

Cash at the End of the Period	$3,926,669

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$5,557,095

32
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2008	2007	2006		2005	2004

Net Asset Value, Beginning of the Period	$17.72	$18.59	$18.87		$19.07	$19.27

Net Investment Income	0.77 (a)	0.74 (a)	0.72	(a)	0.72	0.76
Net Realized and Unrealized Gain/Loss	(2.43)	(0.84)	0.09		(0.01)	0.02

Total from Investment Operations	(1.66)	(0.10)	0.81		0.71	0.78

Less:
Distributions from Net Investment Income	0.76	0.71	0.71		0.74	0.75
Distributions from Net Realized Gain	-0-	0.06	0.38		0.17	0.23

Total Distributions	0.76	0.77	1.09		0.91	0.98

Net Asset Value, End of the Period	$15.30	$17.72	$18.59		$18.87	$19.07

Total Return (b)	–9.57%	–0.63%	4.49%		3.77%	4.22%
Net Assets at End of the Period (In millions)	$794.4	$983.3	$1,075.9		$1,114.2	$1,137.2
Ratio of Expenses to Average Net Assets	1.47%	1.54%	1.00%		0.94%	0.89%
Ratio of Net Investment Income to Average Net Assets	4.58%	4.02%	3.87%		3.81%	3.99%
Portfolio Turnover	59%	51%	45%		65%	39%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.89%	0.88%	0.88%		0.88%	0.87%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

33
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2008	2007	2006		2005	2004

Net Asset Value, Beginning of the Period	$17.70	$18.57	$18.85		$19.05	$19.24

Net Investment Income	0.64 (a)	0.60 (a)	0.58	(a)	0.59	0.62
Net Realized and Unrealized Gain/Loss	(2.43)	(0.84)	0.09		(0.02)	0.02

Total from Investment Operations	(1.79)	(0.24)	0.67		0.57	0.64

Less:
Distributions from Net Investment Income	0.63	0.57	0.57		0.60	0.60
Distributions from Net Realized Gain	-0-	0.06	0.38		0.17	0.23

Total Distributions	0.63	0.63	0.95		0.77	0.83

Net Asset Value, End of the Period	$15.28	$17.70	$18.57		$18.85	$19.05

Total Return (b)	–10.27%	–1.38%	3.71%		3.04%	3.43%
Net Assets at End of the Period (In millions)	$20.7	$30.0	$43.0		$56.2	$66.4
Ratio of Expenses to Average Net Assets	2.22%	2.29%	1.75%		1.70%	1.65%
Ratio of Net Investment Income to Average Net Assets	3.79%	3.25%	3.11%		3.05%	3.23%
Portfolio Turnover	59%	51%	45%		65%	39%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.64%	1.63%	1.63%		1.64%	1.63%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

34
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2008	2007	2006		2005	2004

Net Asset Value, Beginning of the Period	$17.68	$18.55	$18.84		$19.04	$19.23

Net Investment Income	0.65 (a)	0.60 (a)	0.58	(a)	0.58	0.62
Net Realized and Unrealized Gain/Loss	(2.43)	(0.84)	0.08		(0.01)	0.02

Total from Investment Operations	(1.78)	(0.24)	0.66		0.57	0.64

Less:
Distributions from Net Investment Income	0.63	0.57	0.57		0.60	0.60
Distributions from Net Realized Gain	-0-	0.06	0.38		0.17	0.23

Total Distributions	0.63	0.63	0.95		0.77	0.83

Net Asset Value, End of the Period	$15.27	$17.68	$18.55		$18.84	$19.04

Total Return (b)	-10.28%	-1.38%	3.66%		3.04%	3.43%
Net Assets at End of the Period (In millions)	$18.4	$19.0	$21.3		$21.7	$19.9
Ratio of Expenses to Average Net Assets	2.23%	2.29%	1.75%		1.70%	1.65%
Ratio of Net Investment Income to Average Net Assets	3.83%	3.26%	3.11%		3.05%	3.23%
Portfolio Turnover	59%	51%	45%		65%	39%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.64%	1.63%	1.63%		1.64%	1.63%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

35
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					August 12, 2005
					(Commencement of
	Year Ended September 30,				Operations) to
Class I Shares	2008	2007	2006		September 30, 2005

Net Asset Value, Beginning of the Period	$17.72	$18.59	$18.87		$18.93

Net Investment Income	0.82 (a)	0.78 (a)	0.75	(a)	0.10
Net Realized and Unrealized Gain/Loss	(2.44)	(0.84)	0.10		(0.06)

Total from Investment Operations	(1.62)	(0.06)	0.85		0.04

Less:
Distributions from Net Investment Income	0.80	0.75	0.75		0.10
Distributions from Net Realized Gain	-0-	0.06	0.38		-0-

Total Distributions	0.80	0.81	1.13		0.10

Net Asset Value, End of the Period	$15.30	$17.72	$18.59		$18.87

Total Return (b)	–9.34%	–0.38%	4.75%		0.20% *
Net Assets at End of the Period (In millions)	$0.8	$1.1	$2.4		$1.9
Ratio of Expenses to Average Net Assets	1.22%	1.29%	0.75%		0.70%
Ratio of Net Investment Income to Average Net Assets	4.83%	4.23%	4.11%		4.06%
Portfolio Turnover	59%	51%	45%		65%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.64%	0.63%	0.63%		0.64%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36
See Notes to Financial Statements

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008

1. Significant Accounting Policies
Van Kampen Insured Tax Free Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2008, the Fund had $890,000 of when-issued and delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision

37

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $8,200,776 which will expire according to the following schedule:

Amount	Expiration

$210,390	September 30, 2015
7,990,386	September 30, 2016

At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$872,267,693

Gross tax unrealized appreciation	$10,899,413
Gross tax unrealized depreciation	(65,189,802)

Net tax unrealized depreciation on investments	$(54,290,389)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended September 30, 2008 and 2007 was as follows:

	2008	2007

Distributions paid from:
Ordinary income	$90,745	$368,719
Tax-exempt income	42,474,190	41,829,550
Long-term capital gain	-0-	3,333,429

	$42,564,935	$45,531,698

38

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

Permanent differences, primarily due to the Fund’s investment in other regulated investment companies, resulted in the following reclassification among the Fund’s components of net assets at September 30, 2008:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$(65,159)	$65,159	$-0-

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$27,581
Undistributed tax-exempt income	3,985,891

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post-October losses of $65,205,726 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Insurance Expense The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund’s portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund’s portfolio.

G. Credits Earned on Cash Balances During the year ended September 30, 2008, the Fund’s custody fee was reduced by $33,608 as a result of credits earned on cash balances.

H. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement

39

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2008, Fund investments with a value of $113,999,091 are held by the dealer trusts and serve as collateral for the $85,610,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average interest and fee rate related to residual interests during the year ended September 30, 2008 were $176,245,000 and 3.15%, respectively.

2.  Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.525%
Next $500 million	0.500%
Next $500 million	0.475%
Over $1.5 billion	0.450%

For the year ended September 30, 2008, the Fund recognized expenses of approximately $28,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $106,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $295,900 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $229,600 are included in

40

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

“Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $100,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $43,300. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended September 30, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	Shares	Value	Shares	Value

Sales:
Class A	3,018,441	$51,020,898	3,029,192	$55,440,204
Class B	117,124	1,962,206	119,180	2,169,642
Class C	361,871	6,101,624	202,348	3,648,363
Class I	16,700	278,227	26,658	491,890

Total Sales	3,514,136	$59,362,955	3,377,378	$61,750,099

Dividend Reinvestment:
Class A	2,007,553	$33,440,836	1,901,728	$34,806,744
Class B	43,319	720,678	48,204	882,182
Class C	30,057	498,051	26,612	486,151
Class I	3,059	50,947	5,217	95,816

Total Dividend Reinvestment	2,083,988	$34,710,512	1,981,761	$36,270,893

Repurchases:
Class A	(8,586,406)	$(145,175,116)	(7,320,562)	$(133,746,892)
Class B	(501,734)	(8,448,262)	(788,918)	(14,359,946)
Class C	(260,696)	(4,392,221)	(301,386)	(5,496,161)
Class I	(25,477)	(418,266)	(102,322)	(1,856,172)

Total Repurchases	(9,374,313)	$(158,433,865)	(8,513,188)	$(155,459,171)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2008, the Fund received redemption fees of approximately $1,700, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the

41

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $653,190,306 and $869,129,543, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio’s effective yield, maturity and duration. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended September 30, 2008, were as follows:

Contracts

Outstanding at September 30, 2007	1,926
Futures Opened	2,435
Futures Closed	(4,361)

Outstanding at September 30, 2008	-0-

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have

42

Van Kampen Insured Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $646,000 and $67,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of September 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

43

Van Kampen Insured Tax Free Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Insured Tax Free Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the “Fund”)) as of September 30, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Insured Tax Free Income Fund of the Van Kampen Tax Free Trust at September 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 19, 2008

44

Van Kampen Insured Tax Free Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2008. The Fund designated 99.8% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

45

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

46

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

47

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

48

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1984	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

49

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

50

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1984	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

51

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

52

Van Kampen Insured Tax Free Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

53

Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Insured Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

32, 332, 532, 632
TFINANN 11/08
IU08-05763P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Strategic Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

This chart compares your fund’s performance to that of the Lehman Brothers Municipal Bond Index from 9/30/98 through 9/30/08. Class A shares adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	6/28/85		4/30/93		8/13/93		since 12/19/07
		w/ max		w/max		w/ max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	5.61%	5.39%	3.70%	3.70%	3.13%	3.13%	-7.71%

10-year	2.44	1.94	1.82	1.82	1.73	1.73	—

5-year	2.18	1.19	1.41	1.17	1.41	1.41	—

1-year	-10.19	-14.48	-10.88	-14.27	-10.87	-11.72	—

30 day SEC Yield	5.60%		5.14%		5.14%		6.14%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employersponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended September 30, 2008

Market Conditions

The broad financial markets were highly volatile throughout the reporting period as the credit crisis intensified, the housing market continued to decline, inflationary pressures grew and the economy appeared headed into recession. In early September 2008, investor confidence plummeted and the markets began a downward spiral following the government’s takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. In the weeks that followed, several other financial institutions were forced into mergers, rescued by government loans, or failed altogether as the value of their assets severely eroded. The credit markets became paralyzed as banks refused to lend while investors fled risky assets in favor of Treasury securities. In an effort to unlock the credit markets the Federal government interceded with various supportive measures including a $700 billion bailout plan.

The municipal bond market had already been under pressure for several months prior to September, due in part to the credit rating downgrades of various monoline bond insurers and the deterioration of the auction rate and variable rate markets. The failure of Lehman Brothers, however, prompted a wave of forced selling in the municipal market as leveraged buyers, mutual funds and brokerage firms began deleveraging, putting significant pressure on prices and severely eroding liquidity. As a result, municipal yields rose, particularly on the long end of the yield curve, far exceeding those of comparable Treasuries by the end of the period. For the third quarter of 2008, the short end of the curve outperformed the long end by roughly 870 basis points. The disparity in performance was even greater over the one-year reporting period as the short end outperformed by more than 1,400 basis points. As would be expected in the risk-averse and volatile environment, higher-quality municipal bonds outperformed lower-quality issues. For the overall period, high yield municipal spreads widened from approximately 165 basis points to 305 basis points.

Performance Analysis

Class A, B and C shares of Van Kampen Strategic Municipal Income Fund underperformed the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2008

			Lehman Brothers
Class A	Class B	Class C	Municipal Bond Index

-10.19%	-10.88%	-10.87%	-1.87%

Share classes listed above represent classes with the full 12 month period total returns to report. Class I shares commenced operations on December 19, 2007 and therefore are not listed on the table above.

The performance for the share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s investment focus on higher-yielding, lower- and non-rated municipal bonds was the primary detractor from performance relative to the Lehman Brothers Municipal Bond Index, which is comprised entirely of investment-grade issues. The risk-averse environment and market-wide flight to quality that persisted throughout the reporting period pushed high-yield spreads dramatically wider. Over the course of the period, the Fund’s allocation to non-rated securities rose by roughly 25 percent, due primarily to our reduction in holdings of inverse floating-rate securities in favor of traditional high-yield bonds. The credit rating downgrades of various monoline bond insurers was hindering the performance of the inverse floating-rate securities. Therefore, we trimmed holdings in these higher quality securities and invested the proceeds in traditional high yield municipal bonds which had become much more attractively priced.

Holdings of hospital, special tax, and life care bonds, which are the Fund’s top three sectors, also hindered performance. Although spreads widened in virtually every sector of the municipal market, these sectors were particularly hard hit. The Fund’s exposure to tobacco bonds also detracted, but the allocation to the sector was comparatively smaller at approximately six percent of holdings as of the end of the reporting period.

The Fund’s holdings in pre-refunded bonds, however, were additive to returns for the period. These triple-A rated, short-maturity securities benefited from the outperformance of the high-quality sector of the market and the front end of the yield curve.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocation as of 9/30/08

AAA/Aaa	8.1%
AA/Aa	1.6
A/A	2.5
BBB/Baa	10.6
BB/Ba	4.2
B/B	0.7
Non-Rated	72.3

Top 5 Sectors as of 9/30/08

Special Tax Districts	21.2%
Life Care	17.5
Hospital	16.5
Master Tobacco Settlement	6.2
Tax Allocation/Increment	3.7

Summary of Investments by State Classification as of 9/30/08

Florida	16.2%
Illinois	10.6
California	9.1
Minnesota	7.3
Pennsylvania	5.5
Texas	5.4
New York	4.4
Ohio	4.1
Michigan	3.5
Colorado	3.3
Arizona	3.1
Missouri	3.0
Tennessee	2.5
New Jersey	2.1
Virginia	1.9
Massachusetts	1.8
Maryland	1.7
Georgia	1.7
Washington	1.7
Nevada	1.6
Iowa	1.6
Indiana	1.5
Alabama	1.2
Wisconsin	1.1
South Carolina	1.1
Oklahoma	1.1
Louisiana	1.0
Oregon	0.8
Connecticut	0.8
West Virginia	0.7
New Mexico	0.6
Mississippi	0.6
Idaho	0.5
South Dakota	0.5
Hawaii	0.4
(continued on next page)

Summary of Investments by State Classification as of 9/30/08
(continued from previous page)

Kansas	0.4
Rhode Island	0.4
Alaska	0.3
New Hampshire	0.3
North Carolina	0.3
Wyoming	0.3
Vermont	0.3
District of Columbia	0.3
Utah	0.2
Montana	0.2
Delaware	0.2
North Dakota	0.1
U.S. Virgin Islands	0.1
Puerto Rico	0.0 *

Total Investments	107.4
Liability for Floating Rate Note Obligations Related to Securities Held	(8.5)

Net Investments	98.9
Other Assets in Excess of Liabilities	1.1

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations are as a percentage of long-term investments. Sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$949.19	$4.82
Hypothetical	1,000.00	1,020.05	5.00
(5% annual return before expenses)

Class B
Actual	1,000.00	944.70	8.46
Hypothetical	1,000.00	1,016.30	8.77
(5% annual return before expenses)

Class C
Actual	1,000.00	945.16	8.56
Hypothetical	1,000.00	1,016.20	8.87
(5% annual return before expenses)

Class I
Actual	1,000.00	951.21	3.71
Hypothetical	1,000.00	1,021.20	3.84
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.74%, 1.76% and 0.76% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$949.19	$4.00
Hypothetical	1,000.00	1,020.90	4.14
(5% annual return before expenses)

Class B
Actual	1,000.00	944.70	7.63
Hypothetical	1,000.00	1,017.15	7.92
(5% annual return before expenses)

Class C
Actual	1,000.00	945.16	7.63
Hypothetical	1,000.00	1,017.15	7.92
(5% annual return before expenses)

Class I
Actual	1,000.00	951.21	2.68
Hypothetical	1,000.00	1,022.25	2.78
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.57%, 1.57% and 0.55% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 107.4% Alabama 1.2%
$1,500	Alexander City, AL Spl Care Fac Fin Auth Med Fac Rev Russell Hosp Corp, Ser A	5.750%	12/01/36	$1,295,085
1,000	Butler, AL Indl Dev Brd Solid Waste Disp Rev Rfdg GA Pacific Corp Proj (AMT)	5.750	09/01/28	734,220
1,500	Colbert Cnty Northwest Auth Hlthcare Fac	5.750	06/01/27	1,324,590
3,490	Cullman, AL Cullman Med Pk South Med Clinic Brd Rev Cullman Regl Med Ctr, Ser A	6.500	02/15/23	3,369,769
1,000	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/28	790,130
1,470	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj, Ser A	6.875	01/01/43	1,348,387
250	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth, Ser A (Prerefunded @ 12/01/12)	8.250	12/01/32	299,037
3,785	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/43	2,787,880
3	Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svc Co Proj Rfdg	6.950	01/01/20	285
1,395	Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.600	11/01/16	1,349,704
1,750	Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.650	11/01/22	1,538,285

				14,837,372

	Alaska 0.3%
1,000	Alaska Indl Dev & Expt Auth Williams Lynxs AK Cargoport (AMT) (Acquired 05/17/01, Cost $1,000,000) (a)	7.800	05/01/14	990,800
3,670	Juneau, AK City & Borough Rev Saint Ann’s Care Ctr Proj	6.875	12/01/25	3,342,196

				4,332,996

	Arizona 3.1%
1,000	Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.500	11/15/23	1,148,490
1,250	Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.750	11/15/33	1,481,775
2,500	Casa Grande, AZ Indl Dev Auth Hosp Rev Casa Grande Regl Med Ctr Rfdg, Ser A	7.625	12/01/29	2,332,125
5,525	Cochise Cnty, AZ Indl Dev Sierra Vista Cmnty Hosp Rfdg, Ser A	6.750	12/01/26	5,213,169
965	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Proj (Prerefunded @ 3/01/13)	7.500	03/01/35	1,134,164
2,700	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Rfdg	5.700	07/01/42	2,079,081

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Arizona (Continued)
$1,500	Peoria, AZ Indl Dev Auth Rev Sierra Winds Life Rfdg, Ser A	6.375%	08/15/29	$1,362,735
2,525	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Choice Ed & Dev Corp Proj	6.250	06/01/26	2,236,418
1,590	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.500	04/01/26	1,437,853
2,805	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.750	04/01/36	2,518,329
4,225	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Premier & Air Co	7.000	09/01/35	3,213,873
1,865	Pima Cnty, AZ Indl Dev Auth Ed Rev Milestones Charter Sch Proj	6.750	11/01/33	1,500,915
800	Pima Cnty, AZ Indl Dev Auth Fac Skyline Tech High Sch Proj	7.500	02/01/34	692,856
6,000	Pima Cnty, AZ Indl Dev Auth Lease Rev Constellation Schs Proj	7.000	01/01/38	5,318,460
1,000	Pima Cnty, AZ Indl Dev Auth Rev La Posada at Pk Ctr, Ser A	7.000	05/15/27	1,000,730
2,000	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Rev Global Wtr Res LLC Proj (AMT) (Acquired 12/15/06, Cost $2,000,000) (a)	5.600	12/01/22	1,670,060
3,000	Pima Cnty, AZ Indl Dev Auth Wtr & Waste wtr Rev Global Wtr Resources LLC Proj (AMT) (b)	7.500	12/01/38	2,852,400
775	Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist Assmt Rev, Ser A	6.500	12/01/12	799,963
1,980	Tucson, AZ Multi-Family Rev Hsg Catalina Asstd Living, Ser A (AMT)	6.500	07/01/31	1,413,185

				39,406,581

	California 9.1%
1,000	ABAG Fin Auth Nonprofit Corp CA Amern Baptist Homes Rfdg, Ser A	5.850	10/01/27	923,920
1,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.600	09/01/25	879,300
2,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.650	09/01/30	1,717,860
2,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.700	09/01/35	1,700,760
1,000	Beaumont, CA Fin Auth Loc Agy, Ser D	5.800	09/01/35	902,140
1,000	Blythe, CA Redev Agy Proj	5.750	05/01/34	859,450
2,000	California Statewide Cmntys Dev Auth Chf Irvine LLC UCI East Campus	6.000	05/15/40	1,855,000
2,500	California Statewide Cmntys Dev Auth Rev CA Baptist Univ, Ser A	5.500	11/01/38	2,021,175
1,720	California Statewide Cmntys Dev Auth Rev Lancer Ed Student Hsg Proj	5.625	06/01/33	1,405,876
3,250	California Statewide Cmntys Dev Auth Rev Thomas Jefferson Sch Law, Ser A	7.250	10/01/38	2,970,858

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,000	California Statewide Cmntys Dev Auth San Francisco Art Institute (Acquired 07/05/02, Cost $1,000,000) (a)	7.375%	04/01/32	$932,240
2,735	California Statewide Cmntys Dev Auth Spl Tax Cmnty Fac Dist 2007-1 Orinda	6.000	09/01/29	2,472,768
2,700	California Statewide Cmntys Dev Auth Statewide Cmnty, Ser A	6.625	09/02/38	2,537,757
1,000	Chino, CA Cmnty Fac Dist No 03 Impt Area 1	5.700	09/01/29	866,710
1,500	Corona-Norco, CA Univ Sch Dist Pub Fin Auth Spl Tax Rev, Ser A	5.800	09/01/35	1,294,395
1,435	Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Commons	6.500	09/01/23	1,327,906
1,530	Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Commons	6.875	09/01/38	1,423,650
2,000	Fontana, CA Spl Tax Cmnty Fac Dist No 22 Sierra Hills	6.000	09/01/34	1,868,240
2,300	Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev (MBIA Insd)	*	01/15/18	1,278,593
9,650	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750	06/01/47	7,234,991
30,000	Golden St Tob Securitization Corp CA Tob Settlement Rev Enhanced Asset Bkd, Ser A (BHAC Insd) (c)	5.000	06/01/45	26,699,700
1,750	Huntington Beach, CA Cmnty No 2003 1 Huntington Ctr	5.800	09/01/23	1,641,938
2,000	Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.375	08/15/33	2,275,320
490	Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.500	08/15/34	536,472
1,000	Jurupa, CA Cmnty Svc Dist Spl Cmnty Fac Dist No 4, Ser A	5.700	09/01/34	852,380
2,500	Lake Elsinore, CA Spl Tax Cmnty Fac Dist 2 Area AA	5.450	09/01/36	2,040,375
1,000	Lee Lake Wtr Dist CA Cmnty Fac Dist No 1 Spl Tax Sycamore Creek	6.000	09/01/33	880,670
1,335	Millbrae, CA Residential Fac Rev Magnolia of Millbrae Proj, Ser A (AMT)	7.375	09/01/27	1,314,187
1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area A	5.900	09/01/27	927,970
1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area A	6.000	09/01/34	922,430
1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area B	6.000	09/01/27	900,770
3,000	Northstar Cmnty Svc Dist CA Spl Tax Cmnty Fac Dist No 1	5.450	09/01/28	2,535,480

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,000	Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.350%	09/01/30	$731,700
1,100	Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.400	09/01/35	785,235
1,000	Perris, CA Cmnty Fac Dist Spl Tax No 01-2, Ser A	6.375	09/01/32	943,310
2,500	Quechan Indian Tribe Ft Yuma Indian Reservation CA & Govt Proj	7.000	12/01/27	2,259,525
2,000	Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003 1 Sunridge Anatolia	5.500	09/01/37	1,638,340
2,000	Riverside, CA Univ Sch Dist Tax Cmnty Fac Dist 15 Impt Area 1	5.550	09/01/30	1,693,840
2,535	Sacramento Cnty, CA Spl Tax Cmnty Fac Dist No 05-2, Ser A	6.000	09/01/37	2,239,216
6,000	San Jose, CA Multi-Family Hsg Rev Helzer Courts Apt Proj, Ser A (AMT)	6.400	12/01/41	5,207,400
2,000	San Marcos, CA Pub Fac Auth Spl Tax Rev, Ser A	5.650	09/01/36	1,785,000
5,700	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/36	575,700
4,645	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/41	310,007
9,000	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/47	365,310
22,500	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser C	*	06/01/56	340,200
7,500	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser D	*	06/01/56	95,775
4,550	Sweet Wtr CA Un High Sch Dist Election 2000, Ser C (FSA Insd) (c)	5.000	08/01/29	4,334,649
3,000	Temecula, CA Pub Fin Auth Spl Tax Roripaugh Cmnty Fac Dist 03-2	5.500	09/01/36	1,837,080
35,000	Tobacco Securitization Auth Southn CA Tob Settlement Cabs First Sub, Ser B	*	06/01/46	1,543,500
27,200	Tobacco Securitization Auth Southn CA Tob Settlement Cabs Second Sub, Ser C	*	06/01/46	1,076,304
47,000	Tobacco Securitization Auth Southn CA Tob Settlement Cabs Third Sub	*	06/01/46	1,711,740
1,000	Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	5.900	09/01/24	923,270

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,500	Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	6.000%	09/01/34	$1,357,980
890	Vallejo, CA Pub Fin Auth Loc Hiddenbrooke Impt Dist, Ser A	5.800	09/01/31	767,990
995	Woodland, CA Spl Tax Cmnty Fac Dist 1 Spring Lake	6.250	09/01/34	919,599
1,800	Yuba City, CA Redev Agy Tax Proj, Ser A	6.000	09/01/31	1,612,800
3,000	Yuba City, CA Redev Agy Tax Proj, Ser A	6.000	09/01/39	2,636,910

				115,693,661

	Colorado 3.3%
1,060	Beacon Pt Metro Dist CO, Ser A	6.125	12/01/25	867,515
1,005	Beacon Pt Metro Dist CO, Ser A	6.250	12/01/35	792,784
1,000	Bromley Pk Metro Dist CO No 2, Ser B (Prerefunded @ 12/01/12)	8.050	12/01/32	1,192,140
1,000	Castle Oaks Metro Dist CO Ltd Tax	6.000	12/01/25	810,890
1,500	Castle Oaks Metro Dist CO Ltd Tax	6.125	12/01/35	1,162,980
1,700	Colorado Ed & Cultural Fac Auth Rev Charter Sch Brighton Sch Proj	6.000	11/01/36	1,335,826
570	Colorado Ed & Cultural Fac Auth Rev Charter Sch Frontier Academy (Prerefunded @ 6/01/11)	7.250	06/01/20	619,630
980	Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.300	07/01/37	746,505
3,000	Colorado Hlth Fac Auth Rev Amern Baptist Home, Ser A	5.900	08/01/37	2,395,020
1,410	Confluence Metro Dist, CO Tax Supported Rev	5.400	12/01/27	1,148,191
1,800	Confluence Metro Dist, CO Tax Supported Rev	5.450	12/01/34	1,413,504
2,000	Copperleaf Metro Dist No 2 CO	5.950	12/01/36	1,482,260
2,000	Elbert & Hwy 86 Coml Metro Dist Pub Impt Fee Rev, Ser A	7.500	12/01/32	1,893,440
2,500	Elk Vly, CO Pub Impt Fee, Ser A	7.300	09/01/22	2,446,075
1,150	High Plains Metro Dist CO, Ser A	6.125	12/01/25	923,070
2,250	High Plains Metro Dist CO, Ser A	6.250	12/01/35	1,735,357
510	Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A (g)	6.750	10/01/14	414,707
1,855	Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A (AMT)	7.000	10/01/18	1,444,136
4,405	Lake Creek Affordable Hsg Corp Hsg Proj Rfdg, Ser A	6.250	12/01/23	4,209,462
2,000	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.125	12/01/30	1,856,020
1,665	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.200	12/01/37	1,540,758
1,975	Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg	5.900	10/01/37	1,585,925
500	Neu Towne, CO Metro Dist (d)	7.250/1.800	12/01/34	291,160

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Colorado (Continued)
$3,500	Northwest CO Metro Dist No 3 Ltd Tax	6.125%	12/01/25	$2,864,435
1,000	Serenity Ridge, CO Metro Dist No 2(d)	7.500/3.750	12/01/34	713,250
1,555	Skyland Metro Dist CO Gunnison Cnty Rfdg	6.750	12/01/22	1,555,700
1,000	Southlands Metro Dist No 1 CO (Prerefunded @ 12/01/14)	7.000	12/01/24	1,172,530
3,500	Tallgrass Metro Dist CO Rfdg & Impt	5.250	12/01/37	2,588,460
1,000	Vista Ridge Metro Dist CO Rfdg Ltd Tax Sub, Ser B	6.625	12/01/40	846,760

				42,048,490

	Connecticut 0.8%
1,500	Connecticut St Dev Auth Indl Afco Cargo Bdlg LLC Proj (AMT)	8.000	04/01/30	1,501,005
2,500	Mashantucket Westn Pequot Tribe Conn Spl Rev Sub, Ser A (e)	5.750	09/01/34	1,972,275
2,190	Mashantucket Westn Pequot Tribe Conn Spl Rev Sub, Ser A (e)	6.500	09/01/31	1,934,493
3,500	Mohegan Tribe Indians CT Pub Impt Priority Dist (e)	5.250	01/01/33	2,660,420
2,000	Mohegan Tribe Indians CT Pub Impt Priority Dist (Acquired 09/27/01, Cost $1,955,120) (a)	6.250	01/01/31	1,736,940

				9,805,133

	Delaware 0.2%
850	Sussex Cnty, DE Rev Adj First Mtg Cadbury Lewes, Ser A	5.900	01/01/26	719,457
1,000	Sussex Cnty, DE Rev Adj First Mtg Cadbury Lewes, Ser A	6.000	01/01/35	818,070
1,015	Wilmington, DE Multi-Family Rent Rev Hsg Electra Arms Sr Assoc Proj (AMT)	6.250	06/01/28	878,919

				2,416,446

	District of Columbia 0.3%
85	District of Columbia Prerefunded Rfdg, Ser A1 (MBIA Insd) (f)	6.500	06/01/10	89,934
1,000	District of Columbia Rev Methodist Home Issue	6.000	01/01/29	862,520
13,940	District of Columbia Tob Settlement Fin Corp, Ser A	*	06/15/46	563,873
17,500	District of Columbia Tob Settlement Fin Corp, Ser B	*	06/15/46	653,800
67,660	District of Columbia Tob Settlement Fin Corp, Ser C	*	06/15/55	1,073,764

				3,243,891

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida 16.2%
$2,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875%	11/15/36	$1,616,180
4,500	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/42	3,538,215
2,710	Anthem Pk Cmnty Dev Dist FL Cap Impt Rev	5.800	05/01/36	2,124,261
2,000	Bainebridge Cmnty Dev Dist FL Spl Assmt	5.500	05/01/38	1,427,640
2,465	Bartram Pk Cmnty Dev Dist FL Assmt	5.400	05/01/37	1,802,408
1,345	Bay Laurel Ctr Cmnty Dev Dist FL Spl Assmt Candler	5.450	05/01/37	1,003,343
1,500	Beacon Lakes, FL Cmnty Dev FL Spl Assmt, Ser A	6.000	05/01/38	1,189,710
1,500	Beacon Lakes, FL Cmnty Dev FL Spl Assmt Sub, Ser B	6.200	05/01/38	1,188,525
1,320	Beeline Cmnty Dev Dist FL Spl Assmt, Ser A	7.000	05/01/37	1,220,842
1,000	Bellalago Ed Fac Benefits, Ser A	6.000	05/01/33	938,970
955	Bellalago Ed Fac Benefits, Ser B	5.800	05/01/34	866,605
4,205	Bloomingdale, FL Cmnty Dev Dist Spl Assmt Rev	5.875	05/01/36	3,607,512
955	Bluewaters Cmnty Dev Dist of FL	6.000	05/01/35	889,200
1,725	Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 03/23/06, Cost $1,684,601) (a)	5.800	10/01/26	1,395,663
2,350	Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 03/23/06, Cost $2,317,265) (a)	5.900	10/01/36	1,873,584
2,500	Bonnet Creek Resort Cmnty Dev	7.500	05/01/34	2,504,525
3,750	Brevard Cnty, FL Hlth Fac Auth Hlthcare Fac Rev Hlth First Inc Proj	5.000	04/01/34	3,057,937
2,000	Brevard Cnty, FL Hlth Fac Auth
	Residential Care Fac Rev Buena Vida Estates Inc	6.750	01/01/37	1,786,300
765	Caribe Palm Cmnty Dev Dist FL Spl Assmt, Ser A	5.850	05/01/35	697,925
3,000	City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.000	05/01/38	2,437,680
810	City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.125	05/01/36	676,844
715	Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr	10.250	07/01/11	719,905
1,670	Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr, Ser A	10.250	07/01/11	1,681,456
4,900	Fiddlers Creek Cmnty Dev Dist	6.000	05/01/38	3,957,387
2,475	Florida Hsg Fin Corp Multi-Family Hsg Whistlers Cove Apt Proj (AMT)	6.500	01/01/39	2,112,907

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$3,565	Florida Hsg Fin Corp Rev Hsg Beacon Hill Apt, Ser C (AMT)	6.610%	07/01/38	$3,366,929
6,915	Florida Hsg Fin Corp Rev Hsg Cypress Trace Apt, Ser G (AMT)	6.600	07/01/38	6,330,959
4,655	Florida Hsg Fin Corp Rev Hsg Westchase Apt, Ser B (AMT)	6.610	07/01/38	4,033,697
2,450	Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser A1	5.250	05/01/39	1,595,807
2,100	Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser B	5.100	05/01/14	1,625,820
4,000	Grand Bay at Doral Cmnty Dev Dist FL, Ser B	6.000	05/01/17	3,409,720
19,750	Halifax Hosp Med Ctr FL Hosp Rev Rfdg & Impt, Ser A (c)	5.375	06/01/46	15,863,200
2,430	Hammock Bay Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.125	05/01/35	2,286,047
1,435	Harbour Isles Cmnty Dev Dist of FL	6.125	05/01/35	1,167,014
1,450	Hawks Pt Cmnty Dev Dist FL Spl Assmt Hawk’s Point Cmnty Dev A	5.300	05/01/39	998,861
270	Heritage Harbor Cmnty Dev Dist FL Rev Rec	7.750	05/01/23	270,418
710	Heritage Harbor Cmnty Dev Dist FL Rev Spl Assmt, Ser A (Prerefunded @ 11/01/08)	6.700	05/01/19	711,952
1,950	Highlands, FL Cmnty Dev Dist Spl Assmt	5.550	05/01/36	1,438,222
3,500	Hillsborough Cnty, FL Hsg Fin Hsg Clipper Cove Apt Proj, Ser A (AMT)	7.375	07/01/40	3,504,515
4,500	Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev Hlth Fac Univ Cmnty Hosp, Ser A	5.625	08/15/29	3,843,360
960	Islands at Doral III Cmnty 2004, Ser A	5.900	05/01/35	671,923
1,000	Islands at Doral NE Cmnty Dev	6.250	05/01/34	962,930
3,200	Jacksonville, FL Econ Dev Commn Hlthcare Fac Rev Rfdg FL Proton Therapy Inst A (Acquired 08/09/07, 09/10/08, Cost $3,211,920) (a)	6.250	09/01/27	2,903,584
1,485	Kendall Breeze West Cmnty Dev Dist FL Spl Assmt (g)	5.875	05/01/34	1,248,781
1,920	Keys Cove Cmnty Dev Dist FL Assmt Rev	5.875	05/01/35	1,757,664
2,855	Keys Cove Cmnty Dev Dist II FL	5.500	05/01/36	2,127,660
1,000	Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser A	5.500	05/01/38	713,820
1,980	Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser B	5.250	05/01/13	1,770,714
4,000	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser A	5.500	05/01/38	2,573,400
2,475	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser B	5.200	05/01/15	2,020,367

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$2,000	Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev Cypress Cove Hlthpk, Ser A	6.750%	10/01/32	$1,885,940
1,500	Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.250	06/15/27	1,164,570
1,500	Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.375	06/15/37	1,108,155
3,290	Leon Cnty, FL Ed Fac Auth Rev Southgate Residence Hall Rfdg, Ser A	6.750	09/01/28	2,831,012
1,220	Lexington Cmnty Dev Dist FL	6.125	05/01/34	1,141,664
2,330	Meadow Woods Cmnty Dev Dist FL, Ser A	6.050	05/01/35	1,864,513
1,000	Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr FL Proj	5.375	11/15/28	771,120
1,500	Miami Beach, FL Hlth Fac Auth Hosp Rev Rfdg Mt Sinai Med Ctr FL (Acquired 09/09/08, Cost $1,497,000) (a)	6.750	11/15/21	1,407,495
2,500	Miami Beach, FL Hlth Fac Auth Hosp Rev Rfdg Mt Sinai Med Ctr FL (Acquired 04/26/04, Cost $2,411,600) (a)	6.750	11/15/29	2,267,500
6,000	Miami Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT) (c)	5.250	10/01/33	5,165,100
2,500	Miami Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT) (c)	5.500	10/01/24	2,258,200
3,000	Miami Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT) (c)	5.500	10/01/25	2,702,580
4,565	Miami Dade Cnty, FL Bldg Better Cmntys Prog, Ser A (AGL Insd) (c)	5.000	07/01/30	4,255,242
4,710	Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.000	05/01/24	4,145,224
1,465	Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.250	05/01/37	1,258,069
890	Miromar Lakes Cmnty Dev Dist Rfdg, Ser B	7.250	05/01/12	881,661
835	Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 16 Rfdg	7.500	08/01/24	835,927
1,705	Oak Creek Cmnty Dev Dist FL Spl Assmt	5.800	05/01/35	1,423,914
500	Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500	07/01/38	378,670
1,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (Prerefunded @ 11/15/10)	6.375	11/15/20	1,081,990
2,000	Orange Cnty, FL Hlth Fac Auth Rev Westminster Cmnty Care	6.600	04/01/24	1,900,420
960	Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A	6.125	05/01/35	771,715
4,935	Palm Coast Pk Cmnty Dev Dist FL Spl Assmt Rev	5.700	05/01/37	3,732,587

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$955	Parklands Lee Cmnty Dev Dist FL Spl Assmt, Ser A	5.800%	05/01/35	$773,674
4,515	Pier Park, FL Cmnty Dev Dist Cap Impt Rev, Ser 1	7.150	05/01/34	4,436,620
950	Pine Island Cmnty Dev Dist FL Spl Assmt	5.750	05/01/35	764,161
3,000	Pinellas Cnty, FL Hlth Fac Auth Oaks of Clearwtr Proj	6.250	06/01/34	2,810,940
1,855	Reunion East Cmnty Dev Dist FL Spl Assmt	5.800	05/01/36	1,445,416
1,950	Reunion West Cmnty Dev Dist FL Spl Assmt	6.250	05/01/36	1,590,595
940	Saddlebrook, FL Cmnty, Ser A	6.900	05/01/33	951,788
1,600	Saint John’s Cnty, FL Indl Dev Auth Hlthcare Glenmoor Proj, Ser A	5.375	01/01/40	1,153,584
470	Saint John’s Cnty, FL Indl Dev Auth Hlthcare Glenmoor Saint John’s Proj, Ser A (Prerefunded @ 1/01/10)	8.000	01/01/17	506,637
2,550	Sarasota Natl Cmnty Dev Dist FL Spl Assmt	5.300	05/01/39	1,756,619
1,895	Silver Palms Cmnty Dev Dist	5.900	05/01/34	1,742,964
1,500	Six Mile Creek Cmnty Dev Dist FL Cap Impt Rev	5.875	05/01/38	1,082,265
1,300	South Dade Venture Cmnty Dev	6.125	05/01/34	1,231,776
1,460	South Vlg Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.700	05/01/35	1,180,235
1,000	Split Pine Cmnty Dev Dist FL Spl Assmt, Ser A	5.250	05/01/39	750,450
2,000	Sweetwater Creek Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.500	05/01/38	1,402,400
3,945	Tisons Landing Cmnty Dev Dist FL Spl Assmt, Ser A	5.625	05/01/37	2,379,190
4,160	Tolomato Cmnty Dev Dist FL Spl Assmt	6.650	05/01/40	3,827,699
1,465	Town Ctr at Palm Coast Cmnty Dev Dist FL Cap Impt Rev	6.000	05/01/36	1,167,752
2,475	Treeline Presv Cmnty Dev Dist FL Spl Assmt, Ser A	6.800	05/01/39	2,124,837
3,790	Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.250	05/01/37	2,641,137
1,440	Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.800	05/01/35	1,112,386
1,497	University Square Cmnty Dev Dist FL Cap Impt Rev (Acquired 10/07/99, Cost $1,497,000) (a)	6.750	05/01/20	1,512,733
3,150	Village Cmnty Dev Dist No 8, FL Spl Assmt Rev	6.375	05/01/38	3,038,301
1,970	West Vlgs Impt Dist FL Rev Spl Assmt Unit of Dev No 3	5.500	05/01/37	1,386,388

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$3,000	West Vlgs Impt Dist FL Rev West Vlg Imp Dist	5.500%	05/01/38	$2,103,600
1,975	Winter Garden Vlg at Fowler Groves Cmnty Dev Dist FL Spl	5.650	05/01/37	1,746,493
920	World Comm Cmnty Dev Dist, Ser A1	6.250	05/01/22	819,389
1,650	World Comm Cmnty Dev Dist, Ser A2	6.125	05/01/35	1,406,774

				205,592,959

	Georgia 1.7%
1,680	Atlanta, GA Tax Alloc Atlantic Sta Proj (Prerefunded @ 12/01/11)	7.750	12/01/14	1,858,970
3,675	Atlanta, GA Tax Alloc Princeton Lakes Proj (Acquired 03/10/06, 04/11/07, 04/12/07, Cost $3,717,165) (a)	5.500	01/01/31	3,021,732
2,225	Atlanta, GA Urban Residential Fin Auth Multi-Family Rev John Eagan Proj, Ser A (AMT)	6.750	07/01/30	2,081,955
1,000	Effingham Cnty, GA Dev Auth Solfort James Proj (AMT)	5.625	07/01/18	844,140
1,800	Fulton Cnty, GA Residential Care Canterbury Court Proj, Ser A	6.000	02/15/22	1,624,878
650	Fulton Cnty, GA Residential Care Canterbury Crt Proj, Ser A	6.125	02/15/34	556,315
3,500	Fulton Cnty, GA Residential Care Sr Lien RHA Asstd Living, Ser A	7.000	07/01/29	2,786,385
1,000	Private Colleges & Univ Auth GA Mercer Hsg Corp Proj, Ser A	6.000	06/01/21	987,690
2,930	Renaissance on Peachtree Unit Invt Tr Ctf GA Custody Ctfs	6.000	10/01/25	2,238,666
2,500	Rockdale Cnty, GA Dev Auth Proj Rev Visy Paper Proj, Ser A (AMT)	6.125	01/01/34	2,192,625
1,245	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidaway A	6.250	01/01/12	1,213,863
2,245	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidaway A	6.850	01/01/19	2,181,422

				21,588,641

	Hawaii 0.4%
2,500	Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	8.000	11/15/33	2,622,375
2,825	Kuakini, HI Hlth Sys Spl Purp Rev, Ser A	6.375	07/01/32	2,709,768

				5,332,143

	Idaho 0.5%
2,290	Gooding Cnty, ID Indl Dev Corp Solid Waste Disp Rev Intrepid Technology & Res Proj (AMT) (Acquired 11/03/06, Cost $2,290,000) (a) (d)	7.500/3.750	11/01/24	1,372,237
2,505	Idaho Hlth Fac Auth Rev Rfdg Vly Vista Care Corp	6.125	11/15/37	2,071,434

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Idaho (Continued)
$3,000	Idaho Hlth Fac Auth Rev Rfdg Vly Vista Care, Ser A	7.875%	11/15/29	$3,227,550

				6,671,221

	Illinois 10.6%
2,300	Annawan, IL Tax Increment Rev Patriot Renewable Fuels LLC Proj	5.625	01/01/18	2,017,606
1,590	Bolingbrook, IL Cap Apprec, Ser B (MBIA Insd) (Prerefunded @ 1/01/09)	*	01/01/29	534,717
4,000	Bolingbrook, IL Sales Tax Rev Bolingbrook (h)	0.000/6.250	01/01/24	3,691,760
1,965	Bolingbrook, IL Spl Svc Area No 01-1 (Prerefunded @ 7/01/11)	7.375	07/01/31	2,186,848
1,486	Bolingbrook, IL Spl Svc Area No 1 Spl Tax Augusta Vlg Proj (Prerefunded @ 3/01/32) (Acquired 11/13/02, Cost $1,486,000) (a)	6.750	03/01/32	1,640,128
1,665	Bolingbrook, IL Spl Svc Area No 1 Spl Tax Augusta Vlg Proj, Ser 2004 (Prerefunded @ 3/01/12)	6.250	03/01/32	1,811,570
2,000	Bolingbrook, IL Spl Svc Area No 1 Spl Tax Forest City Tax Proj (h)	0.000/5.900	03/01/27	1,740,540
1,874	Bolingbrook, IL Spl Svc Area No 3 Spl Tax Lakewood Ridge Proj (Prerefunded @ 3/01/11)	7.050	03/01/31	2,052,517
910	Bolingbrook, IL Unrefunded Balance Cap Apprec, Ser B (MBIA Insd)	*	01/01/29	254,063
735	Cary, IL Spl Tax Svc Area No 1 Cambridge, Ser A (Prerefunded @ 3/01/10)	7.625	03/01/30	797,166
1,750	Chicago, IL Increment Alloc Rev Diversey Narragansett Proj	7.460	02/15/26	1,743,053
15,500	Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser A2 (FSA Insd) (AMT)(c)	5.750	01/01/19	15,251,380
50	Chicago, IL Proj Rfdg, Ser A (MBIA Insd) (Prerefunded @ 1/01/11)	5.500	01/01/38	53,321
4,000	Chicago, IL Spl Assmt Lakeshore East Proj	6.625	12/01/22	3,852,160
600	Chicago, IL Tax Increment Alloc Read Dunning, Ser B (ACA Insd)	7.250	01/01/14	601,740
1,925	Chicago, IL Tax Increment Alloc Sub Cent Rev Loop, Ser A (ACA Insd)	6.500	12/01/08	1,931,237
3,439	Cortland, IL Spl Tax Rev Sheaffer Sys Proj (Acquired 05/02/06, Cost $3,439,000) (a)	5.500	03/01/17	2,902,447
2,000	Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj	6.000	05/01/41	1,728,620
811	Gilberts, IL Spl Svc Area No 9 Spl Tax Big Timber Proj (f)	7.375	03/01/11	859,279

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,245	Gilberts, IL Spl Svc Area No 9 Spl Tax Big Timber Proj (Prerefunded @ 3/01/11)	7.750%	03/01/27	$1,401,633
1,500	Godfrey, IL Rev Utd Methodist Vlg, Ser A	5.875	11/15/29	1,114,200
1,270	Hampshire, IL Spl Svc Area No 16 Spl Tax Crown Dev Proj Prairie Ridge Proj, Ser A	6.000	03/01/46	975,233
2,085	Hampshire, IL Spl Svc Area No 17 Spl Tax Crown Dev Proj Oakstead, Ser A	6.000	03/01/45	1,603,323
2,730	Hampshire, IL Spl Svc Area No 19 Spl Tax Crown Dev Prairie Ridge East, Ser A	6.000	03/01/46	2,096,367
2,700	Hoopeston, IL Hosp Cap Impt Rev Hoopeston Cmnty Mem Hosp Impt & Rfdg	6.550	11/15/29	2,301,426
1,480	Huntley, IL Increment Alloc Rev Huntley Redev Proj, Ser A	8.500	12/01/15	1,484,973
4,850	Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750	05/15/26	4,006,391
8,000	Illinois Fin Auth Rev Clare at Wtr Tower Proj, Ser A	6.125	05/15/38	6,443,760
4,500	Illinois Fin Auth Rev Clare Oaks Proj, Ser A	6.000	11/15/39	3,654,135
1,310	Illinois Fin Auth Rev Cmnty Fac Clinic Altgeld Proj	8.000	11/15/16	1,310,079
11,790	Illinois Fin Auth Rev Elmhurst Mem, Ser A	5.625	01/01/37	10,434,386
1,000	Illinois Fin Auth Rev Friendship Vlg Schaumburg A	5.375	02/15/25	787,770
3,000	Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	6.000	05/15/37	2,436,870
3,000	Illinois Fin Auth Rev Luther Oaks Proj, Ser A	6.000	08/15/26	2,576,370
2,000	Illinois Fin Auth Rev Luther Oaks Proj, Ser A	6.000	08/15/39	1,634,900
1,000	Illinois Fin Auth Rev Montgomery Place Proj	5.500	05/15/26	798,620
600	Illinois Fin Auth Rev Norwegian Amern Hosp Inc	7.625	09/15/28	571,428
900	Illinois Fin Auth Rev Norwegian Amern Hosp Inc	7.750	09/15/38	845,991
2,500	Illinois Fin Auth Rev Rfdg Fairview Oblig Group, Ser A	6.250	08/15/35	2,156,000
1,500	Illinois Fin Auth Rev Three Crowns Pk Plaza, Ser A	5.875	02/15/38	1,226,535
650	Illinois Hlth Fac Auth Rev Loyola Univ Hlth Sys, Ser A (Prerefunded @ 7/01/11)	6.000	07/01/21	698,711
1,200	Illinois Hlth Fac Auth Rev Lutheran Sr Ministries Oblig, Ser A (Prerefunded @ 8/15/11)	7.375	08/15/31	1,347,492
250	Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.200	08/15/23	222,075
1,125	Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.400	08/15/33	985,399

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$400	Illinois Hlth Fac Auth Rev Silver Cross	5.500%	08/15/19	$391,808
80	Lake, Cook, Kane & McHenry Cntys, IL Cmnty Unit Sch Dist No 22 (FGIC Insd)	5.750	12/01/19	83,113
2,163	Manhattan, IL No 04 -1 Brookstone Springs Proj	6.100	03/01/35	1,854,059
981	Minooka, IL Spl Assmt Impt Lakewood Trails Unit 2 Proj	6.375	03/01/34	898,831
1,180	Montgomery, IL Spl Assmt Impt Lakewood Creek Proj (Prerefunded @ 3/01/11)	7.750	03/01/30	1,322,544
2,973	Pingree Grove, IL Spl Svc Area No 2 Spl Tax Cambridge Lakes Proj, Ser 05-2	6.000	03/01/35	2,463,190
2,244	Pingree Grove, IL Spl Svc Area No 7 Spl Tax Cambridge Lakes Proj, Ser 06-1	6.000	03/01/36	1,854,644
1,600	Pingree Grove Vlg, IL Rev Cambridge Lakes Learning Ctr	6.000	06/01/36	1,305,728
1,961	Plano, IL Spl Svc Area No 1 Lakewood Springs Proj, Ser A	6.200	03/01/34	1,775,725
1,815	Plano, IL Spl Svc Area No 6 Spl Tax Lakewood Springs Club Proj	5.800	03/01/37	1,445,375
1,370	Quad Cities Reg Econ Dev Auth IL Multi-Family Hsg Heritage Woods Moline Slf Proj (AMT)	6.000	12/01/41	1,083,971
2,095	Regional Tran Auth IL, Ser B (AMBAC Insd)	8.000	06/01/17	2,607,500
910	Sterling, IL Rev Hoosier Care Proj, Ser A	7.125	06/01/34	848,994
4,000	Upper IL Riv Vy Dev Auth Multi-Family Hsg Rev Living Springs Mchenry Slf Proj (AMT)	6.100	12/01/41	3,212,280
1,921	Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows Proj, Ser 1	6.000	03/01/36	1,578,159
3,135	Wheeling, IL Tax Increment Rev N Milwaukee/Lake Cook TIF Proj	6.000	01/01/25	2,691,805
2,500	Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000	12/01/42	2,232,325
1,405	Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj	6.000	01/01/26	1,161,387
385	Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj	6.000	01/01/27	316,466
5,597	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250	03/01/35	4,825,565
1,550	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2006-113 Cannonball/Beecher	5.750	03/01/28	1,259,871
1,892	Yorkville, IL Utd City Spl Svc Area Spl Tax No 4 104 MPI Grade Res Proj	6.375	03/01/34	1,521,963

				135,499,522

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Indiana 1.5%
$1,835	Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj, Ser A	7.125%	06/01/34	$1,711,982
5,500	Indiana Hlth Fac Hosp Rev Cmnty Fndtn Northwest IN, Ser A	6.000	03/01/34	4,916,175
3,300	Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (GTY AGMT: Federal Express Co) (AMT)	5.100	01/15/17	2,989,173
2,000	Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt (AMT)	6.375	11/01/29	1,875,660
1,785	Portage, IN Spl Impt Dist Rev Marina Shores Proj	6.375	03/01/35	1,315,081
265	Saint Joseph Cnty, IN Econ Dev Rev Holy Cross Vlg Notre Dame Proj A	5.700	05/15/28	215,018
230	Saint Joseph Cnty, IN Econ Dev Rev Holy Cross Vlg Notre Dame Proj A	6.000	05/15/26	197,745
470	Saint Joseph Cnty, IN Econ Dev Rev Holy Cross Vlg Notre Dame Proj A, Ser A	6.000	05/15/38	380,465
4,000	Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc (e)	5.700	09/01/37	3,181,320
2,000	Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc (e)	5.750	09/01/42	1,563,620
1,000	Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc (e)	5.800	09/01/47	783,120

				19,129,359

	Iowa 1.6%
600	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/28	554,394
1,500	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/39	1,347,825
1,650	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/43	1,476,799
1,000	Bremer Cnty, IA Retirement Fac Rev Bartels Lutheran, Ser A	5.375	11/15/27	773,940
3,635	Des Moines Iowa Multi-family Hsg Rev Rfdg Luther Pk Apts Inc, Ser A (Acquired 04/05/07, Cost $3,635,000) (a) (g)	5.300	12/01/36	2,795,497
2,000	Estherville, IA Hosp Rev Avera Holy Family Proj	6.250	07/01/26	2,027,400
365	Evansdale, IA Hlthcare Westn Home Proj	6.000	11/01/26	311,568
3,305	Evansdale, IA Hlthcare Westn Home Proj, Ser A	6.000	11/01/26	2,821,181
500	Iowa Fin Auth Retirement Cmnty Friendship Haven Proj, Ser A	5.750	11/15/19	453,455
500	Iowa Fin Auth Retirement Cmnty Friendship Haven Proj, Ser A	6.000	11/15/24	447,195

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Iowa (Continued)
$800	Iowa Fin Auth Retirement Cmnty Friendship Haven Proj, Ser A	6.125%	11/15/32	$692,368
350	Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.450	11/01/26	279,244
1,000	Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.550	11/01/41	750,200
1,900	Iowa Fin Auth Sr Living Fac Rev Deerfield Ret Cmnty Inc, Ser A	5.250	11/15/37	1,287,079
2,300	Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950	08/01/37	1,932,989
1,000	Polk Cnty, IA Hlthcare Fac Rev Luther Pk Hlth Ctr Inc Proj	6.150	10/01/36	832,040
2,000	Pottawattamie Cnty Iowa Rev Rfdg Christian Homes Inc, Ser E	5.750	05/15/31	1,584,960

				20,368,134

	Kansas 0.4%
1,000	Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000	11/15/26	875,820
1,000	Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000	11/15/38	828,810
1,500	Overland Pk, KS Dev Corp Rev First Tier Overland Pk, Ser A (Prerefunded @ 1/01/11)	7.375	01/01/32	1,645,215
1,570	Overland Pk, KS Trans Dev Dist Spl Assmt Grass Creek Proj	5.125	09/01/28	1,252,609

				4,602,454

	Louisiana 1.0%
3,557	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	3,095,373
5,850	Louisiana Pub Fac Auth Hosp Rev Rfdg Lake Charles Mem Hosp (e)	6.375	12/01/34	5,117,521
1,500	Louisiana Pub Fac Auth Rev Progressive Hlthcare	6.375	10/01/20	1,328,940
1,000	Louisiana Pub Fac Auth Rev Progressive Hlthcare	6.375	10/01/28	845,470
2,627	Louisiana St Univ & Agric & Mechanical College Univ Rev Master Agreement (Acquired 11/30/98, Cost $2,627,155) (a)	5.750	10/30/18	2,453,448

				12,840,752

	Maryland 1.7%
3,000	Baltimore, MD Spl Oblig Spc Oblig, Ser A	7.000	09/01/38	2,704,170
4,700	Brunswick, MD Spl Oblg Brunswick Crossing Spl Taxing	5.500	07/01/36	3,508,738
4,000	Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev Auth, Ser A	5.950	07/01/30	3,481,680

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Maryland (Continued)
$967	Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev Auth, Ser B	6.250%	07/01/30	$840,033
1,140	Maryland St Econ Dev Corp MD Golf Course Sys (Prerefunded @ 6/01/11)	8.250	06/01/28	1,285,635
1,500	Maryland St Econ Dev Corp Sr Lien Proj Chesapeake Bay, Ser B	5.250	12/01/31	1,093,995
1,540	Maryland St Hlth & Higher Ed Calvert Hlth Sys	5.500	07/01/36	1,433,447
2,000	Maryland St Hlth & Higher Ed Fac Auth Rev Washington Cnty Hosp	6.000	01/01/43	1,741,100
1,500	Maryland St Hlth & Higher Edl Fac Auth Rev Washington Christian Academy	5.500	07/01/38	1,124,790
3,000	Montgomery Cnty, MD Econ Dev Editorial Proj In Ed, Ser A (Acquired 09/28/98, Cost $3,000,000) (a)	6.400	09/01/28	2,182,200
1,000	Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.000	05/01/24	906,830
1,500	Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.250	05/01/34	1,348,815

				21,651,433

	Massachusetts 1.8%
1,000	Massachusetts St Dev Fin Agy Briarwood, Ser B (Prerefunded @ 12/01/10)	8.000	12/01/22	1,116,960
250	Massachusetts St Dev Fin Agy
	Rev Evergreen Ctr Inc	5.000	01/01/24	207,245
500	Massachusetts St Dev Fin Agy Rev Evergreen Ctr Inc	5.500	01/01/35	405,310
1,820	Massachusetts St Dev Fin Agy Rev Hillcrest Ed Ctr Inc	6.375	07/01/29	1,626,971
2,815	Massachusetts St Dev Fin Agy Rev Hlthcare Fac Alliance, Ser A	7.100	07/01/32	2,792,227
1,000	Massachusetts St Dev Fin Agy Rev MCHSP Human Svc Providers, Ser A (Prerefunded @ 7/01/10)	8.000	07/01/20	1,097,340
3,515	Massachusetts St Dev Fin Agy Rev New England Ctr for Children	6.000	11/01/19	3,198,826
4,875	Massachusetts St Dev Fin Agy Rev Rfdg First Mtg Reeds Accd Invt	5.750	10/01/31	3,696,517
3,100	Massachusetts St Hlth & Ed Fac Auth Rev Civic Invt, Ser B (Prerefunded @ 12/15/12)	9.150	12/15/23	3,800,073
780	Massachusetts St Hlth & Ed Fac Auth Rev Nichols College Issue, Ser C	6.000	10/01/17	774,126
1,000	Massachusetts St Hlth & Ed Fac Auth Rev Northn Berkshire Hlth, Ser B	6.250	07/01/24	907,720
415	Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.500	10/01/15	366,669

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Massachusetts (Continued)
$2,000	Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.750%	10/01/28	$1,644,700
1,500	Massachusetts St Indl Fin Agy Rev Swr Fac Res Ctl Composting (AMT) (Acquired 08/10/89, Cost $1,500,000) (a)	9.250	06/01/10	1,509,540

				23,144,224

	Michigan 3.5%
2,500	Chelsea, MI Econ Dev Corp Rev Utd Methodist Retirement Rfdg	5.400	11/15/27	2,213,675
1,700	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig Henry Ford Vlg (b)	7.000	11/15/28	1,615,595
1,800	Dearborn, MI Econ Dev Corp Rev RFdg Ltd Oblig Henry Ford Vlg (b)	7.125	11/15/43	1,685,088
9,005	Detroit, MI Sew Disp Rev Frdg Sr Lien, Ser C2 (BHAC Insd) (c)	5.250	07/01/29	8,630,977
2,035	East Lansing MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham Hills B1	5.250	07/01/37	1,512,880
1,000	Gaylord, MI Hosp Fin Auth Ltd Oblig Rev Otsego Mem Hosp Rfdg	6.500	01/01/31	888,490
1,500	Kent Hosp Fin Auth MI Rev Metro Hosp Proj, Ser A	6.250	07/01/40	1,344,975
1,550	Meridian, MI Econ Dev Corp Ltd Oblig Rev Rfdg First Mtg Burcham Hills A1	5.250	07/01/26	1,296,606
2,000	Michigan St Hosp Fin Auth Rev Presbyterian Vlg Rfdg	5.500	11/15/35	1,536,980
13,375	Michigan St Hosp Fin Auth Rev Rfdg Henry Ford Hlth Sys A (c)	5.250	11/15/46	10,990,104
1,500	Michigan St Hosp Fin Auth Rev Rfdg Presbyterian Vlg	5.250	11/15/25	1,180,440
3,060	Michigan St Strategic Fd Ltd Oblig Rev Detroit Edison Co Proj Rfdg, Ser A (XLCA Insd) (AMT)	5.500	06/01/30	2,551,612
8,500	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	6,420,985
5,120	Wenonah Pk Ppty Inc Bay City Hotel Rev Bd	7.500	04/01/33	2,993,664

				44,862,071

	Minnesota 7.3%
2,000	Aitkin, MN Hlth Fac Rev Riverwood Hlthcare Ctr Proj (Prerefunded @ 2/01/11)	7.750	02/01/31	2,216,540
700	Aitkin, MN Hlthcare Fac Rev Rfdg Riverwood Hlthcare Ctr	5.500	02/01/24	619,577
2,540	Aitkin, MN Hlthcare Fac Rev Rfdg Riverwood Hlthcare Ctr	5.600	02/01/32	2,196,262
1,000	Cambridge, MN Hsg & Hlthcare Fac Rev Grandview West Proj, Ser B	6.000	10/01/33	842,550

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$1,895	Carlton, MN Hlth & Hsg Fac Inter Faith Social Svc Inc Proj (Prerefunded @ 4/01/10)	7.500%	04/01/19	$2,035,855
2,000	Carlton, MN Hlth & Hsg Fac Inter Faith Social Svc Inc Proj (Prerefunded @ 4/01/10)	7.750	04/01/29	2,179,780
2,700	Carlton, MN Hlthcare & Hsg Fac Rev Rfdg Inter Faith Care Ctr Proj	5.700	04/01/36	2,220,642
1,500	Columbia Heights, MN Multi-Family & Hlthcare Fac Rev Rfdg Crest View Corp Proj A	5.700	07/01/42	1,238,640
2,000	Crookston, MN Hlthcare Fac Rev Rfdg Riverview Hlth Proj	5.300	05/01/32	1,582,220
2,000	Cuyuna, MN Sr Hsg Rev Crosby Sr Svcs Proj, Ser B	6.100	10/01/47	1,681,980
2,250	Cuyuna Range Hosp Dist MN Hlth Fac Gross Rev	5.500	06/01/35	1,923,682
4,800	Dakota Cnty, MN Cmnty Dev Agy Multi-Family Hsg Rev Highview Hills Sr Hsg Proj, Ser A	7.000	08/01/45	4,569,312
560	Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	6.000	06/15/12	558,107
1,500	Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	7.250	06/15/32	1,534,260
2,000	Glencoe, MN Hlthcare Fac Rev (Prerefunded @ 4/01/11)	7.500	04/01/31	2,228,620
6,695	Minneapolis & Saint Paul MN Metro Arpts Commn Arpt Rev Sub, Ser B (BHAC Insd) (AMT) (c)	5.000	01/01/21	6,086,893
7,385	Minneapolis & Saint Paul MN Metro Arpts Commn Arpt Rev Sub, Ser B (BHAC Insd) (AMT) (c)	5.000	01/01/23	6,579,370
3,000	Minneapolis, MN Hsg & Hlthcare Fac Rev Rfdg Providence Proj, Ser A	5.750	10/01/37	2,464,170
1,400	Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.600	08/01/26	1,199,380
3,100	Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.700	08/01/40	2,521,757
1,000	Minneapolis, MN Tax Increment Rev Ivy Tower Proj	5.700	02/01/29	831,710
900	Minnesota Agric & Econ Dev Brd Rev Hlthcare Benedictine Proj, Ser A	5.500	08/01/23	782,541
875	Minnesota Agric & Econ Dev Brd Rev Hlthcare Benedictine Proj, Ser A	5.750	02/01/30	748,632
3,770	Moorhead, MN Sr Hsg Rev Sheyenne Crossing Proj	5.650	04/01/41	3,051,740
875	New Ulm, MN Econ Dev Auth Hsg Fac Rev Rfdg HADC Ridgeway Proj, Ser A (GTY AGMT)	5.750	06/01/28	767,471

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$2,150	New Ulm, MN Econ Dev Auth Hsg Fac Rev Rfdg HADC Ridgeway Proj, Ser A (GTY AGMT)	6.000%	06/01/41	$1,887,399
3,000	North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.500	10/01/47	2,815,470
850	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.250	07/01/26	706,086
2,340	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.450	07/01/41	1,851,268
2,500	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg, Ser A	6.250	07/01/40	2,233,025
1,500	Oakdale, MN Rev Sr Hsg Oak Meadows Proj Rfdg	6.250	04/01/34	1,344,270
2,450	Oronoco, MN Multi-Family Hsg Rev Wedum Shorewood Campus Proj Rfdg	5.400	06/01/41	1,940,596
1,350	Park Rapids, MN Hsg Hlth Fac Cdl Homes LLC Proj	5.400	08/01/36	1,064,569
1,100	Pine City, MN Lease Rev Lakes Intl Language Academy, Ser A	6.250	05/01/35	928,136
2,000	Prior Lake, MN Sr Hsg Rev Shepards Path, Ser B	5.700	08/01/36	1,728,780
2,000	Prior Lake, MN Sr Hsg Rev Shepards Path, Ser B	5.750	08/01/41	1,725,320
1,425	Ramsey, MN Lease Rev Pact Charter Sch Proj, Ser A	6.750	12/01/33	1,322,029
1,500	Saint Cloud, MN Hsg & Redev Auth Sterling Heights Apt Proj (AMT)	7.550	04/01/39	1,403,985
2,355	Saint Louis Pk, MN Rev Roitenberg Family Asstd Proj Rfdg	5.700	08/15/41	1,999,937
1,000	Saint Paul, MN Hsg & Redev Auth Higher Ground Academy Rfdg, Ser A	6.625	12/01/23	948,380
400	Saint Paul, MN Hsg & Redev Auth Hmong Academy Proj, Ser A	5.750	09/01/26	339,604
3,000	Saint Paul, MN Hsg & Redev Auth Hosp Rev Hlth East Proj	6.000	11/15/30	2,821,650
2,185	Saint Paul, MN Hsg & Redev Auth Lease Rev Hope Cmnty Academy Proj	6.250	12/01/33	1,917,622
2,000	Saint Paul, MN Hsg & Redev Auth Lse Rev Hmong Academy Proj, Ser A	6.000	09/01/36	1,665,140
1,000	Saint Paul, MN Hsg & Redev Auth Rfdg Marian Ctr Proj A	5.300	11/01/30	788,230
3,990	Saint Paul, MN Hsg & Redev Auth Rfdg Marian Ctr Proj A	5.375	05/01/43	3,009,857
1,000	Saint Paul, MN Hsg & Redev Cmnty of Peace Academy Proj, Ser A (Prerefunded @ 12/01/10)	7.875	12/01/30	1,123,190

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$1,250	Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser A	5.875%	05/01/30	$1,129,813
700	Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser B	6.000	05/01/30	644,448
1,000	Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.375	12/01/24	892,470
1,000	Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.600	12/01/34	867,970
1,450	Winona, MN Hlthcare Winona Hlth, Ser A	6.000	07/01/34	1,344,455

				93,105,390

	Mississippi 0.6%
615	Mississippi Biss Fin Corp Rev Bldg, Ser 2004 (AMT)	7.250	07/01/34	553,537
4,250	Mississippi Business Fin Corp MS Polluntn Ctl Rev Sys Energy Res Inc Proj	5.875	04/01/22	3,923,855
1,800	Mississippi Home Corp Rev Grove Apts Proj, Ser 1 (AMT)	6.250	04/01/37	1,458,504
2,000	Mississippi Home Corp Rev Kirkwood Apts Proj (AMT)	6.800	11/01/37	1,731,640

				7,667,536

	Missouri 3.0%
1,455	Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500	04/01/22	1,272,106
1,500	Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500	04/01/27	1,229,595
4,750	Branson, MO Regl Arpt Transn Dev Dist Arpt Rev, Ser B (AMT)	6.000	07/01/37	3,479,755
1,500	Carthage, MO Hosp Rev	5.875	04/01/30	1,221,900
8,500	Carthage, MO Hosp Rev	6.000	04/01/38	6,800,680
1,250	Cole Cnty, MO Indl Dev Auth Sr
	Living Fac Rev Lutheran Sr Svc Heisinger Proj	5.500	02/01/35	1,101,800
960	Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/11)	7.000	10/01/21	1,072,531
910	Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/12)	6.125	10/01/21	1,001,537
1,150	Ferguson, MO Tax Increment Rev Crossings at Halls Ferry Proj	5.000	04/01/17	1,039,358
2,000	Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.250	01/01/24	1,793,180
1,500	Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.500	01/01/35	1,325,610
956	Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Brentwood Manor Apt Proj, Ser B (AMT)	7.250	10/15/38	940,455
3,000	Kansas City, MO Indl Dev Plaza Lib Proj	5.900	03/01/24	2,665,650

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Missouri (Continued)
$1,710	Kansas City, MO Multi-Family Hsg Rev Northwoods Apts Proj, Ser A (AMT)	6.450%	05/01/40	$1,555,519
2,220	Nevada, MO Hosp Rev Nevada Regl Med Ctr (Prerefunded @ 10/01/11)	6.750	10/01/22	2,470,527
2,750	Saint Joseph, MO Indl Dev Auth Hlthcare Rev Living Cmnty Saint Joseph Proj	7.000	08/15/32	2,520,733
1,270	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/30	1,103,084
1,630	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/41	1,380,643
4,615	Saline Cnty, MO Indl Dev Auth Hlth Fac Rev (Acquired 01/12/99, Cost $4,526,310) (a)	6.500	12/01/28	4,287,289

				38,261,952

	Montana 0.2%
1,000	Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.000	05/15/25	869,820
2,000	Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.125	05/15/36	1,709,760

				2,579,580

	Nevada 1.6%
10,560	Clark Cnty, NV Sch Dist Ltd Tax Bldg, Ser A (c)	5.000	06/15/24	10,202,439
2,400	Director St NV Dept Business & Industry Las Vegas Monorail Proj Second Tier	7.375	01/01/40	576,960
3,600	Henderson, NV Loc Impt Dist No T 18	5.300	09/01/35	2,304,972
975	Las Vegas, NV Loc Impt Bds Spl Impt Dist No 607	6.000	06/01/19	832,923
5,425	Reno, NV Redev Agy Tax Alloc Sub Lien, Ser C	5.400	06/01/27	4,203,778
1,000	Sparks NV Loc Impt Dists Ltd Oblig Dist No 3	6.500	09/01/20	941,500
2,000	Sparks NV Loc Impt Dists Ltd Oblig Dist No 3	6.750	09/01/27	1,841,940

				20,904,512

	New Hampshire 0.3%
1,500	New Hampshire Hlth & Ed Fac Auth Rev Hlthcare Sys Covenant Hlth	5.500	07/01/34	1,298,445
1,690	New Hampshire Hlth & Ed Fac Auth Rev Huntington at Nashua, Ser A	6.875	05/01/33	1,666,796
1,500	New Hampshire Hlth & Ed Fac Speare Mem Hosp	5.875	07/01/34	1,335,555

				4,300,796

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Jersey 2.1%
$1,000	Middlesex Cnty, NJ Pollutn Ctl Amerada Rfdg	6.050%	09/15/34	$954,720
1,200	New Jersey Econ Dev Auth Econ Dev Rev Kullman Assoc Proj, Ser A (AMT)	6.125	06/01/18	1,033,260
2,500	New Jersey Econ Dev Auth Econ Dev Rev Utd Methodist Homes, Ser A1	6.000	07/01/18	2,336,825
2,000	New Jersey Econ Dev Auth First Mtg Franciscan Oaks Proj	5.700	10/01/17	1,876,940
750	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.300	11/01/26	589,658
900	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.375	11/01/36	676,341
1,000	New Jersey Econ Dev Auth Retirement Cmnty Rev, Ser A (Prerefunded @ 11/15/08)	8.125	11/15/18	1,006,190
1,000	New Jersey Econ Dev Auth Retirement Cmnty Rev, Ser A (Prerefunded @ 11/15/10)	8.000	11/15/15	1,114,380
1,440	New Jersey Econ Dev Auth Retirement Cmnty Rev, Ser A (Prerefunded @ 11/15/10)	8.125	11/15/23	1,608,235
710	New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.750	01/01/25	612,517
1,230	New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.875	01/01/37	1,009,510
2,000	New Jersey Econ Dev Auth Rev Sr Living Fac Esplanade Bear (AMT)	7.000	06/01/39	1,468,820
1,500	New Jersey Econ Dev Auth Rev Unrefunded Bal Sr Mtg Arbor, Ser A	6.000	05/15/28	1,289,775
3,500	New Jersey Econ Dev Auth Utd Methodist Homes NJ Oblig	5.750	07/01/29	2,970,380
900	New Jersey Hlthcare Fac Fin Auth Rev Avalon at Hillsborough, Ser A (AMT)	6.375	07/01/25	785,619
575	New Jersey Hlthcare Fac Fin Auth Rev Avalon at Hillsborough, Ser A (AMT)	6.625	07/01/35	497,358
555	New Jersey Hlthcare Fac Fin Auth Rev Raritan Bay Med Ctr Issue Rfdg	7.250	07/01/14	554,650
3,390	New Jersey Hlthcare Fac Fin Auth Rev Saint Joseph’s Hlthcare Sys	6.625	07/01/38	3,072,696
3,000	New Jersey Hlthcare Fac Fin Inst Inc Cherry Hill Proj	8.000	07/01/27	2,976,420

				26,434,294

	New Mexico 0.6%
3,960	Albuquerque, NM Retirement Fac Rev La Vida Llena Proj Rfdg, Ser B	6.600	12/15/28	3,608,352
1,505	Cabezon Pub Impt Dist NM Spl Leverage Rev	6.000	09/01/24	1,348,510
976	New Mexico Hsg Auth Region lll Sr Brentwood Gardens Apt, Ser A (AMT)	6.850	12/01/31	936,257

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Mexico (Continued)
$2,000	New Mexico St Hosp Equip Ln Council Hosp Rev Rehoboth Proj Rfdg, Ser A	5.250%	08/15/26	$1,521,180
750	Ventana West Pub Impt Dist NM	6.875	08/01/33	690,900

				8,105,199

	New York 4.4%
1,400	Brookhaven, NY Indl Dev Agy Sr Residential Hsg Rev Woodcrest Estates Fac, Ser A (AMT)	6.375	12/01/37	1,273,160
3,245	Dutchess Cnty, NY Indl Dev Agy Saint Francis Hosp Rfdg, Ser A	7.500	03/01/29	3,390,246
1,690	Monroe Cnty, NY Indl Dev Agy Woodland Vlg Proj (Prerefunded @ 11/15/10)	8.000	11/15/15	1,828,513
15,400	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.500	03/01/35	15,525,202
17,780	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A (c)	6.250	03/01/15	17,769,243
2,500	New York St Energy Resh & Dev Reg Ribs (i)	9.258	04/01/20	2,608,025
2,770	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Eastn Long Isl Hosp Assoc, Ser A (Prerefunded @ 1/01/12)	7.750	01/01/22	3,105,004
1,000	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Gurwin Jewish Phase II	6.700	05/01/39	936,350
1,380	Suffolk Cnty, NY Indl Dev Agy Cont Care Retirement Peconic Landing, Ser A	8.000	10/01/20	1,460,978
4,000	Suffolk Cnty, NY Indl Dev Agy Medford Hamlet Asstd Living Proj (AMT)	6.375	01/01/39	3,368,920
1,000	Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375	03/01/31	1,019,690
2,315	Utica, NY Indl Dev Agy Civic Utica College Civic Fac	6.750	12/01/21	2,347,387
1,000	Westchester Cnty, NY Indl Dev Hebrew Hosp Sr Hsg Inc, Ser A (Prerefunded @ 7/01/10)	7.375	07/01/30	1,094,800

				55,727,518

	North Carolina 0.3%
2,145	North Carolina Med Care Commn Hlthcare Fac Rev Pennybyrn at Maryfield, Ser A	6.125	10/01/35	1,777,905
2,600	North Carolina Med Care Commn Retirement Fac Rev First Mtg, Ser A 05	5.500	10/01/35	2,151,448

				3,929,353

	North Dakota 0.1%
1,820	Traill Cnty, ND Hlthcare Rev Hillsboro Med Ctr	5.500	05/01/42	1,342,669

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ohio 4.1%
$7,200	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj	6.500%	09/01/36	$5,577,984
5,000	Athens Cnty, OH Hosp Fac Rev Impt O’Bleness Mem Rfdg, Ser A	7.125	11/15/33	4,945,850
1,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.750	06/01/34	777,550
16,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/30	12,929,120
15,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/47	11,123,100
3,000	Cleveland-Cuyahoga Cnty, OH Spl Assmt/Tax Increment	7.000	12/01/18	3,088,410
2,000	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	6.000	05/15/37	1,634,440
1,000	Cuyahoga Cnty, OH Hlthcare Fac Franciscan Cnty OH Inc Proj, Ser C	6.250	05/15/32	891,730
1,760	Dayton, OH Spl Fac Rev Air Fght Cargo Day LLC Proj (AMT)	6.300	04/01/22	1,502,107
5,955	Franklin Cnty, OH Hlthcare Fac Rev Impt Lutheran Sr City Proj Rfdg	6.125	12/15/28	4,895,725
1,500	Lucas Cnty, OH Hlthcare & Impt Sunset Retirement Rfdg	6.500	08/15/20	1,519,440
4,340	Norwood, OH Tax Increment Rev Fin Cornerstone at Norwood	6.200	12/01/31	3,608,406

				52,493,862

	Oklahoma 1.1%
1,000	Citizen Potawatomi Nation, OK, Ser A	6.500	09/01/16	1,008,160
225	Langston, OK Econ Dev Langston Cmnty Dev Corp Proj, Ser A (f)	7.000	08/01/10	235,647
2,000	Oklahoma Cnty, OK Fin Auth Rev Epworth Villa Proj Rfdg	6.000	04/01/18	1,872,080
750	Oklahoma Cnty, OK Fin Auth Rev Epworth Villa Proj Rfdg, Ser A	5.700	04/01/25	629,640
1,250	Oklahoma Cnty, OK Fin Auth Rev Epworth Villa Proj Rfdg, Ser A	5.875	04/01/30	1,023,900
1,000	Oklahoma Cnty, OK Fin Auth Rev Epworth Villa Proj Rfdg, Ser A	7.000	04/01/25	970,560
5,500	Oklahoma Cnty, OK Fin Auth Rev Retirement Fac Concordia, Ser A	6.000	11/15/38	4,447,575
1,500	Oklahoma Cnty, OK Fin Auth Rev Retirement Fac Concordia, Ser A	6.125	11/15/25	1,295,010
1,065	Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare Sys Rfdg, Ser A (Prerefunded @ 8/15/09)	5.750	08/15/12	1,107,067

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Oklahoma (Continued)
$1,000	Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare Sys Rfdg, Ser A (Prerefunded @ 8/15/09)	5.750%	08/15/15	$1,039,500

				13,629,139

	Oregon 0.8%
2,145	Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg	6.875	08/01/28	1,972,735
2,400	Multnomah Cnty, OR Hosp Fac Auth Rev Terwilliger Plaza Proj Rfdg (Acquired 12/27/05, Cost $2,344,512) (a)	6.500	12/01/29	2,130,816
4,788	Oregon St Hlth Hsg Ed & Cultural Fac Auth Saint Anthony Vlg Hsg, Ser A (AMT)	7.250	06/01/28	4,840,402
910	Oregon St Hlth Hsg Ed Auth OR Baptist Retirement Homes, Ser A	8.000	11/15/26	910,500

				9,854,453

	Pennsylvania 5.5%
15,500	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.375	11/15/40	10,769,090
1,840	Allegheny Cnty, PA Hosp Dev Hlth Sys, Ser B (Prerefunded @ 11/15/10)	9.250	11/15/15	2,062,677
1,500	Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600	07/01/23	1,350,600
1,500	Berks Cnty, PA Indl Dev Auth First Mtg Rev Rfdg One Douglassville Proj A (AMT)	6.125	11/01/34	1,284,840
1,250	Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Fac Rev Ann’s Choice Inc, Ser A	6.250	01/01/35	1,018,200
1,500	Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Rev Ann’s Choice Inc Fac, Ser A	6.125	01/01/25	1,269,330
1,000	Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.200	05/01/19	904,460
1,800	Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.300	05/01/29	1,560,600
1,500	Chester Cnty, PA Hlth & Ed Fac Chester Cnty Hosp, Ser A	6.750	07/01/31	1,504,710
3,000	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000	01/01/25	2,422,350
1,000	Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.875	07/01/31	837,540
1,900	Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.900	07/01/40	1,550,989
465	Harrisburg, PA Auth Univ Rev Harrisburg Univ of Science, Ser A	5.400	09/01/16	448,725
3,050	Harrisburg, PA Auth Univ Rev Harrisburg Univ of Science, Ser B	6.000	09/01/36	2,634,773
2,200	Indiana Cnty, PA Indl Dev Auth PSEG Pwr LLC Proj Rfdg (AMT)	5.850	06/01/27	1,952,786
1,000	Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Anne’s Home	6.625	04/01/28	930,080

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$1,200	Lehigh Cnty, PA Gen Purp Auth First Mtg Bible Fellowship Church	7.625%	11/01/21	$1,225,476
3,000	Lehigh Cnty, PA Gen Purp Auth Rev Good Shepherd Grp, Ser A	5.500	11/01/24	2,793,720
3,585	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp	6.200	11/01/14	3,431,920
5,500	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp Rfdg	6.000	11/01/23	4,280,320
1,000	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.100	06/01/18	874,220
4,180	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Rfdg & Impt Montgomery	6.875	04/01/36	3,975,222
1,085	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsch Cont Care Proj	6.000	02/01/21	964,164
4,500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.250	02/01/35	3,772,260
1,315	Northeastern, PA Hosp & Ed Auth Hlthcare Rev	7.125	10/01/29	1,254,852
1,635	Northeastern, PA Hosp & Ed Auth Hlthcare Rev Oakwood Ter Proj (e)	6.500	10/01/32	1,415,387
3,750	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser B (AMT) (k)	6.750	12/01/36	3,303,112
1,500	Pennsylvania Econ Dev Fin Auth Reliant Energy, Ser A (AMT) (k)	6.750	12/01/36	1,321,245
3,000	Pennsylvania Econ Dev Fin Auth Reliant Energy Seward, Ser A (AMT) (k)	6.750	12/01/36	2,642,490
980	Pennsylvania St Higher Ed Student Assn Inc Proj, Ser A	6.750	09/01/32	980,421
2,150	Philadelphia, PA Auth Indl Dev Rev Coml Dev Rfdg (AMT)	7.750	12/01/17	2,150,710
1,455	Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Centralized Comp Human Svc, Ser A	6.125	01/01/13	1,408,673
1,500	Westmoreland Cnty, PA Indl Dev Hlthcare Fac Redstone, Ser B (Prerefunded @ 11/15/10)	8.000	11/15/23	1,664,985

				69,960,927

	Rhode Island 0.4%
1,825	Rhode Island St Econ Dev Corp Rev Oblig Providence Pl	7.250	07/01/20	1,751,726
2,915	Tobacco Settlement Fin Corp RI Asset Bkd, Ser A	6.000	06/01/23	2,744,094

				4,495,820

	South Carolina 1.1%
2,500	Lancaster Cnty, SC Assmt Rev Edenmoor Impt Dist, Ser B (Acquired 05/19/06, Cost $2,500,000) (a)	5.750	12/01/37	1,772,300

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	South Carolina (Continued)
$1,700	Lancaster Cnty, SC Assmt Rev Sun City Carolina Lakes Impt	5.450%	12/01/37	$1,238,059
1,000	Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.250	11/01/26	782,170
1,250	Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.300	11/01/35	918,812
3,000	South Carolina Jobs Econ Dev Auth Econ Dev Rev Westminster Impt & Rfdg	5.375	11/15/30	2,236,080
2,250	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.300	10/01/36	1,694,093
800	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/27	679,768
2,000	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/37	1,632,640
1,000	South Carolina Jobs Econ Dev Episcopal Home Still Proj, Ser A	6.000	05/15/17	929,850
2,000	South Carolina Jobs Econ Dev First Mtg Westley Com Proj (Prerefunded @ 10/01/10)	7.750	10/01/24	2,234,580

				14,118,352

	South Dakota 0.5%
1,010	Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp A (AMT) (Mun Govt Gtd.)	6.000	12/15/18	893,577
1,750	Sioux Falls, SD Hlth Fac Rev Rfdg Dow Rummel Vlg Proj	5.000	11/15/33	1,235,570
4,025	Sioux Falls, SD Multi-Family Rev Rfdg Hsg Inn on Westport Proj A1 (Acquired 08/04/06, Cost $4,025,000) (a)	6.000	03/01/40	3,172,062
1,020	Sioux Falls, SD Multi-Family Rev Rfdg Hsg Inn on Westport Sub B (Acquired 08/04/06, Cost $1,020,000) (a) (g)	7.500	03/01/40	915,777

				6,216,986

	Tennessee 2.5%
1,675	Blount Cnty, TN Hlth & Ed Fac Brd Rev Rfdg Asbury Inc., Ser A	5.125	04/01/23	1,364,020
1,200	Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg, Ser B (MBIA Insd) (Prerefunded @ 7/01/12)	7.750	07/01/29	1,321,200
1,000	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (Prerefunded @ 7/01/12)	7.500	07/01/33	1,169,860
1,000	Johnson City, TN Hlth & Ed Fac Brd Retirement Fac Rev Appalachian Christian Vlg Proj, Ser A	6.250	02/15/32	862,060
2,230	Memphis, TN Hlth Ed & Hsg Fac Brd Multi-Family Hsg Rev Hilldale Apt Proj (AMT)	6.700	11/01/37	1,992,081

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Tennessee (Continued)
$1,750	Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.000%	12/01/23	$1,623,545
2,500	Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.250	12/01/34	2,352,150
1,000	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.625	09/01/26	859,200
4,500	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.750	09/01/37	3,729,375
800	Shelby Cnty, TN Hlth Ed Hsg Vlg at Germantown	6.250	12/01/34	605,416
3,600	Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev Wellmont Hlth Sys Proj, Ser C	5.250	09/01/36	2,898,468
4,700	Sullivan Cnty, TN Hlth Ed & Hsg First Mtg Fac Brd Rev Inc Proj (g)	8.410	11/01/19	4,822,905
7,645	Tennessee Energy Acquisition Corp Gas Rev, Ser A	5.250	09/01/22	6,072,882
2,515	Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj, Ser A (Acquired 06/08/89, Cost $2,515,000) (a)	10.000	11/01/19	2,265,688
1,160	Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj, Ser B (Acquired 06/08/89, Cost $1,160,000) (a) (g) (l)	10.000	11/01/20	12

				31,938,862

	Texas 5.4%
155	Abia Dev Corp TX Arpt Fac Rev Austin Belly Port Dev LLC Proj, Ser A (AMT)	6.250	10/01/08	154,992
3,000	Abia Dev Corp TX Arpt Fac Rev Austin Belly Port Dev LLC Proj, Ser A (AMT)	6.500	10/01/23	2,586,270
2,000	Angelina & Neches Riv Auth TX Indl Dev Corp Environmental Aspen Pwr LLC Proj, Ser A (AMT)	6.500	11/01/29	1,542,580
1,000	Atlanta, TX Hosp Auth Fac Rev	6.700	08/01/19	947,320
2,035	Atlanta, TX Hosp Auth Fac Rev	6.750	08/01/29	1,891,248
985	Austin-Bergstorm Landhost Enterprises Inc TX Arpt Hotel Sr, Ser A	6.750	04/01/27	678,783
950	Bexar Cnty, TX Hsg Fin Corp Multi-Family Hsg Rev Woodland Ridge Apt Proj, Ser A (AMT)	7.000	01/01/39	907,497
1,825	Dallas Cnty, TX Flood Ctl Dist No 1 Cap Apprec Rfdg (Acquired 08/28/89, Cost $660,829) (a)	*	08/01/11	1,562,127
3,445	Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg	7.250	04/01/32	3,461,329
2,500	Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.000	09/01/25	2,378,775
3,500	Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.125	09/01/34	3,417,750

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$1,500	Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev (d)	7.500/3.750%	07/01/17	$1,287,165
3,000	Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev (d)	7.750/2.580	01/01/34	2,339,310
40	Lower Colorado River Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/14/14	41,290
20	Lower Colorado River Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/15/15	20,645
1,000	Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg First Mtg Carillon Proj A	6.500	07/01/26	893,610
5,000	Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg First Mtg Carillon Proj A	6.625	07/01/36	4,466,550
2,500	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/37	2,101,700
2,600	Mc Allen TX Indpt Sch Dist Rfdg (PSF Gtd) (c)	5.000	02/15/23	2,524,613
2,735	Mc Allen TX Indpt Sch Dist Rfdg (PSF Gtd) (c)	5.000	02/15/24	2,643,719
2,875	Mc Allen TX Indpt Sch Dist Rfdg (PSF Gtd) (c)	5.000	02/15/25	2,759,928
3,020	Mc Allen TX Indpt Sch Dist Rfdg (PSF Gtd) (c)	5.000	02/15/26	2,884,764
2,210	Meadow Parc Dev Inc TX Multi-Family Rev Hsg Meadow Parc Apt Proj	6.500	12/01/30	2,037,355
2,500	Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj	7.250	01/01/31	2,508,725
1,500	Midlothian, TX Dev Auth Tax Increment Contract Rev (Acquired 12/02/04, Cost $1,150,000) (a)	6.200	11/15/29	1,374,660
2,000	Midlothian, TX Dev Auth Tax Increment Contract Rev (Prerefunded @ 5/15/11)	7.875	11/15/26	2,265,740
3,150	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT) (k)	6.000	08/01/20	3,111,822
1,000	Richardson, TX Hosp Auth Rev Baylor & Richardson Impt Rfdg	5.625	12/01/28	871,950
2,500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Northwest Sr Hsg Edgemere Proj, Ser A	6.000	11/15/36	2,150,725
850	Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev (GNMA Collateralized) (AMT)	6.900	07/02/24	870,936
1,675	Texas St Pub Fin Auth Sch Excellence Ed Proj, Ser A (Acquired 12/02/04, Cost $1,654,197) (a)	7.000	12/01/34	1,510,733
1,500	Texas St Student Hsg Corp MSU Proj Midwestern St Univ (Prerefunded @ 9/01/12)	6.500	09/01/34	1,683,435

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$2,950	Tomball, TX Hosp Auth Rev Hosp Tomball Regl Hosp	6.000%	07/01/29	$2,658,983
1,000	Travis Cnty, TX Hlth Fac Dev Corp Retirement Fac Rev Querencia Barton Creek Proj	5.500	11/15/25	823,860
2,950	Travis Cnty, TX Hlth Fac Dev Corp Retirement Fac Rev Querencia Barton Creek Proj	5.650	11/15/35	2,337,816
905	Wichita Cnty, TX Hlth Fac Rolling Meadows Fac Rfdg, Ser A	6.250	01/01/28	799,794
2,500	Woodhill Pub Fac Corp TX Hsg-Woodhill Apt Proj	7.500	12/01/29	2,181,300

				68,679,799

	Utah 0.2%
1,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (l)	7.800	09/01/15	281,250
585	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (l)	7.800	09/01/25	164,531
1,165	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (l)	8.000	09/01/20	327,657
2,275	Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj, Ser A	6.875	07/01/27	2,036,671

				2,810,109

	Vermont 0.3%
2,750	Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375	05/01/36	2,096,050
1,000	Vermont Ed & Hlth Bldg Fin Agy Rev Bennington College Proj	6.625	10/01/29	921,220
525	Vermont Ed & Hlth Bldg Fin Agy Rev VT Council Dev Mental Hlth, Ser A	6.000	12/15/09	537,553

				3,554,823

	Virginia 1.9%
4,000	Albemarle Cnty, VA Indl Dev Auth Ed Fac Rev Covenant Sch Inc, Ser A	7.750	07/15/32	4,145,000
5,000	Celebrate, VA South Cmnty Dev Celebrate VA South Proj	6.250	03/01/37	3,963,450
2,500	Farms New Kent, VA Cmnty Dev, Ser B	5.450	03/01/36	1,776,725
2,500	Farms New Kent, VA Cmnty Dev, Ser C	5.800	03/01/36	1,840,400
2,500	Henrico Cnty, VA Econ Dev Auth Residential Care Fac Rev Utd Methodist Rfdg, Ser A	6.500	06/01/22	2,435,775
1,000	New Port Cmnty Dev Auth VA Spl Assmt	5.500	09/01/26	766,400
2,500	New Port Cmnty Dev Auth VA Spl Assmt	5.600	09/01/36	1,784,950
4,000	Peninsula Ports Auth VA Rfdg Residential Care Fac Rev VA Baptist Homes, Ser C	5.400	12/01/33	3,050,720
1,500	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.350	09/01/28	1,280,685
1,250	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.450	09/01/37	1,044,137

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Virginia (Continued)
$4,000	Roanoke Cnty, VA Indl Dev Auth Glebe Inc, Ser A	6.300%	07/01/35	$1,600,000
1,700	Virginia Small Business Fin Auth Rev Indl Dev SIL Clean Wtr Proj (AMT) (l)	7.250	11/01/24	55,250

				23,743,492

	Washington 1.7%
2,000	Kalispel Tribe Indians Priority Dist WA Rev	6.750	01/01/38	1,794,820
1,000	King Cnty, WA Pub Hosp Dist No 004 Snoqualmie Vly Hosp	7.250	12/01/15	1,018,860
8,830	Tobacco Settlement Auth WA Tob Settlement Rev	6.625	06/01/32	8,060,554
7,225	Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpts
	Wesley Homes, Ser A (Acquired 05/07/08, Cost $7,225,000) (a)	6.200	01/01/36	6,531,400
1,000	Washington St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Proj, Ser A	5.625	01/01/27	838,870
4,000	Washington St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Proj, Ser A	5.625	01/01/38	3,200,400

				21,444,904

	West Virginia 0.7%
2,250	Harrison Cnty, WV Cnty Commn Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500	10/15/37	1,915,222
8,000	West Virginia St Hosp Fin Auth Hosp Rev Thomas Health Sys	6.500	10/01/38	7,102,160

				9,017,382

	Wisconsin 1.1%
800	Baldwin, WI Hosp Rev Mtg, Ser A	6.125	12/01/18	721,544
1,000	Baldwin, WI Hosp Rev Mtg, Ser A	6.375	12/01/28	881,020
1,730	Milwaukee, WI Rev Sr Air Cargo (AMT)	6.500	01/01/25	1,596,963
1,000	Waukesha, WI Redev Auth Hsg Rfdg Sr Kirkland Crossings Proj	5.500	07/01/31	843,350
1,500	Waukesha, WI Redev Auth Hsg Sr Kirkland Crossings Proj Rfdg	5.600	07/01/41	1,242,855
750	Wisconsin Hlth & Ed Fac Eastcastle Pl Inc Proj	6.000	12/01/24	635,572
2,000	Wisconsin St Hlth & Ed Fac Auth Rev Newcastle Place Inc., Ser A	6.150	12/01/37	1,659,880
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Oakwood Vlg Proj, Ser A	7.625	08/15/30	1,047,220
1,500	Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty Hosp Inc, Ser A	6.750	08/15/34	1,457,910

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wisconsin (Continued)
$1,000	Wisconsin St Hlth & Ed Fac Divine Savior Hlthcare, Ser C (Prerefunded @ 5/01/12)	7.500%	05/01/32	$1,129,890
2,000	Wisconsin St Hlth & Ed Fac Fort Hlthcare Inc Proj	6.100	05/01/34	1,867,320
1,500	Wisconsin St Hlth & Ed Fac Southwest Hlth Ctr, Ser A	6.125	04/01/24	1,344,405

				14,427,929

	Wyoming 0.3%
3,000	Sweetwater Cnty, WY Solid Waste Disp Rev FMC Corp Proj Rfdg (AMT)	5.600	12/01/35	2,475,030
1,500	Teton Cnty, WY Hosp Dist Hosp Saint Johns Med Ctr	6.750	12/01/27	1,398,585

				3,873,615

	Puerto Rico 0.0%
75	Puerto Rico Pub Bldgs Auth Rev Govt Fac, Ser I (Comwth Gtd) (Prerefunded @ 7/01/14)	5.250	07/01/33	79,830

	U.S. Virgin Islands 0.1%
1,000	Virgin Islands Pub Fin Auth Refinery Fac Rev Sr Sec Hovensa Refinery (AMT)	5.875	07/01/22	898,290

Total Investments 107.4% (Cost $1,572,569,565)				1,366,664,856
Liability for Floating Rate Note Obligations Related to Securities Held (8.5%) (Cost ($108,450,000))
(108,450) Notes with interest rates ranging from 6.27% to 8.42% at September 30, 2008 and contractual maturities of collateral ranging from 2015 to 2046 (i) (See Note 1)				$(108,450,000)

Total Net Investments 98.9% (Cost $1,464,119,565)				1,258,214,856

Other Assets in Excess of Liabilities 1.1%				14,735,552

Net Assets 100.0%				$1,272,950,408

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 4.7% of net assets.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

(b)	Security purchased on a when-issued or delayed delivery basis.

(c)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(d)	Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.

(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f)	Escrowed to Maturity

(g)	The Fund owns 100% of the outstanding bond issuance.

(h)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.

(i)	Floating rate notes. The interest rates shown reflect the rates in the effect at September 30, 2008.

(j)	Inverse Floating Rate

(k)	Variable Rate Coupon

(l)	Non-income producing security.

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
Comwth—Commonwealth of Puerto Rico
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
GTY AGMT—Guarantee Agreement
MBIA—Municipal Bond Investors Assurance Corp.
Mun Govt Gtd—Municipal Government Guaranteed
PSF—Public School Fund
XLCA—XL Capital Assurance Inc.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008

Assets:
Total Investments (Cost $1,572,569,565)	$1,366,664,856
Receivables:
Interest	26,830,713
Investments Sold	5,045,750
Fund Shares Sold	854,825
Other	229,635

Total Assets	1,399,625,779

Liabilities:
Payables:
Floating Rate Note Obligations	108,450,000
Investments Purchased	7,461,221
Fund Shares Repurchased	6,108,898
Custodian Bank	1,684,988
Income Distributions	1,365,398
Investment Advisory Fee	518,737
Distributor and Affiliates	482,739
Trustees’ Deferred Compensation and Retirement Plans	281,891
Accrued Expenses	321,499

Total Liabilities	126,675,371

Net Assets	$1,272,950,408

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,612,803,948
Accumulated Undistributed Net Investment Income	3,470,211
Accumulated Net Realized Loss	(137,419,042)
Net Unrealized Depreciation	(205,904,709)

Net Assets	$1,272,950,408

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,044,735,535 and 95,198,290 shares of beneficial interest issued and outstanding)	$10.97
Maximum sales charge (4.75%* of offering price)	0.55

Maximum offering price to public	$11.52

Class B Shares:
Net asset value and offering price per share (Based on net assets of $70,162,067 and 6,397,071 shares of beneficial interest issued and outstanding)	$10.97

Class C Shares:
Net asset value and offering price per share (Based on net assets of $157,848,717 and 14,264,285 shares of beneficial interest issued and outstanding)	$11.07

Class I Shares:
Net asset value and offering price per share (Based on net assets of $204,089 and 18,597 shares of beneficial interest issued and outstanding)	$10.97

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2008

Investment Income:
Interest	$99,901,044

Expenses:
Investment Advisory Fee	6,671,323
Interest and Residual Trust Expense	5,192,155
Distribution (12b-1) and Service Fees
Class A	2,929,566
Class B	818,794
Class C	1,688,667
Transfer Agent Fees	635,356
Accounting and Administrative Expenses	286,528
Professional Fees	181,999
Custody	173,014
Reports to Shareholders	150,642
Registration Fees	77,673
Trustees’ Fees and Related Expenses	50,004
Other	57,997

Total Expenses	18,913,718
Less Credits Earned on Cash Balances	16,934

Net Expenses	18,896,784

Net Investment Income	$81,004,260

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(17,441,302)
Futures	(3,279,765)

Net Realized Loss	(20,721,067)

Unrealized Appreciation/Depreciation:
Beginning of the Period	6,828,549
End of the Period	(205,904,709)

Net Unrealized Depreciation During the Period	(212,733,258)

Net Realized and Unrealized Loss	$(233,454,325)

Net Decrease in Net Assets From Operations	$(152,450,065)

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

From Investment Activities:
Operations:
Net Investment Income	$81,004,260	$81,520,408
Net Realized Loss	(20,721,067)	(10,249,973)
Net Unrealized Depreciation During the Period	(212,733,258)	(66,824,924)

Change in Net Assets from Operations	(152,450,065)	4,445,511

Distributions from Net Investment Income:
Class A Shares	(66,087,307)	(69,372,970)
Class B Shares	(3,978,745)	(4,750,158)
Class C Shares	(8,143,974)	(8,315,260)
Class I Shares	(18,573)	-0-

Total Distributions	(78,228,599)	(82,438,388)

Net Change in Net Assets from Investment Activities	(230,678,664)	(77,992,877)

From Capital Transactions:
Proceeds from Shares Sold	365,253,833	204,818,983
Net Asset Value of Shares Issued Through Dividend Reinvestment	57,959,746	56,452,751
Cost of Shares Repurchased	(426,646,705)	(332,787,775)

Net Change in Net Assets from Capital Transactions	(3,433,126)	(71,516,041)

Total Decrease in Net Assets	(234,111,790)	(149,508,918)
Net Assets:
Beginning of the Period	1,507,062,198	1,656,571,116

End of the Period (Including accumulated undistributed net investment income of $3,470,211 and $726,302, respectively)	$1,272,950,408	$1,507,062,198

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Statements  continued

Statement of Cash Flows
For the Year Ended September 30, 2008

Change in Net Assets from Operations	$(152,450,065)

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of Investments	(466,663,928)
Proceeds from Sales of Investments	597,805,148
Net Sales of Short-Term Investments	3,600,000
Amortization of Premium	1,389,183
Accretion of Discount	(1,940,582)
Net Realized Loss on Investments	17,441,302
Net Change in Unrealized Depreciation on Investments	211,514,278
Increase in Interest Receivable	(718,435)
Decrease in Receivable for Investments Sold	1,823,290
Decrease in Other Assets	16,919
Decrease in Investments Purchased Payable	(2,935,919)
Change in Custodian Bank Payable	(1,637,364)
Decrease in Distributor and Affiliates Payable	(126,961)
Decrease in Trustees’ Deferred Compensation and Retirement Plans	(33,381)
Decrease in Investment Advisory and Administrative Fees	(56,583)
Increase in Accrued Expenses	181,829

Total Adjustments	359,658,796

Net Cash Provided by Operating Activities	207,208,731

Cash Flows From Financing Activities
Proceeds from Shares Sold	367,598,340
Repurchased Shares	(424,020,293)
Dividends Paid (net of reinvested dividends $57,959,746)	(20,826,778)
Proceeds from and Repayments of Floating Rate Note Obligations	(129,960,000)

Net Cash Provided by Financing Activities	(207,208,731)

Net Increase in Cash	-0-
Cash at the Beginning of the Period	-0-

Cash at the End of the Period	$-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$5,192,155

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$12.94	$13.59	$13.23	$13.00	$13.03

Net Investment Income(a)	0.71	0.69	0.71	0.72	0.74
Net Realized and Unrealized Gain/Loss	(2.00)	(0.64)	0.37	0.27	-0-

Total from Investment Operations	(1.29)	0.05	1.08	0.99	0.74

Less:
Distributions from Net Investment Income	0.68	0.70	0.72	0.76	0.77

Net Asset Value, End of the Period	$10.97	$12.94	$13.59	$13.23	$13.00

Total Return (b)	–10.19%	0.26%	8.41%	7.75%	5.87%
Net Assets at End of the Period (In millions)	$1,044.7	$1,245.4	$1,338.7	$1,267.3	$766.1
Ratio of Expenses to Average Net Assets	1.19%	1.73%	1.39%	1.04%	0.99%
Ratio of Net Investment Income to Average Net Assets	5.81%	5.11%	5.34%	5.41%	5.74%
Portfolio Turnover	30%	28%	48%	34%	10%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.83%	0.82%	0.84%	0.86%	0.91%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$12.93	$13.58	$13.22	$12.99	$13.02

Net Investment Income(a)	0.62	0.59	0.61	0.62	0.65
Net Realized and Unrealized Gain/Loss	(1.99)	(0.65)	0.37	0.27	(0.01)

Total from Investment Operations	(1.37)	(0.06)	0.98	0.89	0.64

Less:
Distributions from Net Investment Income	0.59	0.59	0.62	0.66	0.67

Net Asset Value, End of the Period	$10.97	$12.93	$13.58	$13.22	$12.99

Total Return(b)	−10.88%	−0.49%	7.54%	7.04%	5.07%
Net Assets at End of the Period (In millions)	$70.2	$91.4	$120.0	$144.9	$123.8
Ratio of Expenses to Average Net Assets	1.95%	2.48%	2.14%	1.79%	1.75%
Ratio of Net Investment Income to Average Net Assets	5.05%	4.35%	4.58%	4.67%	5.00%
Portfolio Turnover	30%	28%	48%	34%	10%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.58%	1.57%	1.59%	1.61%	1.67%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$13.04	$13.69	$13.32	$13.09	$13.11

Net Investment Income(a)	0.62	0.59	0.61	0.62	0.64
Net Realized and Unrealized Gain/Loss	(2.00)	(0.65)	0.38	0.27	0.01

Total from Investment Operations	(1.38)	(0.06)	0.99	0.89	0.65

Less:
Distributions from Net Investment Income	0.59	0.59	0.62	0.66	0.67

Net Asset Value, End of the Period	$11.07	$13.04	$13.69	$13.32	$13.09

Total Return (b)	–10.87%	–0.49%	7.55%	6.98%	5.10%	(c)
Net Assets at End of the Period (In millions)	$157.8	$170.3	$198.0	$200.0	$84.0
Ratio of Expenses to Average Net Assets	1.95%	2.48%	2.14%	1.80%	1.73%
Ratio of Net Investment Income to Average Net Assets	5.06%	4.35%	4.59%	4.62%	4.94%	(c)
Portfolio Turnover	30%	28%	48%	34%	10%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.58%	1.57%	1.59%	1.62%	1.65%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%. (See footnote 7)

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

December 19, 2007
(Commencement of
Operations) to
Class I Shares	September 30, 2008

Net Asset Value, Beginning of the Period	$12.46

Net Investment Income (a)	0.56
Net Realized and Unrealized Gain/Loss	(1.50)

Total from Investment Operations	(0.94)

Less:
Distributions from Net Investment Income	0.55

Net Asset Value, End of the Period	$10.97

Total Return (b)	−7.71% *
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets	0.94%
Ratio of Net Investment Income to Average Net Assets	6.08%
Portfolio Turnover	30%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.58%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008

1. Significant Accounting Policies
Van Kampen Strategic Municipal Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a ”when-issued” or ”delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2008, the Fund had $6,471,290 of when-issued or delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (”FASB”) Interpretation No. 48 (”FIN 48”) Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $121,582,967, which will expire according to the following schedule:

Amount	Expiration

$10,147,307	September 30, 2009
16,221,240	September 30, 2010
22,472,916	September 30, 2011
3,607,121	September 30, 2012
28,957,443	September 30, 2013
24,197,373	September 30, 2014
6,419,495	September 30, 2015
9,560,072	September 30, 2016

At September 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,448,882,449

Gross tax unrealized appreciation	$11,968,309
Gross tax unrealized depreciation	(202,635,902)

Net tax unrealized depreciation on investments	$(190,667,593)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

The tax character of distributions paid during the years ended September 30, 2008 and 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$48,797	$195,125
Tax-exempt income	78,737,727	82,599,666

	$78,786,524	$82,794,791

Permanent differences, primarily due to capital loss of $9,610,374 expired in current year, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2008:

Accumulated Undistributed Net	Accumulated Net Realized
Investment Income	Loss	Capital

$(31,752)	$9,642,126	$(9,610,374)

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$204,490
Undistributed tax-exempt income	6,214,159

Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs, and post October losses of $30,543,541 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credit Earned on Cash Balances During the year ended September 30, 2008, the Fund’s custody fee was reduced by $16,934 as a result of credits earned on cash balances.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

dealer trusts under the caption ”Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2008, Fund investments with a value of $147,602,101 are held by the dealer trusts and serve as collateral for the $108,450,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended September 30, 2008 were $170,962,141 and 3.04%, respectively.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset management (“the Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Over $500 million	.45%

For the year ended September 30, 2008, the Fund recognized expenses of approximately $40,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services, and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $148,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of ”Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $227,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

selected by the trustees. Investments in such funds of approximately $164,300 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $427,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $253,900. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended September 30, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	Shares	Value	Shares	Value

Sales:
Class A	23,278,380	$286,468,234	13,359,816	$179,556,041
Class B	703,508	8,570,363	254,573	3,420,137
Class C	5,608,467	69,427,740	1,619,525	21,842,805
Class I	64,111	787,496	-0-	-0-

Total Sales	29,654,466	$365,253,833	15,233,914	$204,818,983

Dividend Reinvestment:
Class A	4,155,890	$49,845,865	3,620,350	$48,736,241
Class B	261,522	3,134,913	244,599	3,293,023
Class C	411,425	4,962,066	325,970	4,423,487
Class I	1,417	16,902	-0-	-0-

Total Dividend Reinvestment	4,830,254	$57,959,746	4,190,919	$56,452,751

Repurchases:
Class A	(28,462,846)	$(347,202,239)	(19,239,544)	$(257,128,757)
Class B	(1,633,806)	(19,796,928)	(2,264,108)	(30,483,079)
Class C	(4,809,263)	(59,089,651)	(3,350,119)	(45,175,939)
Class I	(46,931)	(557,887)	-0-	-0-

Total Repurchases	(34,952,846)	$(426,646,705)	(24,853,771)	$(332,787,775)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on pro rata basis to each class of shares. For the year ended September 30, 2008, the Fund received redemption fees of approximately $29,700, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $466,663,928 and $597,805,148, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is ”derived” from the value of an underlying asset, reference rate or index. The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund’s effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name.
This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
Transactions in future contracts for year ended September 30, 2008, are as follows:

Contracts

Outstanding at September 30, 2007	810
Futures Opened	498
Futures Closed	(1,308)

Outstanding at September 30, 2008	-0-

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the

Van Kampen Strategic Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (”unreimbursed receivable”) was approximately $1,393,200 and $203,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of September 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Van Kampen Strategic Municipal Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Strategic Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Strategic Municipal Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the “Fund”)) as of September 30, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Municipal Income Fund of the Van Kampen Tax Free Trust at September 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 19, 2008

Van Kampen Strategic Municipal Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen*- Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2008. The Fund designated 100% of the income distributions as a tax exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1985	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1985	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Van Kampen Strategic Municipal Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Strategic Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

39, 339, 539
STMIANN 11/08
IU08-05754P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen California Insured Tax Free Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Lehman Brothers Municipal Bond Index and the Lehman Brothers California Insured Municipal Bond Index from 9/30/98 through 9/30/08. Class A shares, adjusted for sale charges.

	A Shares		B Shares		C Shares		I Shares
	since 12/13/85		since 4/30/93		since 8/13/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	5.90%	5.67%	3.75%	3.75%	3.20%	3.20%	–0.63%

10-year	2.91	2.41	2.56	2.56	2.19	2.19	—

5-year	1.08	0.10	1.12	0.87	0.39	0.39	—

1-year	–6.81	–11.24	–6.81	–10.39	–7.40	–8.29	–6.57

30-Day SEC Yield	4.39%		4.62%		4.09%		4.87%

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Lehman Brothers California Insured Municipal Bond Index is comprised of insured California municipal bond issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended September 30, 2008

Market Conditions

The broad financial markets were highly volatile throughout the reporting period as the credit crisis intensified, the housing market continued to decline, inflationary pressures grew and the economy appeared headed into recession. In early September 2008, investor confidence plummeted and the markets began a downward spiral following the government’s takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. In the weeks that followed, several other financial institutions were forced into mergers, rescued by government loans, or failed altogether as the value of their assets severely eroded. The credit markets became paralyzed as banks refused to lend while investors fled risky assets in favor of Treasury securities. In an effort to unlock the credit markets the Federal government interceded with various supportive measures including a $700 billion bailout plan.

The municipal bond market had already been under pressure for several months prior to September, due in part to the credit rating downgrades of various monoline bond insurers and the deterioration of the auction rate and variable rate markets. The failure of Lehman Brothers, however, prompted a wave of forced selling in the municipal market as leveraged buyers, mutual funds and brokerage firms began deleveraging, putting significant pressure on prices and severely eroding liquidity. As a result, municipal yields rose, particularly on the long end of the yield curve, far exceeding those of comparable Treasuries by the end of the period. For the third quarter of 2008, the short end of the curve outperformed the long end by roughly 870 basis points. The disparity in performance was even greater over the one-year reporting period as the short end outperformed by more than 1,400 basis points. As would be expected in this risk-averse and volatile environment, higher-quality municipal bonds outperformed lower-quality issues. For the overall period, high yield municipal spreads widened from approximately 165 basis points to 305 basis points.

The state of California still benefits from its large and diverse economic base, above average wealth levels, and historically strong employment growth. However, the state faces many challenges from its large exposure to the housing crisis, falling tax revenues, and recent budgetary shortfalls. The state typically leads the national economy and its financial performance will be monitored closely.

2

Performance Analysis

All share classes of Van Kampen California Insured Tax Free Fund underperformed the Lehman Brothers California Insured Municipal Bond Index and the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2008

Lehman Brothers
				California Insured	Lehman Brothers
				Municipal Bond	Municipal Bond
Class A	Class B	Class C	Class I	Index	Index

–6.81%	–6.81%	–7.40%	–6.57%	–4.33%	–1.87%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s yield-curve positioning detracted from relative performance for the reporting period. We favored longer-maturity bonds in an effort to enhance the Fund’s yield. Unfortunately, this emphasis on the long end of the municipal yield curve was disadvantageous as the short end of the curve outperformed for the overall period. The Fund’s overweight to lower-rated yet still investment-grade bonds, specifically triple-B and single-A rated issues, hindered performance as the flight to quality that persisted throughout most of the period led the higher-rated segment of the market to outpace the lower-rated segment. Additionally, holdings in tobacco and health care bonds detracted from returns due to ongoing spread widening in the sectors. It should be noted that over the course of the period, we reduced the Fund’s exposure to the long end of the municipal curve, reduced holdings in lower quality insured issues, and trimmed exposure to the tobacco sector. These actions improved the quality of the portfolio and may help position the Fund for a more volatile market over the next few quarters.

Holdings in municipal auction rate securities with zero duration (a measure of interest-rate sensitivity) were beneficial to performance as the yields on these securities remained well above those of long-maturity municipal bonds. The Fund’s exposure to pre-refunded bonds enhanced returns for the period as these shorter-maturity securities benefited from the outperformance of the short end of the municipal yield curve.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top Five Sectors as of 9/30/08

Tax Allocation	31.2%
Public Education	14.8
Public Buildings	11.3
Higher Education	8.4
Water & Sewer	6.0

Ratings Allocation as of 9/30/08

AAA/Aaa	17.3%
AA/Aa	58.1
A/A	12.9
BBB/Baa	10.8
Non-Rated	0.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are a percentage of total investments. Top 5 sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor’s and Moody’s, respectively.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08
Class A
Actual	$1,000.00	$953.71	$5.13
Hypothetical	1,000.00	1,019.75	5.30
(5% annual return before expenses)

Class B
Actual	1,000.00	953.33	4.93
Hypothetical	1,000.00	1,019.95	5.10
(5% annual return before expenses)

Class C
Actual	1,000.00	951.34	7.76
Hypothetical	1,000.00	1,017.05	8.02
(5% annual return before expenses)

Class I
Actual	1,000.00	954.93	3.86
Hypothetical	1,000.00	1,021.05	3.99
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.01%, 1.59% and 0.79%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$953.71	$4.25
Hypothetical	1,000.00	1,020.65	4.39
(5% annual return before expenses)

Class B
Actual	1,000.00	953.33	4.25
Hypothetical	1,000.00	1,020.65	4.39
(5% annual return before expenses)

Class C
Actual	1,000.00	951.34	6.73
Hypothetical	1,000.00	1,018.10	6.96
(5% annual return before expenses)

Class I
Actual	1,000.00	954.93	3.03
Hypothetical	1,000.00	1,021.90	3.13
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87%, 0.87%, 1.38% and 0.62%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and,

9

after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the

10

profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 102.3% California 102.3%
$1,925	Alhambra, CA City Elem Sch Dist Cap Apprec, Ser A (FSA Insd)	*	09/01/20	$1,033,475
2,365	Apple Valley, CA Pub Fin Town Hall Annex Proj, Ser A (AMBAC Insd)	5.000%	09/01/27	2,167,049
1,430	Bay Area Govt Assn CA Lease Rev Cap Proj, Ser A (AMBAC Insd)	5.250	07/01/17	1,468,553
2,735	Bay Area Govt Assn CA Lease West Sacramento, Ser A (XLCA Insd)	5.000	09/01/29	2,493,308
1,250	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F1	5.000	04/01/39	1,153,400
1,000	Bonita, CA Uni Sch Dist Election 2004, Ser A (MBIA Insd)	5.000	08/01/28	940,000
1,070	Bonita, CA Uni Sch Dist Election 2004, Ser A (MBIA Insd)	5.250	08/01/24	1,073,114
1,850	Brea & Olinda, CA Uni Sch Dist Rfdg, Ser A (FSA Insd)	5.500	08/01/18	1,943,129
1,745	Byron Bethany JT Pwrs Auth CA Lease Rev Admin Bldg Proj, Ser A (CIFG Insd)	4.625	10/01/32	1,538,846
2,165	California Ed Fac Auth Rev Univ Pacific (MBIA Insd)	5.875	11/01/20	2,257,294
10,000	California Hlth Fac Fin Auth Rev Sutter Hlth, Ser A (b)	5.000	11/15/42	8,580,150
2,000	California Mobilehome Pk Fin Auth Rev Union City Tropics Rfdg, Ser A	4.500	12/15/36	1,443,460
1,050	California Spl Dist Assn Fin Corp Ctf Partn Pgm, Ser DD (FSA Insd)	5.625	01/01/27	1,050,336
945	California St (FGIC Insd)	6.250	09/01/12	1,017,056
1,000	California Statewide Cmnty Dev Auth Rev CA Statewide Inland Regl Ctr Proj	5.375	12/01/37	855,920
1,000	California Statewide Cmnty Dev Auth Rev Sutter Hlth, Ser A	5.000	11/15/43	862,060
1,900	California Statewide Cmnty Dev Auth Wtr Rev, Ser A (FSA Insd)	5.000	10/01/26	1,819,516
2,000	Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt Proj Rfdg, Ser A (MBIA Insd)	7.000	08/01/12	2,245,140
3,000	Castaic Lake Wtr Agy CA Rev Ctf Partn, Ser A (MBIA Insd)	5.250	08/01/23	3,004,320
100	Cerritos, CA Cmnty College Election 2004, Ser A (MBIA Insd)	5.000	08/01/26	96,336
125	Cerritos, CA Cmnty College Election 2004, Ser A (MBIA Insd)	5.000	08/01/28	119,095
1,160	Coachella, CA Fin Auth Tax Proj 1 & 2 Rfdg, Ser A (XLCA Insd)	5.250	12/01/30	1,025,521
3,400	Contra Costa, CA Cmnty College Election 2002 (MBIA Insd)	5.000	08/01/29	3,234,964

12
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$950	Corona, CA Redev Agy Tax Alloc Temescal Canyon Proj Area, Ser A (AGL Insd)	4.375%	11/01/26	$792,984
2,000	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A-2	5.750	09/01/38	1,835,040
2,400	Dinuba, CA Redev Agy Tax Alloc Merged City Redev Proj No 2 Rfdg (AMBAC Insd)	5.000	09/01/34	2,205,096
800	Eastern Muni Wtr Dist CA Wtr & Swr Rev Ctf Partn, Ser H	5.000	07/01/33	726,128
1,200	Fairfield, CA Cmnty Fac Dist Spl Tax No 3 North Cordelia Gen Impt	6.000	09/01/32	1,158,612
2,330	Fairfield, CA Ctf Partn Fairfield Wtr, Ser A (MBIA-IBC Insd)	5.000	04/01/42	2,120,906
1,280	Fillmore, CA Uni Sch Dist Election 2004, Ser A (FSA Insd)	5.000	08/01/27	1,234,509
1,480	Fontana, CA Redev Agy Tax Alloc Dwntwn Redev Proj Rfdg (MBIA Insd)	5.000	09/01/21	1,456,438
1,735	Fortuna, CA Pub Fin Auth Rev Escrow (AGL Insd)	5.000	11/01/38	1,554,265
650	Fresno, CA Jt Pwrs Fin Auth, Ser A (FSA Insd)	5.000	06/01/17	656,175
590	Fresno, CA Uni Sch Dist Rfdg, Ser C (MBIA Insd)	5.900	08/01/17	632,604
630	Fresno, CA Uni Sch Dist Rfdg, Ser C (MBIA Insd)	5.900	08/01/18	670,711
675	Fresno, CA Uni Sch Dist Rfdg, Ser C (MBIA Insd)	5.900	08/01/19	709,769
720	Fresno, CA Uni Sch Dist Rfdg, Ser C (MBIA Insd)	5.900	08/01/20	745,956
1,000	Gilroy, CA Uni Sch Dist Ctf Partn Sch Fac Proj (AGL Insd)	5.000	04/01/39	895,340
2,000	Glendale, CA Redev Agy Tax Ctr Glendale Redev Proj (MBIA Insd)	5.250	12/01/20	2,007,580
2,425	Glendora, CA Pub Fin Auth Tax Alloc Proj No 1, Ser A (MBIA Insd)	5.000	09/01/24	2,285,102
6,000	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A1	5.750	06/01/47	4,498,440
2,000	Golden Vly Uni Sch Dist CA Election 2006, Ser A (FSA Insd)	5.000	08/01/41	1,826,080
2,230	Hanford, CA High Sch Dist Election 1998, Ser C (MBIA Insd)	5.700	08/01/28	2,309,143
2,275	Hawaiian Gardens, CA Redev Agy Proj No 1 Tax Alloc, Ser A (AMBAC Insd)	5.000	12/01/25	2,078,599
3,000	Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (XLCA Insd)	5.000	09/01/31	2,523,780
2,000	Imperial Irr Dist CA Ctf Partn Elec Sys Proj (FSA Insd)	5.250	11/01/23	1,993,720
1,950	Imperial Irr Dist CA Ctf Partn Wtr Sys Proj (AMBAC Insd)	5.000	07/01/19	1,951,833
2,000	Indio, CA Redev Agy Tax Alloc Sub-merged Redev Proj Area, Ser A	5.625	08/15/35	1,880,100
2,000	Inglewood, CA Redev Agy Tax Alloc Merged Redev Proj Rfdg, Ser A (AMBAC Insd)	5.250	05/01/23	2,009,420

13
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,715	Irvine, CA Pub Fac & Infrastructure, Ser B (AMBAC Insd)	5.000%	09/02/23	$1,592,103
2,000	La Canada, CA Uni Sch Dist Election 2004, Ser A (MBIA Insd)	5.500	08/01/28	1,997,440
2,000	La Quinta, CA Fin Auth Loc, Ser A (AMBAC Insd)	5.250	09/01/24	1,968,140
2,000	La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 (AMBAC Insd)	5.000	09/01/22	1,941,360
1,000	Lodi, CA Wastewater Sys Rev, Ser A (FSA Insd)	5.000	10/01/37	911,790
1,545	Long Beach, CA Bd Fin Auth Pub Lease Safety Fac Proj (AMBAC Insd)	5.250	11/01/20	1,537,816
2,000	Long Beach, CA Cmnty College Dist 2002 Election, Ser B (FGIC Insd)	5.000	05/01/25	1,908,760
1,975	Los Angeles, CA Ctf Partn Real Ppty Pgm, Ser T (MBIA Insd)	5.000	02/01/19	1,986,909
2,000	Los Angeles, CA Dept Wtr & Pwr Sys, Ser C (MBIA Insd)	5.000	07/01/26	1,944,800
1,140	Los Angeles, CA Mtg Rev FHA Sec 8 Asstd Proj Rfdg, Ser A (MBIA Insd)	6.100	07/01/25	1,140,410
1,375	Los Angeles, CA Spl Assmt Landscaping & Dist No 96, Ser 1 (AMBAC Insd)	5.000	03/01/21	1,371,164
1,000	Los Angeles Cnty, CA Ctf Partn Disney Pkg Proj Rfdg (AMBAC Insd)	4.750	03/01/23	895,590
1,000	Los Angeles Cnty, CA Metro Tran Auth Sales Tax Rev Prop A First Tier Sr Rfdg, Ser C (AMBAC Insd)	5.000	07/01/23	979,490
1,265	Los Angeles Cnty, CA Sch Regionalized Business Svcs Ctf Partn Cap Apprec Pooled Fin, Ser A (AMBAC Insd)	*	08/01/24	500,624
1,000	Lynwood, CA Uni Sch Dist 2002 Election, Ser A (FSA Insd)	5.000	08/01/27	961,000
1,105	Monrovia, CA Fin Auth Lease Rev Hillside Wilderness Preserve (AMBAC Insd)	5.000	12/01/20	1,103,331
2,000	Montclair, CA Redev Agy Tax Redev Proj No V Rfdg (MBIA Insd)	5.000	10/01/20	2,003,580
1,000	Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B (c)	5.500	03/01/18	948,380
1,000	Morongo Band Of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B (c)	6.500	03/01/28	927,120
1,570	Mountain View, CA Shoreline Tax Alloc, Ser A (MBIA Insd)	5.250	08/01/16	1,630,366
1,105	National City, CA Cmnty Dev Commn Tax Alloc Redev Proj Rfdg, Ser B (AMBAC Insd)	5.250	08/01/32	1,017,583
3,915	Oak Grove, CA Sch Dist 1995 Election (FGIC Insd)	5.250	08/01/25	3,906,035
1,300	Oceanside, CA Ctf Partn Rfdg, Ser A (AMBAC Insd)	5.200	04/01/23	1,257,841
1,145	Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)	5.000	10/01/25	1,094,460

14
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,200	Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 4 Rfdg, Ser A (MBIA Insd)	5.000%	10/01/29	$1,091,064
1,340	Palm Springs, CA Fin Lease Rev Convention Ctr Proj Rfdg, Ser A (MBIA Insd)	5.250	11/01/19	1,366,867
1,045	Panama-Buena Vista Uni Sch Dist CA Ctf Partn Sch Constr Proj (MBIA Insd)	5.000	09/01/30	962,644
2,020	Pomona, CA Pub Fin Auth Rev Merged Redev Proj, Ser AD (MBIA Insd)	5.000	02/01/15	2,064,844
1,110	Pomona, CA Pub Fin Auth Rev Merged Redev Proj, Ser AD (MBIA Insd)	5.000	02/01/16	1,126,805
1,000	Pomona, CA Pub Fin Auth Rev Sub Merged Redev Proj	5.125	02/01/33	834,030
1,430	Pomona, CA Pub Fin Auth Rev Swr Proj, Ser BA (AMBAC Insd)	4.500	12/01/46	1,129,228
1,360	Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg (MBIA Insd)	6.000	04/01/19	1,472,390
1,055	Poway, CA Redev Agy Tax Alloc Paguay Redev Proj (AMBAC Insd)	5.375	06/15/20	1,071,764
3,000	Rancho Cucamonga, CA Redev Agy Rancho Redev Proj (MBIA Insd)	5.375	09/01/25	3,002,670
1,000	Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Hsg Set Aside, Ser A (MBIA Insd)	5.000	09/01/34	904,510
1,000	Rancho Mirage, CA Jt Pwr Fin Auth Ctf Partn Eisenhower Med Rmkt, Ser B (MBIA Insd)	4.875	07/01/22	927,400
1,300	Rancho Mirage, CA Jt Pwr Fin Auth Rev Eisenhower Med Ctr, Ser A	5.000	07/01/47	1,078,558
775	Redding, CA Elec Sys Rev Ctf Partn Reg Ribs (MBIA Insd) (d) (e)	10.656	07/01/22	978,197
1,400	Redding, CA Redev Agy Tax Alloc Canby Hilltop Cypress Redev, Ser A (MBIA Insd)	5.000	09/01/23	1,364,048
3,775	Riverside Cnty, CA Ctf Partn Historic Courthouse Proj, Ser B (FGIC Insd)	5.000	11/01/27	3,566,243
6,375	Rohnert Pk, CA Cmnty Dev Commn Tax Alloc Rev Hsg Redev Proj, Ser H (FGIC Insd)	4.375	08/01/30	5,000,359
2,160	Roseville, CA Jt Uni High Sch Election 2004, Ser A (FGIC Insd)	5.000	08/01/26	2,090,513
70	Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)	5.000	12/01/33	63,661
2,000	Sacramento Cnty, CA Pub Fin Auth Tax Alloc Rev Mather/McClellan Merged Proj, Ser A (AGL Insd)	5.000	12/01/38	1,791,380
2,000	Sacramento Cnty, CA San Dist Fin Auth Rev Sacramento Regl Cnty San (FGIC Insd)	5.000	12/01/29	1,875,680
2,535	San Diego, CA Pub Fac Fin Auth Rev Pooled Fin Southcrest, Ser B (Radian Insd)	5.250	10/01/27	2,184,638
2,000	San Francisco, CA City & Cnty Second, Ser Issue 26B (FGIC Insd)	5.000	05/01/22	1,942,320

15
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,000	San Leandro, CA Jt Proj Area Fin (MBIA Insd)	5.100%	12/01/26	$966,590
1,340	Sanger, CA Uni Sch Dist Ctf Cap Impt Prog (FSA Insd)	5.000	03/01/25	1,322,232
775	Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc (MBIA Insd)	5.375	09/01/20	782,556
800	Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc (MBIA Insd)	5.375	09/01/21	804,352
1,225	Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc, Ser A (MBIA Insd) (Prerefunded @ 9/01/10)	5.375	09/01/20	1,302,518
1,265	Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc, Ser A (MBIA Insd) (Prerefunded @ 9/01/10)	5.375	09/01/21	1,345,049
2,450	Santa Monica, CA Cmnty College Rfdg, Ser A (AMBAC Insd)	5.250	02/01/23	2,328,970
1,460	Shafter, CA Cmnty Dev Agy Tax Alloc Rev Cmnty Dev Proj Area No 1 Rfdg, Ser A (FSA Insd)	5.000	11/01/36	1,344,397
1,000	Shasta, CA Jt Pwr Fin Auth Cnty Admin Bldg Proj, Ser A (MBIA Insd)	5.250	04/01/22	982,930
1,340	Soledad, CA Redev Agy Tax Alloc Soledad Redev Proj, Ser A (XLCA Insd)	5.000	12/01/32	1,187,186
1,000	South Gate, CA Pub Fin Auth South Gate Redev Proj No 1 (XLCA Insd)	5.750	09/01/22	1,003,920
2,365	Southern CA Logistics Arpt Auth	5.375	12/01/22	2,127,885
1,250	Southern CA Logistics Arpt Auth	6.100	12/01/37	1,153,550
2,000	Southern CA Logistics Arpt Auth	6.150	12/01/43	1,840,460
1,475	Southern CA Logistics Arpt Auth, Ser A	6.000	12/01/33	1,364,360
2,150	Temecula, CA Redev Agy Tax Alloc Rev Temecula Redev Proj No 1 (MBIA Insd)	5.125	08/01/27	2,051,143
5,000	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A1 (b)	5.125	06/01/46	3,374,350
2,500	Turlock, CA Pub Fin Auth Tax Alloc Rev (FSA Insd)	5.000	09/01/36	2,292,625
8,830	University CA Regt Med Ctr Pooled Rev, Ser A (BHAC Insd)	4.500	05/15/47	7,062,146
1,340	Vallejo City, CA Uni Sch Dist Rfdg, Ser A (MBIA Insd)	5.900	02/01/20	1,355,785
2,000	Vernon, CA Nat Gas Fin Auth Rev Vernon Gas Proj, Ser C (MBIA Insd) (f) (g)	9.750	08/01/21	2,000,000
3,170	Washington, CA Uni Sch Dist New High Sch Proj (AMBAC Insd)	5.125	08/01/37	2,831,190
3,655	Woodland, CA Fin Auth Wastewater Rev Second Sr Lien (MBIA Insd)	5.000	03/01/30	3,387,491

Total Long-Term Investments 102.3% (Cost $218,050,622)				201,807,962

16
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Portfolio of Investments  ■  September 30, 2008  continued

Description		Value

Total Short-Term Investments 1.1% (Cost $2,100,000)		$2,100,000

Total Investments 103.4% (Cost $220,150,622)		203,907,962

Liability for Floating Rate Note Obligations Related to Securities Held (4.6%) (Cost ($9,165,000))
(9,165)	Note with interest rates ranging from 6.58% to 8.28% at September 30, 2008 and a contractual maturities of collateral ranging from 2042 to 2046 (See Note 1) (a)	(9,165,000)

Total Net Investments 98.8% (Cost $210,985,622)		194,742,962

Other Assets in Excess of Liabilities 1.2%		2,492,374

Net Assets 100.0%		$197,235,336

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2008

(b)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d)	Inverse Floating Rate

(e)	Escrowed to Maturity

(f)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(g)	Variable Rate Coupon

AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
MBIA—Municipal Bond Investors Assurance Corp.
MBIA-IBC—MBIA Insured Bond Certificates
Radian—Radian Asset Assurance
XLCA—XL Capital Assurance Inc.

17
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008

Assets:
Total Investments (Cost $220,150,622)	$203,907,962
Cash	76,265
Receivables:
Interest	2,716,171
Fund Shares Sold	449,461
Investments Sold	107,904
Other	139,640

Total Assets	207,397,403

Liabilities:
Floating Rate Note Obligations	9,165,000
Payables:
Fund Shares Repurchased	385,185
Income Distributions	154,261
Investment Advisory Fee	80,778
Distributor and Affiliates	34,985
Trustees’ Deferred Compensation and Retirement Plans	222,657
Accrued Expenses	119,201

Total Liabilities	10,162,067

Net Assets	$197,235,336

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$216,698,812
Accumulated Undistributed Net Investment Income	759,863
Accumulated Net Realized Loss	(3,980,679)
Net Unrealized Depreciation	(16,242,660)

Net Assets	$197,235,336

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $172,117,203 and 10,813,480 shares of beneficial interest issued and outstanding)	$15.92
Maximum sales charge (4.75%* of offering price)	0.79

Maximum offering price to public	$16.71

Class B Shares:
Net asset value and offering price per share (Based on net assets of $11,174,167 and 690,300 shares of beneficial interest issued and outstanding)	$16.19

Class C Shares:
Net asset value and offering price per share (Based on net assets of $10,572,471 and 663,433 shares of beneficial interest issued and outstanding)	$15.94

Class I Shares:
Net asset value and offering price per share (Based on net assets of $3,371,495 and 211,900 shares of beneficial interest issued and outstanding)	$15.91

*	On sales of $100,000 or more, the sales charge will be reduced.

18
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2008

Investment Income:
Interest	$12,650,809

Expenses:
Investment Advisory Fee	1,049,519
Interest and Residual Trust Expenses	866,889
Distribution (12b-1) and Service Fees
Class A	478,996
Class B	36,756
Class C	98,281
Transfer Agent Fees	106,507
Professional Fees	98,303
Accounting and Administrative Expenses	90,378
Trustees’ Fees and Related Expenses	26,905
Reports to Shareholders	24,845
Custody	20,396
Registration Fees	280
Other	26,975

Total Expenses	2,925,030
Less Credits Earned on Cash Balances	5,663

Net Expenses	2,919,367

Net Investment Income	$9,731,442

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(3,225,514)
Futures	(730,576)

Net Realized Loss	(3,956,090)

Unrealized Appreciation/Depreciation:
Beginning of the Period	4,169,761
End of the Period	(16,242,660)

Net Unrealized Depreciation During the Period	(20,412,421)

Net Realized and Unrealized Loss	$(24,368,511)

Net Decrease in Net Assets From Operations	$(14,637,069)

19
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

From Investment Activities:
Operations:
Net Investment Income	$9,731,442	$8,894,538
Net Realized Loss	(3,956,090)	(255,145)
Net Unrealized Depreciation During the Period	(20,412,421)	(8,346,809)

Change in Net Assets from Operations	(14,637,069)	292,584

Distributions from Net Investment Income:
Class A Shares	(8,144,888)	(7,471,118)
Class B Shares	(611,219)	(824,873)
Class C Shares	(404,734)	(328,345)
Class I Shares	(168,886)	(161,601)

	(9,329,727)	(8,785,937)

Distributions from Net Realized Gain:
Class A Shares	-0-	(785,151)
Class B Shares	-0-	(94,337)
Class C Shares	-0-	(40,739)
Class I Shares	-0-	(15,774)

	-0-	(936,001)

Total Distributions	(9,329,727)	(9,721,938)

Net Change in Net Assets from Investment Activities	(23,966,796)	(9,429,354)

From Capital Transactions:
Proceeds from Shares Sold	43,010,367	45,950,720
Net Asset Value of Shares Issued Through Dividend Reinvestment	6,834,863	6,991,136
Cost of Shares Repurchased	(54,594,002)	(46,667,483)

Net Change in Net Assets from Capital Transactions	(4,748,772)	6,274,373

Total Decrease in Net Assets	(28,715,568)	(3,154,981)
Net Assets:
Beginning of the Period	225,950,904	229,105,885

End of the Period (Including accumulated undistributed net investment income of $759,863 and $647,297, respectively)	$197,235,336	$225,950,904

20
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Statements  continued

Statement of Cash Flows
For the Year Ended September 30, 2008

Change in Net Assets from Operations	$(14,637,069)

Adjustments to Reconcile the Change in Net Assets from Operations to
Net Cash Provided by Operating Activities:
Purchases of Investments	(81,563,698)
Proceeds from Sales of Investments	96,650,137
Net Sales of Short-Term Investments	8,300,000
Amortization of Premium	369,904
Accretion of Discount	(38,051)
Net Realized Loss on Investments	3,225,514
Net Change in Unrealized Depreciation on Investments	20,347,908
Increase in Interest Receivables	(145,877)
Decrease in Other Assets	38,437
Decrease in Receivable for Investments Sold	1,530,984
Decrease in Investment Advisory Fee	(6,421)
Increase in Accrued Expenses	19,852
Increase in Distributor and Affiliates Payable	583
Decrease in Trustees’ Deferred Compensation and Retirement Plans	(30,462)
Decrease in Investments Purchased Payable	(1,637,720)

Total Adjustments	47,061,090

Net Cash Provided by Operating Activities	32,424,021

Cash Flows From Financing Activities
Proceeds from Shares Sold	42,670,853
Repurchased Shares	(54,543,580)
Dividends Paid (net of reinvested dividends $6,834,863)	(2,552,330)
Proceeds from and Repayments of Floating Rate Note Obligations	(18,365,000)

Net Cash Provided by Financing Activities	(32,790,057)

Net Decrease in Cash	(366,036)
Cash at the Beginning of the Period	442,301

Cash at the End of the Period	$76,265

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$866,889

21
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$17.83	$18.57		$18.80		$18.93	$18.84

Net Investment Income	0.77 (a)	0.72	(a)	0.71	(a)	0.72	0.75
Net Realized and Unrealized Gain/Loss	(1.94)	(0.68)		0.03		0.01	0.06

Total from Investment Operations	(1.17)	0.04		0.74		0.73	0.81

Less:
Distributions from Net Investment Income	0.74	0.71		0.73		0.74	0.72
Distributions from Net Realized Gain	-0-	0.07		0.24		0.12	-0-

Total Distributions	0.74	0.78		0.97		0.86	0.72

Net Asset Value, End of the Period	$15.92	$17.83		$18.57		$18.80	$18.93

Total Return (b)	–6.81%	0.15%		4.14%		3.96%	4.42%
Net Assets at End of the Period (In millions)	$172.1	$194.2		$190.0		$188.0	$183.0
Ratio of Expenses to Average Net Assets	1.29%	1.16%		0.91%		0.92%	0.89%
Ratio of Net Investment Income to Average Net Assets	4.41%	3.91%		3.86%		3.83%	4.00%
Portfolio Turnover	34%	37%		31%		25%	16%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.90%	0.93%		0.91%		0.92%	0.89%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$18.12		$18.86		$19.07		$19.03		$18.82

Net Investment Income	0.78	(a)	0.73	(a)	0.77	(a)	0.79		0.72
Net Realized and Unrealized Gain/Loss	(1.97)		(0.69)		0.02		(0.03)		0.07

Total from Investment Operations	(1.19)		0.04		0.79		0.76		0.79

Less:
Distributions from Net Investment Income	0.74		0.71		0.76		0.60		0.58
Distributions from Net Realized Gain	-0-		0.07		0.24		0.12		-0-

Total Distributions	0.74		0.78		1.00		0.72		0.58

Net Asset Value, End of the Period	$16.19		$18.12		$18.86		$19.07		$19.03

Total Return (b)	–6.81%	(c)	0.10%	(c)	4.40%	(c)	4.10%	(c)	4.29%	(c)
Net Assets at End of the Period (In millions)	$11.2		$17.2		$25.3		$33.7		$41.1
Ratio of Expenses to Average Net Assets	1.30%	(c)	1.17%	(c)	0.69%	(c)	0.81%	(c)	1.09%	(c)
Ratio of Net Investment Income to Average Net Assets	4.38%	(c)	3.90%	(c)	4.08%	(c)	3.96%	(c)	3.80%	(c)
Portfolio Turnover	34%		37%		31%		25%		16%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.90%	(c)	0.93%	(c)	0.69%	(c)	0.81%	(c)	1.09%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

23
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$17.84		$18.58		$18.81		$18.93		$18.82

Net Investment Income	0.66	(a)	0.58	(a)	0.57	(a)	0.59		0.61
Net Realized and Unrealized Gain/Loss	(1.95)		(0.68)		0.03		0.01		0.08

Total from Investment Operations	(1.29)		(0.10)		0.60		0.60		0.69

Less:
Distributions from Net Investment Income	0.61		0.57		0.59		0.60		0.58
Distributions from Net Realized Gain	-0-		0.07		0.24		0.12		-0-

Total Distributions	0.61		0.64		0.83		0.72		0.58

Net Asset Value, End of the Period	$15.94		$17.84		$18.58		$18.81		$18.93

Total Return (b)	–7.40%	(c)	–0.57%	(c)	3.36%		3.26%	(c)	3.75%	(c)
Net Assets at End of the Period (In millions)	$10.6		$10.7		$9.9		$12.0		$12.6
Ratio of Expenses to Average Net Assets	1.90%	(c)	1.88%	(c)	1.66%		1.61%	(c)	1.59%	(c)
Ratio of Net Investment Income to Average Net Assets	3.82%	(c)	3.19%	(c)	3.11%		3.15%	(c)	3.30%	(c)
Portfolio Turnover	34%		37%		31%		25%		16%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.51%	(c)	1.65%	(c)	1.66%		1.61%	(c)	1.59%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

24
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						August 12, 2005
						(Commencement of
	Year Ended September 30,					Operations) to
Class I Shares	2008	2007		2006		September 30, 2005

Net Asset Value, Beginning of the Period	$17.82	$18.57		$18.80		$18.87

Net Investment Income	0.81 (a)	0.76	(a)	0.74	(a)	0.09
Net Realized and Unrealized Gain/Loss	(1.94)	(0.69)		0.05		(0.06)

Total from Investment Operations	(1.13)	0.07		0.79		0.03

Less:
Distributions from Net Investment Income	0.78	0.75		0.78		0.10
Distributions from Net Realized Gain	-0-	0.07		0.24		-0-

Total Distributions	0.78	0.82		1.02		0.10

Net Asset Value, End of the Period	$15.91	$17.82		$18.57		$18.80

Total Return (b)	–6.57%	0.35%		4.40%		0.17% *
Net Assets at End of the Period (In millions)	$3.4	$3.9		$3.9		$2.6
Ratio of Expenses to Average Net Assets	1.04%	0.91%		0.66%		0.73%
Ratio of Net Investment Income to Average Net Assets	4.65%	4.16%		4.11%		4.03%
Portfolio Turnover	34%	37%		31%		25% *

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.65%	0.68%		0.66%		0.73%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

25
See Notes to Financial Statements

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2008

1. Significant Accounting Policies
Van Kampen California Insured Tax Free Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2008, the Fund had no when-issued and delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision

26

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2008  continued

for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four-year period ended September 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $848,657, which will expire on September 30, 2016.
At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$210,926,160

Gross tax unrealized appreciation	$1,449,441
Gross tax unrealized depreciation	(17,632,639)

Net tax unrealized depreciation on investments	$(16,183,198)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended September 30, 2008 and 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$2,137	$70,484
Tax exempt income	9,385,056	8,771,483
Long-term capital gain	-0-	866,832

	$9,387,193	$9,708,799

Permanent differences, primarily due to the Fund’s accretion and amortization, resulted in the following reclassification among the Fund’s components of net assets at September 30, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital
$(289,149)	$289,149	$-0-

27

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2008  continued

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$598
Undistributed tax-exempt income	1,075,410

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sales transactions, and post October losses of $3,125,835 which are not recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized on securities for tax purposes but not for book on September 30, 2008.

F.  Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” in the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2008, Fund investments with a value of $11,954,500 are held by the dealer trusts and serve as collateral for the $9,165,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2008 were $28,989,669 and 2.99%, respectively.

G. Insurance Expense The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund’s portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund’s portfolio.

28

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2008  continued

H. Credits Earned on Cash Balances During the year ended September 30, 2008, the Fund’s custody fee was reduced by $5,663 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $100 million	0.500%
Next $150 million	0.450%
Next $250 million	0.425%
Over $500 million	0.400%

For the year ended September 30, 2008, the Fund recognized expenses of approximately $16,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $65,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $39,400 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $118,500 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

29

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2008  continued

For the year ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $51,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $22,200. Sales charges do not represent expenses of the Fund.
At September 30, 2008, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 569 shares of Class I.

3. Capital Transactions
For the years ended September 30, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	Shares	Value	Shares	Value

Sales:
Class A	2,119,191	$36,796,398	2,286,579	$41,753,037
Class B	43,984	777,087	46,367	859,170
Class C	277,876	4,876,385	146,193	2,686,456
Class I	32,077	560,497	35,591	652,057

Total Sales	2,473,128	$43,010,367	2,514,730	$45,950,720

Dividend Reinvestment:
Class A	346,261	$5,937,353	323,583	$5,922,642
Class B	25,756	450,475	34,865	649,311
Class C	16,241	278,547	13,208	241,808
Class I	9,819	168,488	9,695	177,375

Total Dividend Reinvestment	398,077	$6,834,863	381,351	$6,991,136

Repurchases:
Class A	(2,546,725)	$(44,026,124)	(1,945,511)	$(35,463,292)
Class B	(328,640)	(5,783,087)	(471,233)	(8,732,613)
Class C	(228,227)	(3,972,696)	(97,048)	(1,775,435)
Class I	(46,673)	(812,095)	(38,170)	(696,143)

Total Repurchases	(3,150,265)	$(54,594,002)	(2,551,962)	$(46,667,483)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2008, the Fund received redemption fees of approximately $100 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes of Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $81,563,698 and $96,650,137, respectively.

30

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2008  continued

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio’s effective yield, maturity and duration. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended September 30, 2008, were as follows:

Contracts
Outstanding at September 30, 2007	73
Futures Opened	206
Futures Closed	(279)

Outstanding at September 30, 2008	-0-

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

31

Van Kampen California Insured Tax Free Fund
Notes to Financial Statements  ■  September 30, 2008  continued

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of September 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

32

Van Kampen California Insured Tax Free Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen California Insured Tax Free Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the “Fund”)) as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Insured Tax Free Income Fund of the Van Kampen Tax Free Trust at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 19, 2008

33

Van Kampen California Insured Tax Free Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2008. The Fund designated 100.0% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

34

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

35

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

36

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

37

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1985	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

38

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

39

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1985	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

40

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

41

Van Kampen California Insured Tax Free Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

42

Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen California Insured Tax Free Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

41, 341, 541, 641
CAIANN 11/08
IU08-05769P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Lehman Brothers Municipal Bond Index from 9/30/98 through 9/30/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 8/1/90		since 8/24/92		since 8/13/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges
Since Inception	4.84%	4.55%	3.61%	3.61%	2.76%	2.76%	–0.43%
10-year	2.35	1.86	1.74	1.74	1.59	1.59	—
5-year	1.03	0.05	0.28	0.02	0.28	0.28	—
1-year	–8.31	–12.65	–9.02	–12.51	–8.97	–9.84	–8.07

30-Day SEC Yield	4.97%		4.45%		4.43%		5.48%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than a year are not annualized.

1

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended September 30, 2008

Market Conditions

The broad financial markets were highly volatile throughout the reporting period as the credit crisis intensified, the housing market continued to decline, inflationary pressures grew and the economy appeared headed into recession. In early September 2008, investor confidence plummeted and the markets began a downward spiral following the government’s takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. In the weeks that followed, several other financial institutions were forced into mergers, rescued by government loans, or failed altogether as the value of their assets severely eroded. The credit markets became paralyzed as banks refused to lend while investors fled risky assets in favor of Treasury securities. In an effort to unlock the credit markets the Federal government interceded with various supportive measures including a $700 billion bailout plan.

The municipal bond market had already been under pressure for several months prior to September, due in part to the credit rating downgrades of various monoline bond insurers and the deterioration of the auction rate and variable rate markets. The failure of Lehman Brothers, however, prompted a wave of forced selling in the municipal market as leveraged buyers, mutual funds and brokerage firms began deleveraging, putting significant pressure on prices and severely eroding liquidity. As a result, municipal yields rose, particularly on the long end of the yield curve, far exceeding those of comparable Treasuries by the end of the period. For the third quarter of 2008, the short end of the curve outperformed the long end by roughly 870 basis points. The disparity in performance was even greater over the one-year reporting period as the short end outperformed by more than 1,400 basis points. As would be expected in the risk-averse and volatile environment, higher-quality municipal bonds outperformed lower-quality issues. For the overall period, high yield municipal spreads widened from approximately 165 basis points to 305 basis points.

3

Performance Analysis

All share classes of Van Kampen Municipal Income Fund underperformed the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2008

				Lehman Brothers
Class A	Class B	Class C	Class I	Municipal Bond Index

–8.31%	–9.02%	–8.97%	–8.07%	–1.87%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

During the reporting period, the Fund held an overweight to lower- and non-rated bonds relative to the Lehman Brothers Municipal Bond Index, which is comprised entirely of investment-grade issues. This allocation to the lower-quality segment of the market hindered performance as the flight to quality that persisted throughout most of the reporting period led higher-quality issues to outperform. Overweights to triple-B rated hospital and tobacco bonds relative to the Index also held back relative returns as spreads in these sectors widened over the course of the period. The Fund’s yield-curve positioning was also disadvantageous. We maintained an overweight exposure to the longer end of the municipal yield curve, which underperformed the short end of the curve as the curve steepened.

Other positions, however, were additive to performance. An overweight to pre-refunded bonds enhanced returns as these shorter-maturity securities benefited from the outperformance of the short end of the municipal yield curve. Additionally, holdings in municipal auction rate securities with zero durations (a measure of interest-rate sensitivity) were additive to performance for the period as the yield on these securities remained well above those of long-maturity municipal bonds.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Ratings Allocations as of 9/30/08

AAA/Aaa	21.8%
AA/Aa	27.4
A/A	7.8
BBB/Baa	21.0
BB/Ba	1.2
Non-Rated	20.8

Top 5 Sectors as of 9/30/08

Hospital	19.7%
Life Care	10.7
General Purpose	7.4
Single-Family	7.1
Bridge, Tunnel & Toll Road	5.4

Summary of Investments by State Classification as of 9/30/08

Illinois	10.8%
California	8.9
New Jersey	7.4
New York	7.1
Texas	6.5
Florida	6.3
Colorado	6.0
Ohio	5.2
Missouri	4.5
Wisconsin	3.4
Arizona	3.4
Massachusetts	3.1
Michigan	2.8
Utah	2.8
Minnesota	2.5
Tennessee	2.4
Maryland	2.2
District of Columbia	2.1
Iowa	1.9
Alabama	1.6
Indiana	1.6
South Carolina	1.3
Nevada	1.3
Kansas	1.2
Oklahoma	1.1
Louisiana	0.9
Hawaii	0.9
Oregon	0.9
Idaho	0.8
Virginia	0.7
Washington	0.7
Pennsylvania	0.7
Kentucky	0.7
Georgia	0.6
North Carolina	0.6
Rhode Island	0.5
(continued on next page)

5

Summary of Investments by State Classification as of 9/30/08
(continued from previous page)

North Dakota	0.5%
Wyoming	0.4
West Virginia	0.3
Mississippi	0.3
New Hampshire	0.3
Vermont	0.3
Connecticut	0.2
Alaska	0.2
South Dakota	0.2
Delaware	0.1

Total Long-Term Investments	108.2
Total Short-Term Investments	1.9

Total Investments	110.1
Liability for Floating Rate Note Obligations Related to Securities Held	(11.8)

Total Net Investments	98.3
Other Assets in Excess of Liabilities	1.7

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocation based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08
Class A
Actual	$1,000.00	$950.37	$6.39
Hypothetical	1,000.00	1,018.45	6.61
(5% annual return before expenses)

Class B
Actual	1,000.00	946.67	10.03
Hypothetical	1,000.00	1,014.70	10.38
(5% annual return before expenses)

Class C
Actual	1,000.00	946.60	10.07
Hypothetical	1,000.00	1,014.65	10.43
(5% annual return before expenses)

Class I
Actual	1,000.00	951.63	5.07
Hypothetical	1,000.00	1,019.80	5.25
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31%, 2.06%, 2.07% and 1.04% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

9

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$950.37	$4.29
Hypothetical	1,000.00	1,020.60	4.45
(5 % annual return before expenses)

Class B
Actual	1,000.00	946.67	7.98
Hypothetical	1,000.00	1,016.80	8.27
(5% annual return before expenses)

Class C
Actual	1,000.00	946.60	7.98
Hypothetical	1,000.00	1,016.80	8.27
(5% annual return before expenses)

Class I
Actual	1,000.00	951.63	3.07
Hypothetical	1,000.00	1,021.85	3.18
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88%, 1.64%, 1.64% and 0.63% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

10

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and,

11

after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together

12

by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

13

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 108.2% Alabama 1.6%
$2,000	Birmingham Baptist Med Ctr AL Spl Care Fac Fin Auth Rev Baptist Hlth Sys Inc, Ser A	5.000%	11/15/30	$1,585,240
3,960	Cullman, AL Cullman Med Pk South Med Clinic Brd Rev Cullman Regl Med Ctr, Ser A	6.500	02/15/13	3,962,653
900	Huntsville-Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/43	662,904
3	Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svc Co Proj Rfdg	6.950	01/01/20	285
3,000	University AL at Birmingham Hosp Rev, Ser A	5.750	09/01/22	3,009,960

				9,221,042

	Alaska 0.2%
2,000	Northern Tob Sec Corp Rev Bkd, Ser A	5.000	06/01/46	1,272,800

	Arizona 3.4%
1,000	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Rfdg	5.700	07/01/42	770,030
7,000	Glendale, AZ Indl Dev Auth Rfdg	5.000	12/01/35	5,556,180
1,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (AMT)	5.250	07/01/19	944,890
5,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (FGIC Insd) (AMT)	5.250	07/01/32	4,248,350
815	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Res LLC Proj (AMT) (a)	6.375	12/01/18	789,768
1,600	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Res LLC Proj (AMT)	6.550	12/01/37	1,350,144
550	Pinal Cnty, AZ Elec Dist 4 Elec Sys Rev	6.000	12/01/23	520,371
740	Pinal Cnty, AZ Elec Dist 4 Elec Sys Rev	6.000	12/01/28	681,917
2,000	Scottsdale, AZ Indl Dev Auth Hosp Rev Hlthcare Rfdg	5.250	09/01/30	1,758,600
2,750	University of AZ Med Ctr Corp	5.000	07/01/35	2,185,948

				18,806,198

	California 8.9%
4,870	Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impt Proj, Ser C (FSA Insd)	*	09/01/20	2,557,529
1,875	California Cnty, CA Tob Agy Tob Sec Sonoma Cnty Corp Rfdg	5.250	06/01/45	1,296,394
2,000	California Cnty, CA Tob Sec Agy Tob LA Cnty Sec (b)	0/5.250	06/01/21	1,411,340
6,690	California Hsg Fin Agy Rev Home Mtg, Ser I (AMT) (c)	4.800	08/01/36	5,190,871
2,000	California Pollutn Ctl Fin Auth Solid Waste Disp Rev Waste Svc Inc Rfdg, Ser A (AMT)	4.500	06/01/18	1,974,320
1,250	California Statewide Cmnty Dev Auth Rev CA Baptist Univ, Ser A	5.500	11/01/38	1,010,587

14
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,000	California Statewide Cmnty Dev Auth Rev Front Porch Cmnty & Svc, Ser A (d)	5.125%	04/01/37	$776,900
2,250	California Statewide Cmnty Dev Auth Rev Windrush Sch	5.500	07/01/37	1,747,890
1,610	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A-2	5.000	09/01/23	1,443,864
3,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg (MBIA Insd)	*	01/15/17	1,783,650
21,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg	*	01/15/24	7,553,280
15,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg	*	01/15/30	3,430,950
8,000	Golden St Tob Securitization, Ser A-1	5.750	06/01/47	5,997,920
2,000	Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (XLCA Insd)	5.000	09/01/37	1,635,400
1,650	Quechan Indian Tribe Ft Yuma Indian Reservation CA & Govt Proj	7.000	12/01/27	1,491,287
1,500	Southern CA Pub Pwr Auth Nat Gas Proj No 1, Ser A	5.250	11/01/21	1,204,440
5,000	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.000	06/01/37	3,442,900
1,600	Turlock, CA Hlth Fac Rev Emanuel Med Ctr Inc	5.375	10/15/34	1,330,176
5,000	West Contra Costa CA Uni Election of 2002, Ser B (FSA Insd)	5.000	08/01/26	4,777,950

				50,057,648

	Colorado 6.0%
2,840	Adams Cnty, CO Single Family Mtg Rev, Ser A (e) (f)	8.875	08/01/10	3,153,053
5,000	Arapahoe Cnty, CO Wtr & Waste Proj, Ser A (MBIA Insd)	5.125	12/01/32	4,763,400
5,000	Colorado Ed & Cultural Fac Auth Rev Impt Charter Sch Peak to Peak Rfdg (XLCA Insd)	5.250	08/15/34	4,565,000
3,000	Colorado Hlth Fac Auth Rev Amern Baptist Home, Ser A	5.900	08/01/37	2,395,020
3,000	Colorado Hlth Fac Auth Rev Covenant Retirement Cmnty Inc	5.000	12/01/35	2,260,140
1,000	Colorado Hlth Fac Auth Rev Evangelical Lutheran, Ser A	5.250	06/01/34	828,640
5,000	Colorado Hlth Fac Auth Rev Poudre Vly CO Hlth Fac Auth Hosp, Ser A (FSA Insd)	5.200	03/01/31	4,467,250
6,000	Denver, CO City & Cnty Just Sys (c)	5.000	08/01/24	5,922,150
1,500	Denver, CO City & Cnty Just Sys (c)	5.000	08/01/25	1,466,505
2,000	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.200	12/01/37	1,850,760
500	Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg	5.900	10/01/37	401,500

15
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Colorado (Continued)
$1,830	North Range Metro Dist No 2 CO Ltd Tax	5.500%	12/15/27	$1,484,295

				33,557,713

	Connecticut 0.2%
1,000	Connecticut St Dev Auth Hlth Fac Rev Alzheimers Res Ctr Conn Inc Proj	5.500	08/15/27	787,830
575	Connecticut St Dev Auth Solid Waste Disp Fac Rev Pwr LLC Proj, Ser A (AMT)	5.750	11/01/37	488,658

				1,276,488

	Delaware 0.1%
630	New Castle Cnty, DE Rev Newark Charter Sch Inc Proj	5.000	09/01/22	543,740

	District of Columbia 2.1%
5,150	District Columbia Tax Incrmnt Gallery Place Proj (FSA Insd)	5.250	07/01/27	5,029,490
4,000	District Columbia Wtr & Swr Auth Pub Util Rev Sub Lien (FSA Insd) (c)	5.500	10/01/41	3,946,080
3,000	Metropolitan Washington DC Arpt Auth Sys, Ser A (FGIC Insd) (AMT)	5.250	10/01/32	2,524,980

				11,500,550

	Florida 6.3%
1,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.250	11/15/17	888,310
1,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/36	808,090
5,000	Broward Cnty, FL Arpt Sys Rev, Ser J-I (AMBAC Insd) (AMT)	5.250	10/01/26	4,309,150
1,100	Capital Tr Agy FL Rev Ft Lauderdale Proj (AMT)	5.750	01/01/32	892,595
570	Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950	07/01/20	578,658
2,465	Fiddlers Creek Cmnty Dev Dist No 1 FL Spl Assmt Rev	6.000	05/01/38	2,117,953
1,305	Florida St Tpk Auth Rev Dept Trans Rfdg, Ser A (c)	5.000	07/01/26	1,247,208
1,325	Florida St Tpk Auth Rev Dept Trans Rfdg, Ser A (c)	5.000	07/01/27	1,259,890
1,440	Florida St Tpk Auth Rev Dept Trans Rfdg, Ser A (c)	5.000	07/01/28	1,362,096
2,500	Florida St Tpk Auth Rev Dept Trans Rfdg, Ser A (c)	5.000	07/01/32	2,305,600
5,000	Grand Bay at Doral Cmnty Dev Dist FL, Ser B	6.000	05/01/17	4,262,150
1,000	Halifax Hosp Med Ctr FL Hosp Rev Impt Rfdg, Ser A	5.250	06/01/26	866,870

16
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$1,375	Lakeland, FL Retirement Cmnty 1st Mtg Carpenters Acc Inv Rfdg (Acquired 4/25/08, Cost $1,375,000) (g)	5.875%	01/01/19	$1,291,483
1,000	Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B	6.900	05/01/17	959,380
1,750	Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500	07/01/38	1,325,345
800	Palm Beach Cnty, FL Hlth Fac Auth Rev Wtrford Proj	5.875	11/15/37	687,808
2,200	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd)	5.350	03/15/42	2,113,342
495	Reunion East Cmnty Dev Dist FL Spl Assmt	5.800	05/01/36	385,704
1,675	Sarasota Cnty, FL Hlth Fac Auth Retirement Fac Rev Vlg on the Isle Proj Rfdg	5.500	01/01/27	1,392,511
3,000	Seminole Tribe, FL Spl Oblig Rev, Ser A (d)	5.250	10/01/27	2,568,480
1,435	Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	6.400	05/01/34	1,408,352
400	Tolomato Cmnty Dev Dist FL Spl Assmt	6.550	05/01/27	371,624
1,225	Tolomato Cmnty Dev Dist FL Spl Assmt	6.650	05/01/40	1,127,147
1,000	World Comm Cmnty Dev Dist FL Spl Assmt	5.500	05/01/38	735,700

				35,265,446

	Georgia 0.6%
2,000	Atlanta, GA Tax Alloc Eastside Proj, Ser B	5.600	01/01/30	1,657,920
2,000	Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100	06/01/23	1,865,040

				3,522,960

	Hawaii 0.9%
5,125	Hawaii St, Ser DK (c)	5.000	05/01/23	5,077,722

	Idaho 0.8%
675	Idaho Hlth Fac Auth Rev Vly Vista Care Corp Rfdg	6.125	11/15/27	576,585
2,000	Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.750	07/01/39	1,818,460
2,000	Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.850	07/01/36	1,845,680

				4,240,725

	Illinois 10.8%
2,250	Bartlett, IL Tax Increment Rev Rfdg Sr Lien Quarry Redev Proj	5.600	01/01/23	2,007,652
1,500	Bolingbrook, IL Sales Tax Rev Bolingbrook (b)	0/6.250	01/01/24	1,384,410
500	Chicago, IL Increment Alloc Rev Diversey Narragansett Proj (Acquired 8/01/06, Cost $533,660) (g)	7.460	02/15/26	498,015
3,000	Chicago, IL Lakefront Millennium Pkg Fac (MBIA Insd) (Prerefunded @ 1/01/12)	5.650	01/01/19	3,285,660

17
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,000	Chicago, IL Met Wtr Reclamation Capital Impt Bonds (e)	7.000%	01/01/11	$1,049,370
3,000	Chicago, IL O’Hare Intl Arpt Rev, Ser A (FSA Insd) (c)	5.000	01/01/33	2,751,390
1,200	Chicago, IL Proj Rfdg, Ser C (FGIC Insd) (f)	5.750	01/01/16	1,251,408
805	Chicago, IL Tax Increment Alloc Santn Drain & Ship Canal, Ser A	7.750	01/01/14	808,317
1,000	Gilberts, IL Spl Svc Area No 19 Spl Tax, Ser 1	5.375	03/01/16	633,790
3,000	Hampshire, IL Spl Svc Area No 17 Spl Tax Crown Dev Proj Oakstead, Ser A	6.000	03/01/45	2,306,940
1,115	Huntley, IL Increment Alloc Rev Huntley Redev Proj, Ser A	8.500	12/01/15	1,118,746
5,050	Illinois Dev Fin Auth Pollutn Ctl Rev Amerencips Rfdg, Ser A	5.500	03/01/14	4,795,631
1,500	Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750	05/15/31	1,196,805
970	Illinois Fin Auth Rev Kewanee Hosp Proj	5.100	08/15/31	720,671
4,700	Illinois Fin Auth Rev Resurrection Hlthcare (FSA Insd)	5.000	05/15/15	4,815,244
5,100	Illinois Fin Auth Rev Resurrection Hlthcare (FSA Insd)	5.000	05/15/17	5,129,529
5,050	Illinois Fin Auth Rev Resurrection Hlthcare (FSA Insd)	5.000	05/15/18	5,014,701
250	Illinois Fin Auth Rev Rfdg Fairview Oblig Group, Ser A	6.000	08/15/22	220,133
1,000	Illinois Fin Auth Rev Rfdg Fairview Oblig Grp, Ser A	5.500	08/15/18	893,590
1,500	Illinois Fin Auth Rev Rfdg Fairview Oblig Grp, Ser A	6.125	08/15/28	1,288,500
1,000	Illinois Fin Auth Rev Sherman Hlth Sys 2007, Ser A	5.500	08/01/37	858,860
5,000	Illinois St, Ser 1 (FSA Insd)	5.250	12/01/21	5,059,300
1,500	Metropolitan Pier & Expo Auth IL Dedicated St Tax McCormick Pl Expn Proj A Rfdg	5.500	06/15/27	1,445,580
9,250	Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev Cap Apprec McCormick Rfdg (MBIA Insd) (b)	0/5.400	06/15/19	7,730,133
1,694	Pingree Grove Village, IL Spl Svc Area No 1 Spl Tax Cambridge Lakes Proj, Ser 05	5.250	03/01/15	1,585,889
1,500	Plano, IL Spl Svc Area No 6 Spl Tax Lakewood Springs Club Proj	5.800	03/01/37	1,194,525
549	Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows Proj, Ser 1	6.000	03/01/36	451,020
425	Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000	12/01/42	379,495

18
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$991	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250%	03/01/35	$854,410

				60,729,714

	Indiana 1.6%
4,350	Indiana Hlth & Ed Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.500	03/01/37	3,590,838
1,830	Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj, Ser A	7.125	06/01/34	1,707,317
1,500	Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (GTY AGMT: Federal Express Co) (AMT)	5.100	01/15/17	1,358,715
550	Indianapolis, IN Loc Pub Impt Ser D	6.750	02/01/14	604,093
140	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (f)	*	06/30/11	113,667
140	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (f)	*	06/30/12	105,273
135	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (f)	*	06/30/13	94,023
130	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (f)	*	06/30/14	83,862
130	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (f)	*	06/30/15	77,672
135	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (f)	*	06/30/16	74,709
225	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (f)	*	06/30/17	115,322
1,500	Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc (d)	5.500	09/01/27	1,233,270

				9,158,761

	Iowa 1.9%
1,000	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	5.750	06/01/25	915,680
1,860	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/34	1,686,536
1,125	Coralville, IA Ctf Partn, Ser D	5.250	06/01/26	1,002,262
1,100	Iowa Fin Auth Hlthcare Fac Rev Madrid Home Proj	5.750	11/15/24	918,368
2,400	Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA Insd)	5.750	07/01/17	2,428,752
1,000	Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950	08/01/37	840,430
225	Sibley, IA Hlthcare Fac Rev Osceola Cmnty Hosp Proj	6.000	12/01/37	185,909
1,000	Tobacco Settlement Auth IA Tob Settlement Rev, Ser C	5.375	06/01/38	709,320

19
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Iowa (Continued)
$2,500	Tobacco Settlement Auth IA Tob Settlement Rev, Ser C	5.625%	06/01/46	$1,774,175

				10,461,432

	Kansas 1.2%
1,000	Burlington, KS Environmental Impt Rev KC Rfdg Pwr LT, Ser B (XLCA Insd) (i)	5.000	12/01/23	1,012,890
1,100	Labette Cnty, KS Hosp Rev Rfdg & Impt, Ser A	5.750	09/01/37	930,358
3,000	Lenexa, KS Hlthcare Fac Rev Rfdg & Impt	5.500	05/15/39	2,425,500
1,600	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000	05/15/24	1,251,408
1,000	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000	05/15/36	711,970
400	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser B	5.125	05/15/42	283,584

				6,615,710

	Kentucky 0.7%
4,000	Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev Sub Ser A-1 (AGL Insd)	6.000	12/01/33	3,868,680

	Louisiana 0.9%
500	Colonial Pinnacle Cmnty Dev Dist Dev	6.750	05/01/23	470,960
1,370	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	1,192,201
1,550	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT)	5.250	11/01/37	1,490,449
2,000	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT)	6.000	10/01/38	1,999,460

				5,153,070

	Maryland 2.2%
1,000	Baltimore, MD Spl Oblig Spc Oblig, Ser A	7.000	09/01/38	901,390
4,500	Gaithersburg, MD Econ Dev Rev Asbury MD Oblig Group A	5.125	01/01/36	3,598,335
2,000	Howard Cnty, MD Retirement Cmnty Vantage House Fac Rfdg, Ser B	5.250	04/01/37	1,441,040
5,605	Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev, Ser H (AMT)	5.050	09/01/32	4,720,531
1,000	Maryland St Hlth & Higher Ed Fac Auth Rev Washington Cnty Hosp	6.000	01/01/43	870,550
1,250	Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	5.200	07/01/34	986,800

				12,518,646

	Massachusetts 3.1%
2,400	Massachusetts St Dev Fin Agy Rev Linden Ponds Inc Fac, Ser A	5.750	11/15/35	1,824,288

20
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Massachusetts (Continued)
$400	Massachusetts St Hlth & Ed Fac Auth Rev, Ser G (MBIA Insd)	5.000%	07/01/13	$400,480
2,000	Massachusetts St Hlth & Ed Fac Auth Rev Univ MA Mem Issue, Ser D	5.000	07/01/33	1,563,580
2,650	Massachusetts St Indl Fin Agy Rev First Mtg Reeds Landing Proj (Prerefunded @ 10/01/08)	7.550	10/01/28	2,729,738
10,000	Massachusetts St Rites PA 1290 (FSA Insd) (c)	5.000	03/01/24	10,741,800

				17,259,886

	Michigan 2.8%
2,495	Iron River, MI Hosp Fin Auth Rfdg Iron Cnty Cmnty Hosp	6.000	05/15/20	2,326,662
650	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A	5.250	01/15/47	659,412
375	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A	5.500	01/15/47	381,866
5,000	Michigan St Strategic Fd Detroit Edison Co Proj Rfdg, Ser C (XLCA Insd) (AMT)	5.450	12/15/32	4,100,600
1,775	Michigan St Strategic Fd Solid Genesee Pwr Stad Proj Rfdg (AMT)	7.500	01/01/21	1,640,633
2,000	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	1,510,820
5,000	Western Townships MI Util Rfdg, Ser A (MBIA Insd)	5.250	01/01/16	5,103,600

				15,723,593

	Minnesota 2.5%
450	Chisago, MN Hlthcare Fac Rev CDL Homes LLC Proj	6.000	08/01/42	389,353
1,000	Columbia Heights, MN Multi-Family & Hlthcare Fac Rev Rfdg Crest View Corp Proj A	5.700	07/01/42	825,760
1,000	Dakota Cnty, MN Cmnty Dev Agy Multi-Family Hsg Rev Commons Marice Proj Rfdg, Ser A	5.000	05/01/42	712,270
380	Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.700	11/01/22	337,109
750	Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.875	11/01/33	645,750
550	Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.500	10/01/33	483,709
1,000	Meeker Cnty, MN Gross Rev Hosp Fac Mem Hosp Proj	5.750	11/01/37	864,230
5,000	Minneapolis, MN Hlthcare Sys Rev Var Rfdg Fairview Hlth Svc, Ser C (MBIA Insd) (h) (i)	9.750	11/15/26	5,000,000
2,000	Minneapolis, MN Hsg & Hlthcare Fac Rev Providence Proj Rfdg, Ser A	5.625	10/01/27	1,662,700
150	North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.000	10/01/27	138,204

21
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$425	North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.000%	10/01/33	$380,192
125	North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.125	10/01/39	111,513
2,000	Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Grp Proj	5.250	05/15/36	1,645,720
675	Saint Paul, MN Hsg & Redev Auth Hosp Rev Hlth East Proj	6.000	11/15/35	625,718

				13,822,228

	Mississippi 0.3%
2,000	Mississippi Business Fin Corp MS Polluntn Ctl Rev Sys Energy Res Inc Proj	5.875	04/01/22	1,846,520

	Missouri 4.5%
1,000	Carthage, MO Hosp Rev	5.750	04/01/22	859,460
1,000	Carthage, MO Hosp Rev	5.875	04/01/30	814,600
3,000	Kansas City, MO Indl Dev Auth Plaza Lib Proj	6.000	03/01/16	2,957,580
500	Kansas City, MO Tax Increment Fin Comm Kansas City MO Maincor Proj, Ser A	5.250	03/01/18	461,095
670	Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500	09/01/18	621,070
2,275	Missouri Jt Muni Elec Util Comnty Pwr Proj Rev Plum Point Proj (MBIA Insd)	5.000	01/01/26	2,010,031
2,700	Missouri St Environmental Impt & Energy Res Auth Pwr & LT Co Proj (AMT)	4.900	05/01/38	2,603,664
1,200	Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac Lutheran Rfdg, Ser B	5.125	02/01/27	1,028,052
3,325	Raytown, MO Annual Raytown Live Redev Plan Proj 1	5.125	12/01/31	3,028,842
1,300	Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev Ranken Jordan Proj Rfdg	5.000	11/15/35	939,367
1,000	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.375	09/01/21	889,760
3,000	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.500	09/01/28	2,548,710
500	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/30	434,285
1,250	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/41	1,058,775
450	Saint Louis, MO Indl Dev Auth Tax Increment & Cmnty Impt Dist Loughborough Com Rfdg	5.750	11/01/27	395,951
210	Saint Louis, MO Tax Increment Rev Scullin Redev Area, Ser A	10.000	08/01/10	226,010
2,600	Springfield, MO Pub Bldg Corp Leasehold Rev, Ser B (AMBAC Insd) (AMT)	4.550	07/01/29	1,997,190

22
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Missouri (Continued)
$2,980	Springfield, MO Pub Bldg Corp Leasehold Rev, Ser B (AMBAC Insd) (AMT)	4.600%	07/01/36	$2,225,643

				25,100,085

	Nevada 1.3%
1,000	Clark Cnty, NV Arpt Impt Rev Rfdg, Ser A (MBIA Insd) (h) (i)	9.750	07/01/12	1,000,000
3,740	Clark Cnty, NV Indl Dev Rev Southwest Gas Corp Proj, Ser A (BHAC Insd) (AMT)	4.750	09/01/36	2,929,579
655	Mesquite, NV Spl Impt Dist No 07-01 Loc Impt-Anthem at Mesquite	5.850	08/01/18	608,167
560	Mesquite, NV Spl Impt Dist No 07-01 Loc Impt-Anthem at Mesquite	6.000	08/01/27	466,570
2,490	Reno, NV Hosp Rev Renown Regl Med Ctr Proj, Ser A (c)	5.250	06/01/37	2,113,051

				7,117,367

	New Hampshire 0.3%
170	New Hampshire Higher Ed & Hlth Fac Auth Rev Daniel Webster College Issue Rfdg (f)	6.100	07/01/09	169,562
525	New Hampshire St Business Fin Auth Elec Fac Rev Plymouth Cogeneration (AMT) (Acquired 6/29/93, Cost $513,855) (g)	7.750	06/01/14	525,551
1,000	New Hampshire St Business Fin Auth Rev Alice Peck Day Hlth Sys, Ser A (Prerefunded @ 10/01/09)	6.875	10/01/19	1,057,100

				1,752,213

	New Jersey 7.4%
375	Burlington Cnty, NJ Brdg Cmnty Econ Dev Rev The Evergreens Proj	5.625	01/01/38	304,245
3,000	Landis, NJ Sew Auth Swr Rev (FGIC Insd) (j)	7.170	09/19/19	3,462,840
2,685	Middlesex Cnty, NJ Util Auth Swr Rev Rfdg, Ser A (MBIA Insd)	6.250	08/15/10	2,775,458
2,000	New Jersey Econ Dev Auth Cig Tax	5.750	06/15/34	1,704,160
750	New Jersey Econ Dev Auth Ret Cmnty Rev Seabrook Vlg Inc Fac Rfdg	5.250	11/15/26	600,262
1,000	New Jersey Hlthcare Fac Fin Auth Rev Saint Peters Univ Hosp Oblig	5.750	07/01/37	888,670
2,830	New Jersey Hthcare Fac Fin Auth Rev Saint Josephs Hlthcare Sys	5.750	07/01/15	2,668,690
4,025	New Jersey St Hsg & Mtg Fin Agy Single Family Hsg, Ser X (AMT)	5.100	10/01/23	3,633,005
565	New Jersey St Tpk Auth Tpk Rev, Ser C (MBIA Insd)	6.500	01/01/16	646,620
2,725	New Jersey St Tpk Auth Tpk Rev, Ser C (MBIA Insd) (e)	6.500	01/01/16	3,025,567
5,710	New Jersey St Trans Corp Ctf Fed Trans Admin Gnt, Ser A (AMBAC Insd)	5.750	09/15/10	5,837,676

23
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Jersey (Continued)
$10,000	New Jersey St Trans Corp Ctf Fed Trans Admin Gnt, Ser B (AMBAC Insd) (Prerefunded @ 9/15/10)	6.000%	09/15/15	$10,630,900
2,000	Tobacco Settlement Fin Corp NJ, Ser A1	4.750	06/01/34	1,310,660
6,000	Tobacco Settlement Fin Corp NJ, Ser A1 (c)	5.000	06/01/41	3,799,650

				41,288,403

	New York 7.1%
5,000	Metropolitan Trans Auth NY Rev, Ser B (FGIC Insd)	5.250	11/15/18	5,100,400
2,500	New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/37	2,003,525
3,000	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	2,999,820
2,845	New York City, Ser B (MBIA Insd)	5.875	08/01/15	2,982,697
10,000	New York City, Ser C (MBIA Insd) (c)	5.000	06/15/27	9,588,700
10,000	New York City Transitional Fin Auth Future Tax Secd, Ser C (AMBAC Insd) (c)	5.250	08/01/19	10,218,500
750	New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 8/07/06, Cost $750,000) (g) (k)	6.125	02/15/19	262,155
2,500	New York St Energy Resh & Dev Auth Gas Fac Rev (j)	9.258	04/01/20	2,608,025
3,000	New York St Energy Resh & Dev Auth Gas Fac Rev Brooklyn Union Gas, Ser B (AMT) (j)	10.585	07/01/26	3,016,890
1,300	Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A (d)	5.000	12/01/23	1,078,389

				39,859,101

	North Carolina 0.6%
1,100	North Carolina Med Care Commn Hlthcare Fac Rev First Mtg Salemtowne Proj Rfdg	5.100	10/01/30	867,339
2,000	North Carolina Med Care Commn Retirement Fac Rev First Mtg Forest at Duke Rfdg	5.125	09/01/27	1,750,240
1,000	North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.625	10/01/27	887,670

				3,505,249

	North Dakota 0.5%
1,000	Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.200	12/01/26	768,300
1,025	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group Rfdg	5.125	07/01/25	891,770
1,000	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group Rfdg	5.125	07/01/29	850,500

				2,510,570

24
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ohio 5.2%
$3,340	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj	6.250%	09/01/20	$2,814,317
6,000	Buckeye, OH Tob Settlement Fin Auth Sr Turbo, Ser A-2	5.875	06/01/30	4,848,420
2,000	Buckeye, OH Tob Settlement Fin Auth Sr Turbo, Ser A-2	5.875	06/01/47	1,483,080
500	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	5.750	05/15/27	412,240
6,000	Hamilton Cnty, OH Hlthcare Rev Life Enriching Cmnty Proj Rfdg, Ser A	5.000	01/01/37	4,584,240
4,810	Lorain Cnty, OH Hosp Rev Fac Catholic Rmkt, Ser H (AGL Insd)	5.000	02/01/24	4,505,816
3,000	Ohio St Higher Ed Fac Commn Rev Hosp Hlth Sys Inc, Ser A (BHAC Insd)	5.250	01/15/46	2,792,010
2,865	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser D (GNMA Collateralized) (AMT) (c)	5.300	09/01/28	2,533,391
5,045	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser D (GNMA Collateralized) (AMT) (c)	5.400	03/01/33	4,431,377
1,000	Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj	6.100	11/01/22	900,940

				29,305,831

	Oklahoma 1.1%
1,050	Chickasaw Nation, OK Hlth Sys (d)	6.250	12/01/32	980,648
1,340	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/21	1,348,281
1,340	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/22	1,335,444
2,275	Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000	06/01/23	2,242,308
180	Oklahoma Hsg Fin Agy Single Family Rev Mtg (GNMA Collateralized) (AMT)	7.997	08/01/18	189,790

				6,096,471

	Oregon 0.9%
3,815	Oregon Hlth Sciences Univ Insd, Ser A (MBIA Insd)	5.250	07/01/22	3,785,205
1,000	Port Morrow, OR Pollutn Ctl Portland Rfdg, Ser A	5.200	05/01/33	1,005,140

				4,790,345

	Pennsylvania 0.7%
2,000	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.000	11/15/28	1,437,400
1,885	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.250	02/01/35	1,580,158

25
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$1,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 103 (AMT)	5.700%	04/01/22	$963,560

				3,981,118

	Rhode Island 0.5%
1,075	Rhode Island Hsg & Mtg Fin Corp Homeownership Oppty, Ser 57-B (AMT)	5.350	10/01/37	925,747
1,810	Rhode Island St Econ Dev Corp Arpt Rev, Ser A (AGL Insd) (AMT)	5.250	07/01/28	1,560,130
490	Rhode Island St Econ Dev Corp Rev (f)	7.250	07/01/10	487,349

				2,973,226

	South Carolina 1.3%
700	Piedmont Muni Pwr Agy SC Elec Rev Rfdg	5.000	01/01/25	630,595
2,000	Piedmont Muni Pwr Agy SC Elec Rev Rfdg, Ser A-2	5.000	01/01/24	1,812,920
500	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.125	10/01/26	394,660
500	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.000	05/01/12	479,395
500	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.125	05/01/13	474,215
200	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev Rfdg First Mtg Lutheran Homes	5.000	05/01/15	181,128
1,000	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev Rfdg First Mtg Lutheran Homes	5.625	05/01/42	759,830
1,000	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/27	849,710
2,000	Tobacco Settlement Rev Mgmt Auth SC Tob Settlement Rev Rfdg	5.000	06/01/18	1,919,680

				7,502,133

	South Dakota 0.2%
1,250	South Dakota St Hlth & Ed Fac Auth Rev Sioux Vly Hosp & Hlth Sys A	5.250	11/01/34	1,133,200

	Tennessee 2.4%
1,000	Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev CDFI Phase I LLC Proj Rfdg, Ser A	5.000	10/01/25	800,430
4,000	Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg, Ser B (MBIA Insd) (Prerefunded @ 7/01/12)	7.750	07/01/29	4,404,000
8,000	Knox Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev Covenant Hlth, Ser B-2 (AGL Insd) (h) (i)	8.000	01/01/46	8,000,000

				13,204,430

	Texas 6.5%
2,815	Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850	04/01/21	2,332,650

26
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$450	Angelina & Neches Riv Auth TX Indl Dev Corp Environmental Aspen Pwr LLC Proj, Ser A (AMT)	6.500%	11/01/29	$347,080
500	Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke’s Lutheran Hosp (e)	7.000	05/01/21	598,525
5,000	Dallas-Fort Worth, TX Intl Arpt Rev Jt Impt & Rfdg, Ser A (BHAC Insd) (AMT)	5.500	11/01/31	4,584,500
500	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (MBIA Insd) (AMT)	5.750	11/01/18	488,030
1,000	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (MBIA Insd) (AMT)	6.000	11/01/23	937,710
1,805	Hopkins Cnty, TX Hosp Dist Rev	5.500	02/15/23	1,637,875
40	Lower CO Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/14/14	41,289
30	Lower CO Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/15/15	30,967
15	Lower CO Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/15/16	15,484
1,250	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/37	1,050,850
2,000	Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj	7.200	01/01/21	2,007,080
2,000	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT)	6.000	08/01/20	1,975,760
1,000	North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	5.625	01/01/33	918,870
2,000	North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	6.000	01/01/23	1,995,980
4,000	North TX Twy Auth Rev Toll 2nd Tier Rfdg, Ser F	6.125	01/01/31	3,860,760
500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Buckner Retirement Svc Inc Proj	5.000	11/15/17	475,435
2,200	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement CC Young Mem Home Proj	5.750	02/15/25	1,850,222
1,500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement CC Young Mem Hom Proj	5.750	02/15/29	1,206,690
1,750	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc Fac	5.750	11/15/37	1,394,488
5,000	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckner Retirement Svc Inc Proj	5.250	11/15/37	4,092,600
825	Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev Coll Rfdg, Ser C-2 (GNMA Collateralized) (AMT) (j)	10.481	07/02/24	865,615

27
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$4,000	Texas St Trans Commn Mobility Fd (c)	5.000%	04/01/28	$3,850,540

				36,559,000

	Utah 2.8%
1,340	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (k)	7.800	09/01/15	376,875
1,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (k)	7.800	09/01/25	281,250
1,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (k)	8.000	09/01/20	281,250
11,000	Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg	6.150	02/15/12	11,747,010
2,000	Utah Hsg Corp Single Family Mtg Rev, Ser C-1 (AMT)	5.700	07/01/28	1,853,760
600	Utah St Charter Sch Fin Auth Charter Sch Rev Channing Hall, Ser A (d)	5.750	07/15/22	534,264
600	Utah St Charter Sch Fin Auth Charter Sch Rev Summit Academy, Ser A	5.800	06/15/38	514,356

				15,588,765

	Vermont 0.3%
1,000	Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375	05/01/36	762,200
1,000	Vermont Ed & Hlth Bldg Fin Agy Rev Bennington College Proj	6.625	10/01/29	921,220

				1,683,420

	Virginia 0.7%
896	Farms New Kent VA Cmnty Dev Auth Spl Assmt, Ser A	5.125	03/01/36	615,839
1,300	Lexington, VA Indl Dev Auth Residential Care Fac Rev Mtg Kendal at Lexington, Ser A	5.500	01/01/37	1,013,935
1,000	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.450	09/01/37	835,310
1,750	White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300	03/01/17	1,612,170

				4,077,254

	Washington 0.7%
950	Kalispel Tribe Indians Priority Dist WA Rev	6.625	01/01/28	864,082
1,440	Skagit Cnty, WA Pub Hosp Dist No 001 Rev Skagit Vly Hosp	5.750	12/01/32	1,234,426
1,000	Washington St Hlthcare Fac Auth Rev Multicare Hlth Sys, Ser A (FSA Insd)	5.250	08/15/28	944,550
1,100	Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpt Wesley Homes, Ser 2007 A (Acquired 5/07/08, Cost $1,100,000) (g)	6.000	01/01/27	1,002,221

				4,045,279

28
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	West Virginia 0.3%
$1,000	Harrison Cnty, WV Cmnty Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500%	10/15/37	$851,210
250	Ohio Cnty, WV Cnty Commn Tax Increment Rev Fort Henry Centre Fin Dist, Ser A	5.850	06/01/34	217,253
1,000	Pleasants Cnty, WV Pollutn Ctl Rev Cnty Comm Allegheny Rfdg, Ser F	5.250	10/15/37	857,280

				1,925,743

	Wisconsin 3.4%
8,125	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT) (c)	5.300	09/01/23	7,426,819
6,000	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser C (AMT) (c)	5.125	09/01/28	5,181,540
8,000	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser C (AMT) (c)	5.200	03/01/38	6,716,280

				19,324,639

	Wyoming 0.4%
2,360	Wyoming Muni Pwr Agy Pwr Supply, Ser A	5.500	01/01/33	2,192,936

Total Long-Term Investments 108.2% (Cost $673,581,017)				607,018,050

Short-Term Investments 1.9% (Cost $10,900,000)				10,900,000

Total Investments 110.1% (Cost $684,481,017)				617,918,050

Liability for Floating Rate Note Obligations Related to Securities Held (11.8%) (Cost ($66,300,000))
(66,300)	Notes with interest rates ranging from 5.39% to 8.75% at September 30, 2008 and contractual maturities of collateral ranging from 2019 to 2041 (See Note 1) (l)			(66,300,000)

Total Net Investments 98.3% (Cost $618,181,017)				551,618,050

Other Assets in Excess of Liabilities 1.7%				9,319,568

Net Assets 100.0%				$560,937,618

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Security purchased on a when-issued or delayed delivery basis.

29
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

(b)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.

(c)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(d)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e)	Escrowed to Maturity

(f)	The Fund owns 100% of the outstanding bond issuance.

(g)	This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.6% of net assets.

(h)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(i)	Variable Rate Coupon

(j)	Inverse Floating Rate

(k)	Non-income producing as security is in default.

(l)	Floating Rate Notes. The interest rates shown reflect rates in effect at September 30, 2008.

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
GTY AGMT—Guarantee Agreement
MBIA—Municipal Bond Investors Assurance Corp.
XLCA—XL Capital Assurance Inc.

30
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008

Assets:
Total Investments (Cost $684,481,017)	$617,918,050
Cash	194,794
Receivables:
Investments Sold	10,256,374
Interest	8,709,944
Fund Shares Sold	421,090
Other	196,621

Total Assets	637,696,873

Liabilities:
Payables:
Floating Rate Note Obligations	66,300,000
Investments Purchased	7,720,761
Fund Shares Repurchased	1,319,175
Income Distributions	488,618
Investment Advisory Fee	238,132
Distributor and Affiliates	182,575
Trustees’ Deferred Compensation and Retirement Plans	275,617
Accrued Expenses	234,377

Total Liabilities	76,759,255

Net Assets	$560,937,618

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$662,346,420
Accumulated Undistributed Net Investment Income	3,296,756
Accumulated Net Realized Loss	(38,142,591)
Net Unrealized Depreciation	(66,562,967)

Net Assets	$560,937,618

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $526,693,350 and 42,299,513 shares of beneficial interest issued and outstanding)	$12.45
Maximum sales charge (4.75%* of offering price)	0.62

Maximum offering price to public	$13.07

Class B Shares:
Net asset value and offering price per share (Based on net assets of $15,687,590 and 1,261,716 shares of beneficial interest issued and outstanding)	$12.43

Class C Shares:
Net asset value and offering price per share (Based on net assets of $18,292,551 and 1,473,680 shares of beneficial interest issued and outstanding)	$12.41

Class I Shares:
Net asset value and offering price per share (Based on net assets of $264,127 and 21,215 shares of beneficial interest issued and outstanding)	$12.45

*	On sales of $100,000 or more, the sales charge will be reduced.

31
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2008

Investment Income:
Interest	$40,462,017

Expenses:
Interest and Residual Trust Expenses	3,353,631
Investment Advisory Fee	3,077,541
Distribution (12b-1) and Service Fees
Class A	1,468,409
Class B	186,155
Class C	196,603
Transfer Agent Fees	344,561
Accounting and Administrative Expenses	163,105
Professional Fees	134,710
Custody	65,300
Registration Fees	61,332
Reports to Shareholders	51,163
Trustees’ Fees and Related Expenses	30,668
Other	27,926

Total Expenses	9,161,104
Less Credits Earned on Cash Balances	12,787

Net Expenses	9,148,317

Net Investment Income	$31,313,700

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Futures	$(1,052,946)
Investments	(4,607,589)

Net Realized Loss	(5,660,535)

Unrealized Appreciation/Depreciation:
Beginning of the Period	10,834,798
End of the Period	(66,562,967)

Net Unrealized Depreciation During the Period	(77,397,765)

Net Realized and Unrealized Loss	$(83,058,300)

Net Decrease in Net Assets From Operations	$(51,744,600)

32
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

From Investment Activities:
Operations:
Net Investment Income	$31,313,700	$27,914,832
Net Realized Loss	(5,660,535)	(4,540,254)
Net Unrealized Depreciation During the Period	(77,397,765)	(19,599,518)

Change in Net Assets from Operations	(51,744,600)	3,775,060

Distributions from Net Investment Income:
Class A Shares	(29,764,166)	(27,862,124)
Class B Shares	(797,185)	(951,197)
Class C Shares	(851,637)	(595,050)
Class I Shares	(18,149)	(53,788)

Total Distributions	(31,431,137)	(29,462,159)

Net Change in Net Assets from Investment Activities	(83,175,737)	(25,687,099)

From Capital Transactions:
Proceeds from Shares Sold	87,886,640	128,071,880
Net Asset Value of Shares Issued Through Dividend Reinvestment	24,675,563	21,913,353
Cost of Shares Repurchased	(133,106,128)	(118,477,242)

Net Change in Net Assets from Capital Transactions	(20,543,925)	31,507,991

Net Change in Net Assets	(103,719,662)	5,820,892
Net Assets:
Beginning of the Period	664,657,280	658,836,388

End of the Period (Including accumulated undistributed net investment income of $3,296,756 and $3,475,267, respectively)	$560,937,618	$664,657,280

33
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Statements  continued

Statement of Cash Flows
For the Year Ended September 30, 2008

Change in Net Assets from Operations	$(51,744,600)

Adjustments to Reconcile the Change in Net Assets from Operations to
Net Cash Provided by Operating Activities:
Purchases of Investments	(453,689,972)
Proceeds from Sales/Maturities of Investments	524,143,920
Net Purchases of Short-Term Investments	(10,900,000)
Amortization of Premium	1,241,545
Accretion of Discount	(1,595,199)
Net Realized Loss on Investments	4,607,589
Net Change in Unrealized Depreciation on Investments	77,187,674
Increase in Receivable for Investments Sold	(10,206,374)
Decrease in Interest Receivables	233,346
Decrease in Other Assets	51,752
Increase in Investments Purchased Payable	5,212,049
Decrease in Distributor and Affiliates Payable	(40,994)
Decrease in Investment Advisory Fee	(28,329)
Decrease in Trustees’ Deferred Compensation and Retirement Plans	(48,632)
Increase in Accrued Expenses	52,284
Decrease in Custodian Bank Payable	(1,536,080)

Total Adjustments	134,684,579

Net Cash Provided by Operating Activities	82,939,979

Cash Flows From Financing Activities
Proceeds from Shares Sold	88,408,144
Repurchased Shares	(133,517,952)
Dividends Paid (net of reinvested dividends of $24,675,563)	(6,885,377)
Proceeds from and Repayments of Floating Rate Note Obligations	(30,750,000)

Net Cash Used for Financing Activities	(82,745,185)

Net Increase in Cash	194,794
Cash at the Beginning of the Period	-0-

Cash at the End of the Period	$194,794

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$3,353,631

34
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$14.29	$14.84	$14.71	$14.81	$14.84

Net Investment Income (a)	.69	.62	.64	.64	.66
Net Realized and Unrealized Gain/Loss	(1.84)	(.52)	.14	(.09)	(.05)

Total from Investment Operations	(1.15)	.10	.78	.55	.61
Less Distributions from Net Investment Income	.69	.65	.65	.65	.64

Net Asset Value, End of the Period	$12.45	$14.29	$14.84	$14.71	$14.81

Total Return (b)	–8.31%	.66%	5.46%	3.78%	4.20%
Net Assets at End of the Period (In millions)	$526.7	$625.9	$613.6	$587.6	$609.4
Ratio of Expenses to Average Net Assets	1.41%	1.28%	1.11%	1.04%	.98%
Ratio of Net Investment Income to Average Net Assets	5.03%	4.21%	4.40%	4.35%	4.46%
Portfolio Turnover	62%	28%	16%	30%	11%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	.88%	.87%	.89%	.88%	.89%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

35
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$14.27	$14.82	$14.69	$14.79	$14.82

Net Investment Income (a)	.59	.51	.53	.53	.55
Net Realized and Unrealized Gain/Loss	(1.84)	(.52)	.14	(.09)	(.05)

Total from Investment Operations	(1.25)	(.01)	.67	.44	.50
Less Distributions from Net Investment Income	.59	.54	.54	.54	.53

Net Asset Value, End of the Period	$12.43	$14.27	$14.82	$14.69	$14.79

Total Return (b)	–9.02%	–.09%	4.69%	3.03%	3.41%
Net Assets at End of the Period (In millions)	$15.7	$20.9	$29.6	$38.1	$48.8
Ratio of Expenses to Average Net Assets	2.17%	2.03%	1.86%	1.79%	1.73%
Ratio of Net Investment Income to Average Net Assets	4.26%	3.45%	3.64%	3.60%	3.71%
Portfolio Turnover	62%	28%	16%	30%	11%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.63%	1.62%	1.64%	1.63%	1.64%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$14.24	$14.79	$14.67	$14.77	$14.80

Net Investment Income (a)	.59	.50	.53	.53	.55
Net Realized and Unrealized Gain/Loss	(1.83)	(.51)	.13	(.09)	(.05)

Total from Investment Operations	(1.24)	(.01)	.66	.44	.50
Less Distributions from Net Investment Income	.59	.54	.54	.54	.53

Net Asset Value, End of the Period	$12.41	$14.24	$14.79	$14.67	$14.77

Total Return (b)	–8.97%	–.10%	4.62%	3.03%	3.43%
Net Assets at End of the Period (In millions)	$18.3	$17.4	$14.3	$12.5	$13.7
Ratio of Expenses to Average Net Assets	2.17%	2.04%	1.86%	1.79%	1.73%
Ratio of Net Investment Income to Average Net Assets	4.31%	3.46%	3.65%	3.60%	3.71%
Portfolio Turnover	62%	28%	16%	30%	11%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.63%	1.62%	1.64%	1.63%	1.64%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

37
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				August 12, 2005
				(Commencement
				of Operations) to
	Year Ended September 30,			September 30,
Class I Shares	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$14.29	$14.83	$14.71	$14.71

Net Investment Income (a)	.72	.65	.68	.09
Net Realized and Unrealized Gain/Loss	(1.83)	(.50)	.13	-0- **

Total from Investment Operations	(1.11)	.15	.81	.09
Less Distributions from Net Investment Income	.73	.69	.69	.09

Net Asset Value, End of the Period	$12.45	$14.29	$14.83	$14.71

Total Return (b)	–8.07%	.98%	5.65%	.60% *
Net Assets at End of the Period (In millions)	$0.3	$0.4	$1.4	$1.3
Ratio of Expenses to Average Net Assets	1.16%	1.03%	.86%	.82%
Ratio of Net Investment Income to Average Net Assets	5.25%	4.42%	4.67%	4.56%
Portfolio Turnover	62%	28%	16%	30%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	.63%	.62%	.64%	.66%

*	Non-Annualized

**	Amount is less than $.01.

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38
See Notes to Financial Statements

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008

1. Significant Accounting Policies
Van Kampen Municipal Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on the matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2008, the Fund had $5,720,761 of when-issued and delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision

39

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $32,199,885, which will expire according to the following schedule:

Amount	Expiration

$9,728,055	September 30, 2009
7,248,633	September 30, 2010
10,905,393	September 30, 2015
4,317,804	September 30, 2016

At September 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$615,807,056

Gross tax unrealized appreciation	$4,469,402
Gross tax unrealized depreciation	(68,658,408)

Net tax unrealized depreciation investments	$(64,189,006)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended September 30, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$9,579	$35,564
Tax-exempt income	31,551,361	29,485,531

	$31,560,940	$29,521,095

40

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

Permanent differences, primarily due to the capital loss carry-forward in the amount of $4,180,889 expiring in the current year, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital
$(61,074)	$4,241,963	$(4,180,889)

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,184
Undistributed tax-exempt income	5,640,321

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses of $8,496,845 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credits Earned on Cash Balances During the year ended September 30, 2008, the Fund’s custody fee was reduced by $12,787 as a result of credits earned on cash balances.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” in the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2008, Fund investments with a value of $97,131,159 are held by the dealer trusts and serve as collateral for the $66,300,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to

41

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

residual interests during the year ended September 30, 2008 were $110,734,600 and 3.03%, respectively.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Over $500 million	.45%

For the year ended September 30, 2008, the Fund recognized expenses of approximately $23,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $94,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $149,500 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $166,000 are included in “Other” assets on the Statements of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

42

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

For the year ended September 30, 2008, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $112,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $42,700. Sales charges do not represent expenses of the Fund.
At September 30, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 710 shares of Class I Shares.

3. Capital Transactions
For the years ended September 30, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	Shares	Value	Shares	Value
Sales:
Class A	5,406,899	$74,290,756	7,958,556	$116,581,855
Class B	216,388	2,957,972	232,994	3,415,117
Class C	769,281	10,621,116	529,298	7,705,059
Class I	1,209	16,796	25,014	369,849

Total Sales	6,393,777	$87,886,640	8,745,862	$128,071,880

Dividend Reinvestment:
Class A	1,733,312	$23,438,460	1,420,178	$20,771,004
Class B	44,260	597,790	45,058	659,229
Class C	46,229	621,630	29,448	429,344
Class I	1,303	17,683	3,660	53,776

Total Dividend Reinvestment	1,825,104	$24,675,563	1,498,344	$21,913,353

Repurchases:
Class A	(8,655,800)	$(118,944,913)	(6,919,500)	$(100,953,481)
Class B	(466,983)	(6,396,345)	(805,247)	(11,759,781)
Class C	(562,831)	(7,646,423)	(302,403)	(4,386,869)
Class I	(8,741)	(118,447)	(94,713)	(1,377,111)

Total Repurchases	(9,694,355)	$(133,106,128)	(8,121,863)	$(118,477,242)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2008, the Fund received redemption fees of approximately $23,700, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

43

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $453,689,972 and $524,143,920, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.
Summarized below are the different types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended September 30, 2008, were as follows:

Contracts

Outstanding at September 30, 2007	238
Futures Opened	430
Futures Closed	(668)

Outstanding at September 30, 2008	-0-

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that my expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the

44

Van Kampen Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $2,486,800 and $233,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of September 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

45

Van Kampen Municipal Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Municipal Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the “Fund”)) as of September 30, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Fund of the Van Kampen Tax Free Trust at September 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 19, 2008

46

Van Kampen Municipal Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2008. The Fund designated 99.97% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

47

Van Kampen Municipal Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

48

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

49

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

50

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1990	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

51

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

52

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1990	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

53

Van Kampen Municipal Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity and BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

54

Van Kampen Municipal Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

55

Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

49, 349, 549, 649
MIFANN 11/08
IU08-05765P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Intermediate Term Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the Federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Lehman Brothers Municipal Bond Index from 9/30/98 through 9/30/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 5/28/93		since 5/28/93		since 10/19/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges
Since Inception	4.66%	4.33%	4.26%	4.26%	3.51%	3.51%	1.94%
10-year	3.49	2.99	3.13	3.13	2.74	2.74	—
5-year	2.43	1.44	2.36	2.10	1.69	1.69	—
1-year	–1.42	–6.12	–1.45	–5.25	–2.17	–3.12	–1.27

SEC 30-day Yield	4.11%		4.32%		3.56%		4.57%

Unsubsidized SEC 30-day Yield	4.01%		4.21%		3.45%		4.47%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. SEC 30-day yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC 30-day yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended September 30, 2008

Market Conditions

The broad financial markets were highly volatile throughout the reporting period as the credit crisis intensified, the housing market continued to decline, inflationary pressures grew and the economy appeared headed into recession. In early September 2008, investor confidence plummeted and the markets began a downward spiral following the government’s takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. In the weeks that followed, several other financial institutions were forced into mergers, rescued by government loans, or failed altogether as the value of their assets severely eroded. The credit markets became paralyzed as banks refused to lend while investors fled risky assets in favor of Treasury securities. In an effort to unlock the credit markets the Federal government interceded with various supportive measures including a $700 billion bailout plan.

The municipal bond market had already been under pressure for several months prior to September, due in part to the credit rating downgrades of various monoline bond insurers and the deterioration of the auction rate and variable rate markets. The failure of Lehman Brothers, however, prompted a wave of forced selling in the municipal market as leveraged buyers, mutual funds and brokerage firms began deleveraging, putting significant pressure on prices and severely eroding liquidity. As a result, municipal yields rose, particularly on the long end of the yield curve, far exceeding those of comparable Treasuries by the end of the period. For the third quarter of 2008, the short end of the curve outperformed the long end by roughly 870 basis points. The disparity in performance was even greater over the one-year reporting period as the short end outperformed by more than 1,400 basis points. As would be expected in this risk-averse and volatile environment, higher-quality municipal bonds outperformed lower-quality issues. For the overall period, high yield municipal spreads widened from approximately 165 basis points to 305 basis points.

2

Performance Analysis

Van Kampen Intermediate Term Municipal Income Fund Class A, B and I shares outperformed and Class C shares underperformed the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2008

				Lehman Brothers Municipal
Class A	Class B	Class C	Class I	Bond Index

–1.42%	–1.45%	–2.17%	–1.27%	–1.87%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s significant position in municipal auction rate securities with zero durations (a measure of interest-rate sensitivity) was additive to performance as the yield on these securities remained well above those of long-maturity municipal bonds. An underweight allocation to housing bonds was also beneficial as spread widening hurt the performance of this sector during the period.

The Fund’s yield-curve and credit-quality positioning, however, detracted from relative performance. We maintained an underweight to the three- to five-year portion of the yield curve and an overweight to the 10-year portion of the curve. This positioning was disadvantageous as shorter-maturity issues outperformed those with longer maturities for the overall reporting period. With regard to credit quality, the Fund maintained an allocation to non-rated bonds, which are not represented in the investment-grade Lehman Brothers Municipal Bond Index. This exposure to the lower-quality segment of the market hindered relative performance as the flight to quality that persisted throughout most of the period led higher-quality bonds to outperform. An underweight to pre-refunded bonds also held back returns as these shorter-maturity securities benefited from the outperformance of the short end of the municipal yield curve.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Ratings Allocation as of 9/30/08

AAA/Aaa	13.5%
AA/Aa	27.7
A/A	16.0
BBB/Baa	20.5
Non-Rated	22.3

Top 5 Sectors as of 9/30/08

Hospital	15.1%
Public Education	8.8
Life Care	6.9
Tax Allocation/Increment	6.7
General Purpose	6.6

Summary of Investments by State Classification as of 9/30/08

Pennsylvania	6.6%
Florida	6.4
California	6.3
Texas	6.0
Missouri	5.6
Illinois	5.1
Ohio	4.8
Georgia	4.2
Colorado	4.1
South Carolina	4.1
New Jersey	3.5
Indiana	3.3
Michigan	3.0
Massachusetts	2.6
Tennessee	2.5
Maryland	2.5
New York	2.4
Louisiana	2.0
Kansas	2.0
North Carolina	1.8
New Mexico	1.8
Alabama	1.7
Arizona	1.7
Wisconsin	1.7
West Virginia	1.6
Hawaii	1.4
Nebraska	1.2
Nevada	1.1
Iowa	1.0
Virginia	0.9
Kentucky	0.9
Oregon	0.8
Arkansas	0.7
Wyoming	0.7
Mississippi	0.7
Idaho	0.7
Minnesota	0.6
(continued on next page)

4

Summary of Investments by State Classification as of 9/30/08
(continued from previous page)

Oklahoma	0.4
Delaware	0.3
North Dakota	0.3
Washington	0.2
Utah	0.1
Connecticut	0.0 *

Total Investments	99.3
Liability for Floating Rate Note Obligations	(3.4)

Total Net Investments	95.9
Other Assets in Excess of Liabilities	4.1

Net Assets	100.0%

*	Amount is less than 0.1%

Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Subject to change daily. Ratings allocations and sector percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Summary of investments by state classification are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$980.94	$4.85
Hypothetical	1,000.00	1,020.10	4.95
(5% annual return before expenses)

Class B
Actual	1,000.00	979.84	5.35
Hypothetical	1,000.00	1019.60	5.45
(5% annual return before expenses)

Class C
Actual	1,000.00	976.22	8.55
Hypothetical	1,000.00	1016.35	8.72
(5% annual return before expenses)

Class I
Actual	1,000.00	981.22	3.52
Hypothetical	1,000.00	1021.45	3.59
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, 1.08%, 1.73% and 0.71% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$980.94	$4.51
Hypothetical	1,000.00	1,020.45	4.60
(5% annual return before expenses)

Class B
Actual	1,000.00	979.84	4.95
Hypothetical	1,000.00	1,020.00	5.05
(5% annual return before expenses)

Class C
Actual	1,000.00	976.22	8.20
Hypothetical	1,000.00	1,016.70	8.37
(5% annual return before expenses)

Class I
Actual	1,000.00	981.22	3.27
Hypothetical	1,000.00	1,021.70	3.34
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, 1.00%, 1.66% and 0.66% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and,

10

after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the

11

profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

12

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 95.6% Alabama 1.7%
$1,000	Cullman, AL Cullman Med Pk South Med Clinic Brd Rev Cullman Regl Med Ctr, Ser A	6.500%	02/15/13	$1,000,670
1,260	Dothan Houston Cnty, AL Arpt Auth (MBIA Insd) (AMT) (a)	5.400	12/01/15	1,250,021

				2,250,691

	Arizona 1.7%
1,000	Phoenix, AZ Civic Impt Corp. Arpt Rev Sr Lien, Ser B (AMT)	5.000	07/01/13	996,580
500	Pima Cnty, AZ Indl Dev Auth Wtr & Wastewtr Rev Global Wtr Res LLC Proj (AMT) (b)	6.375	12/01/18	484,520
290	Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington Proj Tucson Rfdg, Ser A (FSA Insd)	7.250	07/15/10	291,528
500	Pinal Cnty, AZ Elec Dist No. 4 Sys Rev	5.250	12/01/18	467,920

				2,240,548

	Arkansas 0.7%
950	University of AR Rev UALR Cap Impt, Ser B (FSA Insd)	4.500	12/01/19	950,608

	California 6.3%
875	California Muni Fin Auth Ed Fac Rev High Tech High Chula Vista, Ser B (a) (c)	5.500	07/01/18	829,351
1,000	California Pollutn Ctl Fin Auth Solid Waste Disp Rfdg USA Waste Svc Inc, Ser A (AMT) (g)	4.500	06/01/18	987,160
1,500	California St Dept Wtr Res Pwr, Ser A (AMBAC Insd) (Prerefunded @ 5/01/12)	5.375	05/01/18	1,632,375
1,000	Carlsbad, CA Spl Tax Non Escrow Cmnty Fac 3 Impt 2	5.700	09/01/22	917,610
1,000	Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A2	5.000	09/01/23	896,810
500	Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B (c)	5.500	03/01/18	474,190
495	Palm Springs, CA Arpt Passenger Fac Charge Rev Rfdg Sub Palm Springs Arpt (AMT)	5.300	07/01/13	482,001
565	Perris, CA Pub Fin Auth Rev Tax Alloc (a)	4.750	10/01/13	550,412
500	Quechan Indian Tribe Ft Yuma Indian Res CA Govt Proj	6.625	12/01/17	469,190
250	Southern CA Pub Pwr Auth Nat Gas Proj No 1, Ser A	5.250	11/01/21	200,740
1,000	West Contra Costa, CA Uni Sch Dist Election of 2005, Ser B	6.000	08/01/23	1,004,790

				8,444,629

	Colorado 4.1%
500	Colorado Hlth Fac Auth Rev Christian Living Cmnty Proj, Ser A	5.250	01/01/15	461,240
1,560	Colorado Springs, CO Util Rev Sys Sub Lien Impt, Ser A	5.000	11/15/19	1,570,280

13
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Colorado (Continued)
$1,000	Denver, CO City & Cnty Arpt Rev Rfdg, Ser D (FSA Insd) (AMT)	5.500%	11/15/12	$1,021,720
2,000	Denver, CO City & Cnty Just Sys (d)	5.000	08/01/24	1,974,050
500	Denver, CO City & Cnty Just Sys (d)	5.000	08/01/25	488,835

				5,516,125

	Connecticut 0.0%
60	New Haven, CT Indl Fac Rev Adj Govt Ctr Thermal Energies (AMT)	7.250	07/01/09	60,157

	Delaware 0.3%
500	New Castle Cnty, DE Rev Newark Charter Sch Inc Proj	5.000	09/01/22	431,540

	Florida 6.4%
1,000	Brevard Cnty, FL Sch Brd Ctf Rfdg, Ser B (FGIC Insd)	5.000	07/01/20	975,200
1,000	Broward Cnty, FL Arpt Sys Rev Rfdg, Ser E (MBIA Insd) (AMT)	5.375	10/01/13	1,004,610
500	Halifax, FL Hosp Med Ctr Hosp Rfdg & Impt, Ser A	5.250	06/01/19	468,955
500	Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Ida Rfdg (AMBAC Insd)	5.000	12/01/34	505,650
500	Lakeland, FL Retirement Cmnty Rfdg First Mtg Carpenters (Acquired 04/08/2025, Cost $500,000) (e)	5.875	01/01/19	469,630
250	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser B	5.200	05/01/15	204,077
250	Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B	6.900	05/01/17	239,845
500	Orange Cnty, FL Hlth Fac Auth Rev Hlthcare Orlando Lutheran Rfdg	5.375	07/01/20	423,770
1,500	Orange Cnty, FL Sch Brd Ctf, Ser A (AMBAC Insd)	5.250	08/01/14	1,572,480
1,000	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd)	5.350	03/15/42	960,610
500	Saint Johns Cnty, FL Indl Dev Auth Hlthcare Glenmoor Proj, Ser A	5.000	01/01/16	440,440
750	Seminole Tribe, FL Spl Oblig Rev, Ser A (c)	5.750	10/01/22	700,823
670	Tolomato Cmnty Dev Dist FL Spl Assmt	6.450	05/01/23	630,778

				8,596,868

	Georgia 1.3%
1,000	Atlanta, GA Tax Alloc Atlantic Sta Proj Rfdg (AGL Insd)	5.250	12/01/17	1,028,880
80	Forsyth Cnty, GA Hosp Auth Rev Antic Ctf GA Baptist Hlthcare Sys Proj (a) (f)	6.000	10/01/08	80,005
600	Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100	06/01/23	559,512

				1,668,397

	Hawaii 1.4%
1,875	Hawaii St, Ser DK (d)	5.000	05/01/23	1,857,703

14
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Idaho 0.7%
$955	Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser A (AMT) (a)	5.000%	07/01/17	$921,136

	Illinois 5.1%
1,000	Bartlett, IL Tax Increment Rev Rfdg Sr Lien Quarry Redev Proj	5.600	01/01/23	892,290
545	Clay Cnty, IL Hosp Rev (Prerefunded @ 12/01/08) (a)	5.500	12/01/10	557,862
500	Hodgkins, IL Tax Increment Rev Sr Lien Rfdg	5.000	01/01/14	500,650
31	Huntley, IL Spl Svc Area No 7 Spl Tax (f)	6.000	03/01/09	31,414
1,197	Huntley, IL Spl Svc Area No 7 Spl Tax Rfdg (AGL Insd) (a)	4.600	03/01/17	1,220,497
1,000	Illinois Dev Fin Auth Pollutn Ctl Rev Rfdg Amerencips, Ser A	5.500	03/01/14	949,630
500	Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	5.250	05/15/14	465,775
750	Illinois Fin Auth Rev Rfdg Fairview Oblig Group, Ser A	6.000	08/15/22	660,398
400	Lincolnshire, IL Spl Svc Area Sedgebrook Proj	5.000	03/01/11	390,656
202	Pingree Grove Village, IL Spl Svc Area No 1 Spl Tax Cambridge Lakes Proj, Ser 05	5.250	03/01/15	189,108
1,000	Round Lake Beach, IL Tax Increment Rev	4.650	12/15/13	988,700

				6,846,980

	Indiana 3.3%
1,000	Allen Cnty, IN Juvenile Just Ctr First Mtg (AMBAC Insd)	5.500	01/01/18	1,031,990
1,000	Carmel Cnty, IN Redev Auth Opt Income Tax Lease Rent Rev (MBIA Insd)	5.000	07/01/22	977,560
830	Hobart, IN Bldg Corp First Mtg (FGIC Insd) (a)	5.500	07/15/13	894,059
365	Indiana Hlth & Edl Fac Fin Auth Rev Rfdg Saint Francis (FSA Insd)	5.250	11/01/24	353,429
200	Indiana Hlth & Edl Fac Fin Auth Rev Rfdg Saint Francis (FSA Insd)	5.250	11/01/25	192,354
175	Indiana Hlth & Edl Fac Fin Auth Rev Rfdg Saint Francis (FSA Insd)	5.250	11/01/26	167,507
500	Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (GTY AGMT: Federal Express Co) (AMT)	5.100	01/15/17	452,905
400	Saint Joseph Cnty, IN Econ Dev Rev Holy Cross Vlg Notre Dame Proj, Ser A	5.750	05/15/13	386,832

				4,456,636

	Iowa 1.0%
1,000	Altoona, IA Urban Renewal Taxincrement Rev Annual Appropriation	5.625	06/01/23	918,840
500	Coralville, IA Ctf Partn, Ser D	5.250	06/01/22	460,925

				1,379,765

15
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Kansas 2.0%
$1,000	Burlington, KS Environmental Impt Rev KC Rfdg Pwr LT, Ser B (XLCA Insd)	5.000%	12/01/23	$1,012,890
500	Kansas St Dev Fin Auth Hlth Fac Rev Hays Med Ctr Inc, Ser L	5.250	11/15/16	503,955
1,000	Shawnee Cnty, KS Sch Dist 501 Topeka (Prerefunded @ 2/01/12)	5.000	02/01/20	1,058,600
120	Wyandotte Cnty, KS City KS Univ Brd of Public Util Office Bldg Complex Proj (MBIA Insd)	5.000	05/01/11	124,633

				2,700,078

	Kentucky 0.9%
310	Kentucky Hsg Corp Hsg Rev, Ser A (AMT)	5.000	01/01/23	274,294
1,000	Louisville & Jefferson Cnty, KY, Ser C (FSA Insd) (AMT)	5.500	07/01/17	979,200

				1,253,494

	Louisiana 2.0%
250	Colonial Pinnacle Cmnty Dev Dist Dev	6.750	05/01/23	235,480
596	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	518,651
1,000	Louisiana Pub Fac Auth Rev Christus Hlth Sub, Ser C-2 (AMBAC Insd) (g) (h)	8.500	07/01/41	1,000,000
1,000	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT)	5.250	11/01/37	961,580

				2,715,711

	Maryland 2.5%
1,000	Maryland St Econ Dev Corp Student Hsg Rev Univ MD College Pk Proj Rfdg (CIFG Insd)	5.000	06/01/13	1,010,710
625	Maryland St Econ Dev Corp Univ MD College Pk Proj (f)	5.750	06/01/13	688,312
500	Maryland St Hlth & Higher Ed Fac Auth Rev Johns Hopkins Hlth Sys, Ser B	5.000	05/15/48	517,925
250	Maryland St Hlth & Higher Ed Fac Auth Rev Washington Cnty Hosp	5.250	01/01/23	219,315
500	Maryland St Hlth & Higher King Farm Presbyterian Cmnty, Ser B	5.000	01/01/17	450,255
500	Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	4.700	07/01/15	471,185

				3,357,702

	Massachusetts 2.6%
1,500	Massachusetts St Hlth & Ed Fac Auth Rev Caregroup, Ser D (MBIA Insd)	5.250	07/01/23	1,413,135
2,250	Massachusetts St Hlth & Edl Fac Auth Rev Quincy Med Ctr, Ser A	5.850	01/15/18	2,091,240

				3,504,375

	Michigan 3.0%
1,000	Brighton, MI Area Sch Dist Rfdg (a)	5.250	05/01/18	1,030,310
1,000	Brighton, MI Area Sch Dist Rfdg	5.250	05/01/20	1,018,280
250	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig-Henry Ford Vlg (b)	6.000	11/15/18	234,987

16
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Michigan (Continued)
$500	Iron River, MI Hosp Fin Auth Rfdg Iron Cnty Cmnty Hosp	6.000%	05/15/20	$466,265
1,000	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A	5.500	01/15/47	1,018,310
250	Michigan St Strategic Fd Ltd Oblig United Waste Sys Proj (AMT)	5.200	04/01/10	249,138

				4,017,290

	Minnesota 0.6%
250	Dakota Cnty, MN Cmnty Dev Agy Multi Family Hsg Rev Rfdg Com On Marice Proj, Ser A	5.000	11/01/22	207,027
250	Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.500	11/01/17	231,738
430	Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.000	10/01/16	402,467

				841,232

	Mississippi 0.7%
1,000	Mississippi Business Fin Corp MS Polluntn Ctl Rev Sys Energy Res Inc Proj	5.875	04/01/22	923,260

	Missouri 5.6%
500	Fenton, MO Tax Increment Rev Gravois Bluffs Redev Proj Rfdg	5.000	04/01/13	514,810
610	Ferguson, MO Tax Increment Rev Crossing at Halls Ferry Rfdg (a)	5.500	04/01/14	596,720
1,350	Kansas City, MO Indl Dev Auth Plaza Lib Proj	6.000	03/01/16	1,330,911
1,000	Macon, MO Ctf Partn (MBIA Insd)	5.250	08/01/17	1,013,650
240	Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500	09/01/18	222,473
1,000	Missouri St Environmental Impt & Energy Res Auth K C Pwr & Lt Co Proj (AMT)	4.900	05/01/38	964,320
500	Raytown, MO Annual Raytown Live Redev Plan Proj 1	5.000	12/01/16	502,900
2,000	Saint Charles, MO Ctf Partn, Ser B	5.500	05/01/18	2,029,800
250	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.250	09/01/17	234,668

				7,410,252

	Nebraska 1.2%
1,500	University of NE Fac Corp Defd Maint (AMBAC Insd)	5.000	07/15/17	1,548,540

	Nevada 1.1%
1,400	Clark Cnty, NV Arpt Impt Rev Rfdg, Ser A (MBIA Insd) (g) (h)	9.750	07/01/12	1,400,000

	New Jersey 3.5%
1,500	New Jersey Econ Dev Auth Rev Cig Tax	5.500	06/15/16	1,404,825
1,000	New Jersey Hlthcare Fac Fin Auth Rev Saint Clare’s Hosp Inc Rfdg, Ser A (Radian Insd) (f)	5.250	07/01/20	1,041,360

17
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Jersey (Continued)
$500	New Jersey Hthcare Fac Fin Auth Rev Saint Josephs Hlthcare Sys	5.750%	07/01/15	$471,500
455	Rahway, NJ Ctf Partn (MBIA Insd)	5.500	02/15/16	469,665
565	Rahway, NJ Ctf Partn (MBIA Insd)	5.600	02/15/17	583,961
855	Tobacco Settlement Fin Corp NJ, Ser 1A	4.500	06/01/23	724,296

				4,695,607

	New Mexico 1.8%
1,000	Jicarilla, NM Apache Nation Rev, Ser A (Acquired 10/23/03, Cost $1,020,380) (e)	5.500	09/01/23	978,070
1,310	New Mexico Fin Auth Rev Sr Lien Pub Proj Revolving Fd, Ser B (MBIA Insd)	5.000	06/01/17	1,356,741

				2,334,811

	New York 2.4%
500	Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser A	5.750	11/15/22	483,550
85	Brookhaven, NY Indl Dev Agy Sr Residential Hsg Rev Woodcrest Estates Fac, Ser A (AMT)	5.875	12/01/09	85,780
1,000	Long Island Pwr Auth NY Elec Gen, Ser C (Prerefunded @ 9/01/13)	5.500	09/01/17	1,097,930
230	Madison Cnty, NY Indl Dev Agy Civic Fac Rev Oneida Hlth Sys Inc Proj, Ser A	4.500	02/01/17	211,269
500	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	499,970
780	New York City Indl Dev Agy Spl Fac Rev Term One Group Assn Proj (AMT)	5.000	01/01/10	789,009
5	Niagara Falls, NY Pub Impt (MBIA Insd)	6.900	03/01/20	5,005

				3,172,513

	North Carolina 1.8%
630	North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser D	6.450	01/01/14	649,070
500	North Carolina Med Care Commn Hlthcare Fac Rev Rfdg First Mtg Salemtowne (a)	5.000	10/01/15	483,940
250	North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.300	10/01/19	229,813
1,000	North Carolina Muni Pwr Agy, Ser A (MBIA Insd)	5.250	01/01/19	1,006,350

				2,369,173

	North Dakota 0.3%
500	Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.000	12/01/16	428,730

	Ohio 4.8%
500	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj	6.250	09/01/20	421,305
500	Athens Cnty, OH Hosp Fac Rev & Impt O’ Bleness Mem Rfdg, Ser A	6.250	11/15/13	488,215
2,235	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A2	5.125	06/01/24	1,865,957

18
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ohio (Continued)
$1,370	Cleveland, OH Non Tax Rev Cleveland Stad Proj Rfdg (AMBAC Insd)	5.125%	12/01/20	$1,374,137
185	Dayton, OH Spl Fac Rev Afco Cargo Day LLC Proj (AMT) (a)	6.000	04/01/09	183,868
1,500	Lorain Cnty, OH Hosp Rev Fac Catholic, Ser H (AGL Insd)	5.000	02/01/24	1,405,140
750	Ohio Muni Elec Generation Agy Jt Venture 5 Ctf Ben Int Rfdg (AMBAC Insd)	5.000	02/15/21	728,070

				6,466,692

	Oklahoma 0.4%
500	Chickasaw Nation, OK Hlth Sys (c)	5.375	12/01/17	475,120

	Oregon 0.8%
1,000	Port Morrow, OR Pollutn Ctl Portland Gen Rfdg, Ser A	5.200	05/01/33	1,005,140

	Pennsylvania 5.8%
500	Allegheny Cnty, PA Indl Dev Auth Lease Rev Residential Res Inc Proj	5.000	09/01/21	440,070
225	Allegheny Cnty, PA Redev Auth Rev Pittsburgh Mills Proj	5.100	07/01/14	219,771
1,120	Canon McMillan Sch Dist PA Rfdg, Ser A (MBIA Insd)	5.000	12/15/15	1,165,226
250	Lancaster Cnty, PA Hosp Auth Rev Brethren Vlg Proj, Ser A	5.200	07/01/12	248,895
500	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	5.000	01/01/17	480,665
500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsch Cont Care Proj	6.000	02/01/21	444,315
1,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 103 (AMT)	5.700	04/01/22	963,560
900	Philadelphia, PA Gas Wks Rev, Ser 3 (FSA Insd)	5.000	08/01/10	933,471
750	Philadelphia, PA Gas Wks Rev, Ser 18 (AGL Insd)	5.250	08/01/18	766,380
2,000	Philadelphia, PA Redev Auth Rev Neighborhood Trans, Ser A (FGIC Insd)	5.500	04/15/16	2,050,940

				7,713,293

	South Carolina 4.1%
1,000	Kershaw Cnty, SC Pub Sch Fndtn Installment Pwr Rev Kershaw Cnty Sch Dist Proj (CIFG Insd)	5.000	12/01/22	947,390
1,065	Lexington, SC Wtr & Swr Rev & Impt Comb Rfdg, Ser A (MBIA Insd) (a)	5.000	04/01/14	1,091,881
1,000	Piedmont Muni Pwr Agy SC Elec Rev, Ser A-2	5.000	01/01/24	906,460
500	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.000	05/01/12	479,395

19
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	South Carolina (Continued)
$135	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.125%	05/01/13	$128,038
2,000	Tobacco Settlement Rev Mgmt Auth SC Tob Settlement Rev Rfdg	5.000	06/01/18	1,919,680

				5,472,844

	Tennessee 2.5%
370	Chattanooga, TN Hlth Ed Hsg Fac CDFI Phase I LLC Proj Rfdg, Ser A	5.000	10/01/15	348,488
700	Franklin, TN Spl Sch Dist Cap Apprec (FSA Insd)	*	06/01/15	524,699
1,000	Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC Insd)	5.750	12/01/11	1,077,170
500	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.250	09/01/16	460,300
1,000	Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev, Ser C	5.250	06/01/18	985,930

				3,396,587

	Texas 6.0%
1,000	Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850	04/01/21	828,650
240	Dallas Cnty, TX Flood Ctl Dist Rfdg	6.750	04/01/16	247,296
500	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (MBIA Insd) (AMT)	5.750	11/01/18	488,030
500	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (MBIA Insd) (AMT)	6.000	11/01/23	468,855
1,000	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Baylor College Med, Ser A-4 (AMBAC Insd) (g) (h)	9.500	11/15/47	1,000,000
1,000	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Baylor College Med, Ser A-5 (AMBAC Insd) (g) (h)	9.000	11/15/47	1,000,000
500	Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc Proj	5.000	08/15/13	495,395
350	Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc Proj	5.000	08/15/19	317,492
500	Hopkins Cnty, TX Hosp Dist Hosp Rev	5.500	02/15/23	453,705
250	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem East Texas	5.125	02/15/22	222,240
500	Mesquite, TX Hlth Fac Dev Retirement Christian Care	5.000	02/15/15	481,605
500	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT)	6.000	08/01/20	493,940
1,000	North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	6.000	01/01/23	997,990
500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Buckner Retirement Svc Inc Proj	5.000	11/15/17	475,435

				7,970,633

	Utah 0.1%
150	Utah St Charter Sch Fin Auth Charter Sch Rev Channing Hall, Ser A (c)	5.750	07/15/22	133,566

20
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Virginia 0.9%
$1,000	Tobacco Settlement Fin Corp VA Asset Bkd	5.250%	06/01/19	$1,031,630
250	White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300	03/01/17	230,310

				1,261,940

	Washington 0.2%
200	Kalispel Tribe Indians Priority Dist WA Rev	6.200	01/01/16	195,902

	West Virginia 1.6%
250	Ohio Cnty, VA Cnty Commn Tax Increment Rev Fort Henry Ctr Fin Dist, Ser A	5.625	06/01/22	230,358
2,000	West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000	10/01/20	1,859,300

				2,089,658

	Wisconsin 1.7%
1,875	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT) (d)	5.300	09/01/23	1,713,881
500	Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty Hosp Inc, Ser A	5.500	08/15/14	483,660

				2,197,541

	Wyoming 0.7%
1,000	Wyoming Muni Pwr Agy Pwr Supply, Ser A	5.375	01/01/25	938,550

Total Long-Term Investments 95.6% (Cost $132,636,446)				127,612,017

Total Short-Term Investments 3.7% (Cost $4,945,000)				4,945,000

Total Investments 99.3% (Cost $137,581,446)				132,557,017

Liability for Floating Rate Note Obligations Related to Securities Held (3.4%) (Cost ($4,525,000))
(4,525)	Notes with interest rates ranging from 5.39% to 7.29% at September 30, 2008 and contractual maturities of collateral ranging from 2023 to 2025 (See Note 1) (i)			(4,525,000)

Total Net Investments 95.9% (Cost $133,056,446)				128,032,017

Other Assets in Excess of Liabilities 4.1%				5,452,468

Net Assets 100.0%				$133,484,485

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

21
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

(a)	The Fund owns 100% of the outstanding bond issuance.

(b)	Security purchased on a when-issued or delayed delivery basis.

(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d)	Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(e)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.1% of net assets.

(f)	Escrowed to Maturity

(g)	Variable Rate Coupon

(h)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(i)	Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2008.

AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
CIFG—CDC IXIS Financial Guaranty
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
GTY AGMT—Guarantee Agreement
MBIA—Municipal Bond Investors Assurance Corp.
Radian—Radian Asset Assurance
XLCA—XL Capital Assurance Inc.

22
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008

Assets:
Total Investments (Cost $137,581,446)	$132,557,017
Cash	1,372,250
Receivables:
Investments Sold	2,542,026
Interest	1,941,443
Fund Shares Sold	1,057,980
Other	135,682

Total Assets	139,606,398

Liabilities:
Payables:
Floating Rate Note Obligations	4,525,000
Investments Purchased	743,515
Fund Shares Repurchased	390,746
Income Distributions	90,267
Investment Advisory Fee	43,602
Distributor and Affiliates	31,124
Trustees’ Deferred Compensation and Retirement Plans	212,573
Accrued Expenses	85,086

Total Liabilities	6,121,913

Net Assets	$133,484,485

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$138,050,418
Accumulated Undistributed Net Investment Income	463,959
Accumulated Net Realized Loss	(5,463)
Net Unrealized Depreciation	(5,024,429)

Net Assets	$133,484,485

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $103,656,764 and 10,316,723 shares of beneficial interest issued and outstanding)	$10.05
Maximum sales charge (4.75%* of offering price)	0.50

Maximum offering price to public	$10.55

Class B Shares:
Net asset value and offering price per share (Based on net assets of $10,519,428 and 1,032,630 shares of beneficial interest issued and outstanding)	$10.19

Class C Shares:
Net asset value and offering price per share (Based on net assets of $18,424,893 and 1,836,117 shares of beneficial interest issued and outstanding)	$10.03

Class I Shares:
Net asset value and offering price per share (Based on net assets of $883,400 and 87,960 shares of beneficial interest issued and outstanding)	$10.04

*	On sales of $100,000 or more, the sales charge will be reduced.

23
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2008

Investment Income:
Interest	$5,817,946

Expenses:
Investment Advisory Fee	588,899
Distribution (12b-1) and Service Fees
Class A	231,647
Class B	30,008
Class C	143,209
Accounting and Administrative Expenses	77,138
Transfer Agent Fees	65,041
Professional Fees	64,663
Registration Fees	51,925
Interest and Residual Trust Expenses	47,980
Reports to Shareholders	29,266
Trustees’ Fees and Related Expenses	26,022
Custody	19,735
Other	26,262

Total Expenses	1,401,795
Expense Reduction	117,780
Less Credits Earned on Cash Balances	779

Net Expenses	1,283,236

Net Investment Income	$4,534,710

Realized and Unrealized Gain/Loss:
Net Realized Gain	$77,603

Unrealized Appreciation/Depreciation:
Beginning of the Period	1,892,489
End of the Period	(5,024,429)

Net Unrealized Depreciation During the Period	(6,916,918)

Net Realized and Unrealized Loss	$(6,839,315)

Net Decrease in Net Assets From Operations	$(2,304,605)

24
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

From Investment Activities:
Operations:
Net Investment Income	$4,534,710	$3,726,472
Net Realized Gain/Loss	77,603	(102,179)
Net Unrealized Depreciation During the Period	(6,916,918)	(947,962)

Change in Net Assets from Operations	(2,304,605)	2,676,331

Distributions from Net Investment Income:
Class A Shares	(3,525,581)	(2,770,289)
Class B Shares	(378,779)	(441,554)
Class C Shares	(437,480)	(373,168)
Class I Shares	(22,448)	(33,145)

Total Distributions	(4,364,288)	(3,618,156)

Net Change in Net Assets from Investment Activities	(6,668,893)	(941,825)

From Capital Transactions:
Proceeds from Shares Sold	74,551,458	26,136,611
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,384,884	2,714,649
Cost of Shares Repurchased	(43,527,174)	(31,830,839)

Net Change in Net Assets from Capital Transactions	34,409,168	(2,979,579)

Total Increase/Decrease in Net Assets	27,740,275	(3,921,404)
Net Assets:
Beginning of the Period	105,744,210	109,665,614

End of the Period (Including accumulated undistributed net investment income of $463,959 and $306,740, respectively)	$133,484,485	$105,744,210

25
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$10.59	$10.68		$10.69		$10.72	$10.76

Net Investment Income	0.41 (a)	0.38	(a)	0.37	(a)	0.36	0.37
Net Realized and Unrealized Gain/Loss	(0.55)	(0.10)		0.04		(0.01)	0.04

Total from Investment Operations	(0.14)	0.28		0.41		0.35	0.41

Less:
Distributions from Net Investment Income	0.40	0.37		0.37		0.37	0.37
Distributions from Net Realized Gain	-0-	-0-		0.05		0.01	0.08

Total Distributions	0.40	0.37		0.42		0.38	0.45

Net Asset Value, End of the Period	$10.05	$10.59		$10.68		$10.69	$10.72

Total Return* (b)	–1.42%	2.63%		3.91%		3.31%	3.84%
Net Assets at End of the Period (In millions)	$103.7	$81.4		$79.4		$88.2	$76.5
Ratio of Expenses to Average Net Assets*	1.00%	0.98%		0.99%		0.99%	0.93%
Ratio of Net Investment Income to Average Net Assets*	3.95%	3.54%		3.46%		3.32%	3.50%
Portfolio Turnover	61%	11%		21%		34%	60%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.95%	0.98%		0.99%		0.99%	0.93%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.10%	1.08%		1.09%		1.09%	1.03%
Ratio of Net Investment Income to Average Net Assets	3.85%	3.44%		3.36%		3.22%	3.40%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.06%	1.08%		1.09%		1.09%	1.03%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$10.73		$10.82		$10.82		$10.75		$10.78

Net Investment Income	0.41	(a)	0.38	(a)	0.39	(a)	0.40		0.30
Net Realized and Unrealized Gain/Loss	(0.56)		(0.10)		0.04		(0.03)		0.04

Total from Investment Operations	(0.15)		0.28		0.43		0.37		0.34

Less:
Distributions from Net Investment Income	0.39		0.37		0.38		0.29		0.29
Distributions from Net Realized Gain	-0-		-0-		0.05		0.01		0.08

Total Distributions	0.39		0.37		0.43		0.30		0.37

Net Asset Value, End of the Period	$10.19		$10.73		$10.82		$10.82		$10.75

Total Return* (b)	–1.45%	(c)	2.59%	(c)	4.13%	(c)	3.47%	(c)	3.15%	(c)
Net Assets at End of the Period (In millions)	$10.5		$11.1		$14.6		$16.9		$20.3
Ratio of Expenses to Average Net Assets*	1.05%	(c)	0.98%	(c)	0.78%	(c)	0.82%	(c)	1.67%	(c)
Ratio of Net Investment Income to Average Net Assets*	3.87%	(c)	3.55%	(c)	3.67%	(c)	3.51%	(c)	2.76%	(c)
Portfolio Turnover	61%		11%		21%		34%		60%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	1.00%	(c)	0.98%	(c)	0.78%	(c)	0.82%	(c)	1.67%	(c)
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.15%	(c)	1.08%	(c)	0.88%	(c)	0.92%	(c)	1.77%	(c)
Ratio of Net Investment Income to Average Net Assets	3.77%	(c)	3.45%	(c)	3.57%	(c)	3.41%	(c)	2.66%	(c)

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.11%	(c)	1.08%	(c)	0.88%	(c)	0.92%	(c)	1.77%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

27
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$10.57	$10.66		$10.68		$10.70		$10.73

Net Investment Income	0.33 (a)	0.30	(a)	0.29	(a)	0.29		0.30
Net Realized and Unrealized Gain/Loss	(0.55)	(0.10)		0.03		(0.01)		0.04

Total from Investment Operations	(0.22)	0.20		0.32		0.28		0.34

Less:
Distributions from Net Investment Income	0.32	0.29		0.29		0.29		0.29
Distributions from Net Realized Gain	-0-	-0-		0.05		0.01		0.08

Total Distributions	0.32	0.29		0.34		0.30		0.37

Net Asset Value, End of the Period	$10.03	$10.57		$10.66		$10.68		$10.70

Total Return* (b)	–2.17%	1.88%	(c)	3.04%		2.64%	(c)	3.17%	(c)
Net Assets at End of the Period (In millions)	$18.4	$13.0		$14.7		$16.5		$18.1
Ratio of Expenses to Average Net Assets*	1.75%	1.72%	(c)	1.74%		1.64%	(c)	1.66%	(c)
Ratio of Net Investment Income to Average Net Assets*	3.20%	2.81%	(c)	2.71%		2.69%	(c)	2.77%	(c)
Portfolio Turnover	61%	11%		21%		34%		60%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	1.70%	1.72%	(c)	1.74%		1.64%	(c)	1.66%	(c)
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.85%	1.82%	(c)	1.84%		1.74%	(c)	1.76%	(c)
Ratio of Net Investment Income to Average Net Assets	3.10%	2.71%	(c)	2.61%		2.59%	(c)	2.67%	(c)

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.81%	1.82%	(c)	1.84%		1.74%	(c)	1.76%	(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

28
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						August 12, 2005
						(Commencement of
	Year Ended September 30,					Operations) to
Class I Shares	2008	2007		2006		September 30, 2005

Net Asset Value, Beginning of the Period	$10.59	$10.67		$10.69		$10.70

Net Investment Income	0.45 (a)	0.40	(a)	0.39	(a)	0.05
Net Realized and Unrealized Gain/Loss	(0.58)	(0.09)		0.03		(0.01)

Total from Investment Operations	(0.13)	0.31		0.42		0.04

Less:
Distributions from Net Investment Income	0.42	0.39		0.39		0.05
Distributions from Net Realized Gain	-0-	-0-		0.05		-0-

Total Distributions	0.42	0.39		0.44		0.05

Net Asset Value, End of the Period	$10.04	$10.59		$10.67		$10.69

Total Return* (b)	–1.27%	2.98%		4.08%		0.38% **
Net Assets at End of the Period (In millions)	$0.9	$0.2		$0.9		$0.6
Ratio of Expenses to Average Net Assets*	0.73%	0.72%		0.72%		0.77%
Ratio of Net Investment Income to Average Net Assets*	4.33%	3.79%		3.73%		3.59%
Portfolio Turnover	61%	11%		21%		34%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.69%	0.72%		0.72%		0.77%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.83%	0.82%		0.82%		0.87%
Ratio of Net Investment Income to Average Net Assets	4.23%	3.69%		3.63%		3.49%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.79%	0.82%		0.82%		0.87%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized.

29
See Notes to Financial Statements

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008

1. Significant Accounting Policies
Van Kampen Intermediate Term Municipal Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2008, the Fund had $743,515 of when-issued or delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision

30

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. During the current year, the Fund utilized capital losses carried forward of $54,717.
At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$133,051,824

Gross tax unrealized appreciation	$604,183
Gross tax unrealized depreciation	(5,623,990)

Net tax unrealized depreciation on investments	$(5,019,807)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended September 30, 2008 and 2007 were as follows.

	2008	2007

Distributions paid from:
Ordinary income	$978	$336
Tax-exempt income	4,342,162	3,627,442

	$4,343,140	$3,627,778

Permanent differences, primarily due to the Fund’s investment in other regulated investment companies, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(13,203)	$13,203	$-0-

31

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,482
Undistributed tax-exempt income	757,533
Undistributed long-term capital gain	77

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book.

F. Credits Earned on Cash Balances During the year ended September 30, 2008, the Fund’s custody fee was reduced by $779 as a result of credits earned on cash balances.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investments assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2008, Fund investments with a value of $6,034,469 are held by the dealer trusts and serve as collateral for the $4,525,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2008 were $3,183,142 and 2.26%, respectively.

32

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Over $500 million	.45%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.00%, 1.05%, 1.75%, and 0.73% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended September 30, 2008, the Adviser waived or reimbursed approximately $117,800 of advisory fees or other expenses.
For the year ended September 30 2008, the Fund recognized expenses of approximately $10,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $55,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $30,100 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $111,100 are included in “Other” assets on the Statements of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year

33

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $43,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $14,500. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended September 30, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	Shares	Value	Shares	Value

Sales:
Class A	5,695,354	$59,629,064	2,069,571	$21,969,724
Class B	365,499	3,859,784	87,996	948,261
Class C	977,211	10,211,605	258,040	2,730,716
Class I	81,184	851,005	45,869	487,910

Total Sales	7,119,248	$74,551,458	2,461,476	$26,136,611

Dividend Reinvestment:
Class A	274,356	$2,861,672	207,569	$2,204,540
Class B	24,004	253,956	24,258	261,159
Class C	23,933	248,986	20,340	215,805
Class I	1,950	20,270	3,120	33,145

Total Dividend Reinvestment	324,243	$3,384,884	255,287	$2,714,649

Repurchases:
Class A	(3,341,761)	$(35,025,984)	(2,027,021)	$(21,501,383)
Class B	(391,926)	(4,167,529)	(429,923)	(4,619,061)
Class C	(395,541)	(4,155,245)	(427,744)	(4,534,247)
Class I	(17,032)	(178,416)	(111,522)	(1,176,148)

Total Repurchases	(4,146,260)	$(43,527,174)	(2,996,210)	$(31,830,839)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2008, the Fund received redemption fees of approximately $15,600 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

34

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $102,642,575 and $72,037,521, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the different types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. There were no futures transactions entered into during the year ended September 30, 2008.

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that my expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distributions and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing

35

Van Kampen Intermediate Term Municipal Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $7,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of September 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

36

Van Kampen Intermediate Term Municipal Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Intermediate Term Municipal Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the “Fund”)) as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Intermediate Term Municipal Income Fund of the Van Kampen Tax Free Trust at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 19, 2008

37

Van Kampen Intermediate Term Municipal Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2008. The Fund designated 100% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

38

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

39

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

40

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

41

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1993	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

42

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

43

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1993	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

44

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

45

Van Kampen Intermediate Term Municipal Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

46

Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Intermediate Term Municipal Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

138, 338, 538, 638
INFANN 11/08
IU08-05764P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen New York Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Lehman Brothers Municipal Bond Index and the Lehman Brothers New York Municipal Bond Index from 9/30/98 through 9/30/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares
	since 7/29/94		since 7/29/94		since 7/29/94
		w/max		w/max		w/max
		4.75%		4.00%		1.00
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales
Total Returns	charges	charge	charges	charge	charges	charge
Since Inception	5.03%	4.67%	4.59%	4.59%	4.25%	4.25%
10-year	3.48	2.98	2.86	2.86	2.72	2.72
5-year	1.79	0.80	1.26	1.01	1.02	1.02
1-year	–6.32	–10.78	–6.22	–9.80	–7.04	–7.93

30-Day SEC Subsidized Yield	4.60%		4.84%		4.04%

30-Day SEC Yield	4.35%		4.58%		3.78%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended September 30, 2008, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect its conversion into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods less than one year are not annualized. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Lehman Brothers NY Municipal Bond Index tracks the performance of NY issued municipal bonds rated at least Baa or BBB by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, and with maturities of 2 years or greater. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended September 30, 2008

Market Conditions

The broad financial markets were highly volatile throughout the reporting period as the credit crisis intensified, the housing market continued to decline, inflationary pressures grew and the economy appeared headed into recession. In early September 2008, investor confidence plummeted and the markets began a downward spiral following the government’s takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. In the weeks that followed, several other financial institutions were forced into mergers, rescued by government loans, or failed altogether as the value of their assets severely eroded. The credit markets became paralyzed as banks refused to lend while investors fled risky assets in favor of Treasury securities. In an effort to unlock the credit markets the Federal government interceded with various supportive measures including a $700 billion bailout plan.

The municipal bond market had already been under pressure for several months prior to September, due in part to the credit rating downgrades of various monoline bond insurers and the deterioration of the auction rate and variable rate markets. The failure of Lehman Brothers, however, prompted a wave of forced selling in the municipal market as leveraged buyers, mutual funds and brokerage firms began deleveraging, putting significant pressure on prices and severely eroding liquidity. As a result, municipal yields rose, particularly on the long end of the yield curve, far exceeding those of comparable Treasuries by the end of the period. For the third quarter of 2008, the short end of the curve outperformed the long end by roughly 870 basis points. The disparity in performance was even greater over the one-year reporting period as the short end outperformed by more than 1,400 basis points. As would be expected in this risk-averse and volatile environment, higher-quality municipal bonds outperformed lower-quality issues. For the overall period, high yield municipal spreads widened from approximately 165 basis points to 305 basis points.

The state of New York benefits from its broad-based and wealthy economy and has seen an improvement in its finances and budgetary reserves over the past few years. However, the national housing and economic slowdown as well as the volatility in the financial markets will pose challenges for the state over the next year. We continue to monitor the state’s fiscal position during the financial crisis and will look for opportunities to invest in more stable sectors.

2

Performance Analysis

All share classes of Van Kampen New York Tax Free Income Fund underperformed the Lehman Brothers New York Municipal Bond Index and the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended September 30, 2008

Lehman Brothers
			New York	Lehman Brothers
			Municipal Bond	Municipal Bond
Class A	Class B	Class C	Index	Index

–6.32%	–6.22%	–7.04%	–1.12%	–1.87%

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

An emphasis on higher-yielding, lower-rated bonds and bonds with longer maturities was the primary contributor to the Fund’s relative underperformance for the reporting period. The Fund was positioned this way in an effort to enhance its yield. Unfortunately, over the course of the period the short end of the municipal yield curve outpaced the long end and the emphasis on bonds with longer maturities was disadvantageous. The Fund’s overweight to lower-rated issues hindered performance as the flight to quality that persisted throughout most of the period led the higher-quality segment of the market to outperform. In particular, holdings in non-rated bonds and triple-B rated health care, tobacco, and industrial development revenue bonds hindered performance as these sectors all suffered amid ongoing spread widening.

Other positions, however, were additive to performance. The Fund’s holdings of pre-refunded bonds enhanced returns as these shorter-maturity securities benefited from the outperformance of the short end of the municipal yield curve. Additionally, holdings in municipal auction rate securities with zero duration (a measure of interest-rate sensitivity) were beneficial to performance for the period as the yields on these securities remained well above those of long-maturity municipal bonds.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Ratings Allocations as of 9/30/08

AAA/Aaa	20.7%
AA/Aa	39.7
A/A	10.5
BBB/Baa	14.6
BB/Ba	5.2
Non-Rated	9.3

Top 5 Sectors as of 9/30/08

Hospital	17.2%
General Purpose	13.4
Student Housing	6.9
Higher Education	6.7
Bridge, Tunnel & Road	6.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of total investments. Top Five sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor’s and Moody’s, respectively.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$953.62	$4.10
Hypothetical	1,000.00	1,020.80	4.24
(5% annual return before expenses)

Class B
Actual	1,000.00	953.50	4.25
Hypothetical	1,000.00	1,020.65	4.39
(5% annual return before expenses)

Class C
Actual	1,000.00	949.94	7.75
Hypothetical	1,000.00	1,017.05	8.02
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84%, 0.87%, and 1.59% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$953.62	$3.52
Hypothetical	1,000.00	1,021.40	3.64
(5% annual return before expenses)

Class B
Actual	1,000.00	953.50	3.66
Hypothetical	1,000.00	1,021.25	3.79
(5% annual return before expenses)

Class C
Actual	1,000.00	949.94	7.17
Hypothetical	1,000.00	1,017.65	7.41
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.72%, 0.75%, and 1.47% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and,

9

after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the

10

profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 106.4% New York 104.5%
$2,000	Albany, NY Indl Dev Agy Civic Fac Rev Albany Law Sch Univ, Ser A	5.000%	07/01/31	$1,649,020
600	Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser A	5.250	11/15/32	511,164
400	Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser D	5.750	11/15/27	376,556
1,290	Albany, NY Indl Dev Agy Indl Dev Rev Albany College of Pharmacy, Ser A	5.625	12/01/34	1,116,946
1,200	Broome Cnty, NY Indl Dev Continuing Care Retirement Good Shepard Vlg, Ser A	6.875	07/01/40	1,111,908
395	Dutchess Cnty, NY Indl Dev Agy Civic Fac Rev Elant Fishkill Inc, Ser A	5.250	01/01/37	296,408
1,000	East Rochester, NY Hsg Auth Rev Sr Living Woodland Vlg Proj Rfdg	5.500	08/01/33	788,210
1,250	Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of Buffalo Proj (FSA Insd)	5.750	05/01/21	1,304,737
1,250	Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of Buffalo Proj (FSA Insd)	5.750	05/01/22	1,285,612
1,000	Erie Cnty, NY Tob Asset Sec Corp, Ser A	5.000	06/01/45	750,570
1,530	Hempstead Town, NY Indl Dev Adelphi Univ Civic Fac	5.000	10/01/35	1,397,012
1,250	Hempstead Town, NY Indl Dev Adelphi Univ Civic Fac	5.750	06/01/22	1,263,037
1,290	Islip, NY Res Recovery Agy Res 1985 Fac, Ser E (FSA Insd) (AMT)	5.750	07/01/22	1,243,586
1,000	Livingston Cnty, NY Indl Dev Agy Civic Fac Rev Nicholas H Noyes Mem Hosp	6.000	07/01/30	849,620
1,000	Metropolitan Trans Auth NY Rev Rfdg, Ser A (AMBAC Insd)	5.500	11/15/19	1,023,900
1,500	Metropolitan Trans Auth NY Rev, Ser A	5.000	11/15/23	1,426,515
1,000	Metropolitan Trans Auth NY Svc Contract Rfdg, Ser A	5.125	01/01/29	934,770
1,000	Monroe Cnty, NY Indl Dev Agy Nazareth College Rochester Proj (MBIA Insd)	5.250	10/01/21	1,005,010
1,320	Montgomery Cnty, NY Indl Dev Agy Lease Rev HFM Boces, Ser A (XLCA Insd)	5.000	07/01/34	1,200,698
2,000	Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harborside, Ser A	6.700	01/01/43	1,915,140
1,500	Nassau Cnty, NY, Ser C (FSA Insd)	5.000	07/01/22	1,472,835
1,500	New York City Hlth & Hosp Corp Rev Hlth Sys, Ser A (FSA Insd)	5.500	02/15/18	1,552,380
1,000	New York City Hlth & Hosp Corp Rev Hlth Sys, Ser A (FSA Insd)	5.500	02/15/19	1,027,120
2,000	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser B1 (AMT)	5.150	11/01/37	1,701,940

12
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$1,000	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser E1 (AMT)	5.350%	11/01/37	$866,840
1,000	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser K (AMT)	5.000	11/01/37	807,280
1,000	New York City Hsg Dev Corp, Ser A (AMT)	5.500	11/01/34	892,290
435	New York City Indl Dev Agy Civic Fac Rev Cmnty Res Developmentally Disabled	7.500	08/01/26	440,781
1,180	New York City Indl Dev Agy Civic Fac Rev Ctr for Nursing, Ser B	5.375	08/01/27	924,105
1,405	New York City Indl Dev Agy Fac Rev Royal Charter-NY Presbyterian (FSA Insd)	5.375	12/15/16	1,455,735
500	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	499,970
500	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.500	03/01/35	504,065
1,125	New York City Indl Dev Agy Rev Liberty Iac/Interactive Corp	5.000	09/01/35	904,961
2,000	New York City Indl Dev Agy Spl Fac Rev Term One Group Assn Proj (AMT) (a)	5.500	01/01/19	1,915,680
4,000	New York City Muni Fin Auth Wtr & Swr Sys Rev, Ser D (a)	5.000	06/15/37	3,712,680
500	New York City Muni Wtr Fin, Ser B	6.000	06/15/33	529,430
2,500	New York City, Ser A	5.500	08/01/20	2,533,850
1,500	New York City, Ser G	5.000	08/01/24	1,427,370
2,390	New York City, Ser G	5.000	12/01/28	2,225,998
1,500	New York City, Ser J	5.000	03/01/24	1,428,630
1,000	New York City Transitional Cultural Res Rev Amern Museum Nat History Rfdg, Ser A (MBIA Insd)	5.000	07/01/44	919,160
1,335	New York City Transitional Fin Auth Rev Future Tax Secd, Ser C (AMBAC Insd)	5.250	08/01/21	1,341,341
1,025	New York City Transitional Future Tax Secd, Ser B	5.500	02/01/15	1,073,729
750	New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 08/07/06, Cost $750,000) (c)(h)	6.125	02/15/19	262,155
2,000	New York St Dorm Auth Rev Catholic Hlth L.I. Oblig Group	5.000	07/01/27	1,766,220
1,000	New York St Dorm Auth Rev City Univ Cons Third, Ser 1 (FGIC Insd)	5.250	07/01/25	1,000,250
1,230	New York St Dorm Auth Rev City Univ Rfdg, Ser D (FSA Insd)	5.750	07/01/12	1,299,015
650	New York St Dorm Auth Rev City Univ Sys Cons, Ser A	5.625	07/01/16	698,906
1,000	New York St Dorm Auth Rev City Univ Sys Cons, Ser B	6.000	07/01/14	1,068,670
1,890	New York St Dorm Auth Rev Dept Ed (b)	5.250	07/01/21	1,903,835

13
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$1,000	New York St Dorm Auth Rev Insd Brooklyn Law Sch, Ser B (XLCA Insd)	5.375%	07/01/23	$955,290
1,040	New York St Dorm Auth Rev Insd NY St Rehab Assn, Ser A (AMBAC Insd) (b)	5.500	07/01/15	1,090,638
1,200	New York St Dorm Auth Rev Miriam Osborn Mem Home, Ser B (ACA Insd)	6.375	07/01/29	1,127,112
2,000	New York St Dorm Auth Rev Mtg Montefiore Hosp (FHA Gtd)	5.000	08/01/33	1,776,260
1,000	New York St Dorm Auth Rev Non St Supported Debt L I Jewish (a)	5.000	11/01/26	887,480
1,000	New York St Dorm Auth Rev Non St Supported Debt L I Jewish (a)	5.000	11/01/34	858,415
2,000	New York St Dorm Auth Rev Non St Supported Debt Mt Sinai NYU Hlth, Ser C	5.500	07/01/26	1,840,280
3,000	New York St Dorm Auth Rev Non St Supported Debt NYU Hosp Ctr, Ser A	5.000	07/01/36	2,418,180
1,000	New York St Dorm Auth Rev Non St Supported Debt Orange Reg Med Ctr	6.500	12/01/21	971,510
2,000	New York St Dorm Auth Rev Non St Supported Debt Providence Rest (ACA Insd)	5.250	07/01/25	1,610,400
1,500	New York St Dorm Auth Rev Non St Supported Sch Dist Fin Prog, Ser B (FSA Insd)	5.000	04/01/36	1,412,505
750	New York St Dorm Auth Rev Nursing Home Menorah Campus (FHA Gtd)	5.950	02/01/17	756,863
1,000	New York St Dorm Auth Rev Secd Hosp North Gen Hosp Rfdg	5.750	02/15/18	1,040,350
1,000	New York St Dorm Auth Rev St Supported Debt Lease St Univ Dorm Fac, Ser A	5.000	07/01/25	949,840
1,000	New York St Dorm Auth Rev St Supported Debt Lease St Univ Dorm Fac, Ser A	5.000	07/01/26	944,790
2,000	New York St Dorm Auth Rev St Supported Debt Mental Hlth Svc Fac, Ser C (FSA Insd) (AMT)	5.250	02/15/28	1,801,860
365	New York St Dorm Auth Rev St Supported Debt Mental Hlth Svc Ser B (MBIA Insd)	5.250	08/15/31	343,239
500	New York St Energy Resh & Dev Auth Gas Fac Rev Brooklyn Union Gas, Ser B (AMT) (d)	10.585	07/01/26	502,815
1,000	New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Pooled Fin Pgm, Ser I	5.250	09/15/19	1,028,760
2,280	New York St Loc Assistance Corp Rfdg, Ser E	6.000	04/01/14	2,481,301
620	New York St Mtg Agy Rev Homeowner Mtg, Ser 82 (AMT)	5.650	04/01/30	627,223
875	New York St Mtg Agy Rev Homeowner Mtg, Ser 101 (AMT)	5.400	04/01/32	774,218
2,390	New York St Twy Auth Second Gen Hwy & Brdg Tr Fd, Ser B	5.000	04/01/25	2,288,951

14
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$500	New York St Urban Dev Corp Rev Correctional Fac Rfdg, Ser A	5.500%	01/01/14	$533,525
220	Oneida Cnty, NY Indl Dev Agy Civic Fac Saint Elizabeth Med, Ser A	5.875	12/01/29	190,362
2,000	Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl Arpt Terminal 6 (MBIA Insd) (AMT)	5.750	12/01/22	1,860,500
1,000	Rensselaer Cnty, NY Indl Dev Agy Indl Dev Rev Franciscan Heights LP Proj, Ser A (AMT) (LOC: JPMorgan Chase Bank)	5.375	12/01/36	937,330
1,000	Rockland Cnty, NY Solid Waste, Ser B (AMBAC Insd) (AMT)	5.000	12/15/23	862,450
1,500	Saratoga Cnty, NY Wtr Auth Water Sys	5.000	09/01/38	1,382,220
1,000	Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A (e)	5.000	12/01/23	829,530
1,475	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Eastrn Long Island Hosp Assn (e)	5.375	01/01/27	1,162,212
825	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Family Svc League Suffolk Cnty (LOC:
	Fleet National Bank)	5.000	11/01/34	749,414
250	Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375	03/01/21	255,113
2,000	Tobacco Settlement Fin Corp NY, Ser B	5.500	06/01/22	2,009,640
325	Triborough Brdg & Tunl Auth NY Rev Gen Purp, Ser A	5.000	01/01/32	305,009
2,000	Triborough Brdg & Tunl Auth NY Rev Gen Purp, Ser A	5.250	01/01/18	2,062,240
2,500	Triborough Brdg & Tunl Auth NY Rev Gen Purp, Ser C (AMBAC Insd) (b) (f) (g)	8.250	01/01/32	2,500,000
1,090	Tsasc, Inc NY, Ser 1	5.000	06/01/34	846,134
2,500	Tsasc, Inc NY, Ser 1	5.125	06/01/42	1,929,025
1,000	Ulster Cnty, NY Res Recovery Agy Solid Waste Sys Rev Rfdg (AMBAC Insd)	5.250	03/01/18	1,021,680
160	Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Rev (AMBAC Insd)	5.750	04/01/20	164,131
310	Utica, NY Indl Dev Agy Civic Fac Rev Utica College Proj, Ser A	5.750	08/01/28	269,644
1,000	Warren & Washington Cnty, NY Indl Dev Agy Civic Fac Rev Glens Falls Hosp Proj, Ser A (FSA Insd)	5.000	12/01/35	927,180
500	Westchester Cnty, NY Indl Dev Agy Mtg Kendal on Hudson Proj, Ser A	6.375	01/01/24	472,710
1,000	Westchester Cnty, NY Indl Dev Guiding Eyes For The Blind	5.375	08/01/24	905,270
2,000	Westchester Tob Asset Sec Corp NY	5.125	06/01/45	1,534,480

15
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$1,000	Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty Dev Ppty Yonkers Inc, Ser A (Prerefunded @ 2/01/11)	6.625%	02/01/26	$1,084,260

				112,889,979

	Puerto Rico 0.9%
1,000	Puerto Rico Elec Pwr Auth Rev, Ser WW	5.500	07/01/21	976,640

	U.S. Virgin Islands 1.0%
1,000	Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt, Ser A	6.375	10/01/19	1,025,330

Total Investments 106.4% (Cost $124,505,943)				114,891,949

Liability for Floating Rate Note Obligations related to Securities Held (5.6%) (Cost ($6,010,000))
(6,010)	Notes with interest rates ranging from 5.85% to 6.32% at September 30, 2008 and contractual maturities of collateral ranging from 2019 to 2037 (See Note 1) (i)			(6,010,000)

Total Net Investments 100.8% (Cost $118,495,943)				108,881,949

Liabilities in Excess of Other Assets (0.8%)				(846,138)

Net Assets 100.0%				$108,035,811

Percentages are calculated as a percentage of net assets.

(a)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(b)	The Fund owns 100% of the outstanding bond issuance.

(c)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.2% of net assets.

(d)	Inverse Floating Rate. The interest rates shown reflect the rates in effect at September 30, 2008.

(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(g)	Variable Rate Coupon

16
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Portfolio of Investments  ■  September 30, 2008  continued

(h)	Non-income producing security.

(i)	Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2008.

ACA—American Capital Access
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
FGIC—Financial Guaranty Insurance Co.
FHA—Federal Housing Administration
FSA—Financial Security Assurance Inc.
LOC—Letter of Credit
MBIA—Municipal Bond Investors Assurance Corp.
XLCA—XL Capital Assurance Inc.

17
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008

Assets:
Total Investments (Cost $124,505,943)	$114,891,949
Receivables:
Interest	1,722,262
Fund Shares Sold	111,718
Investments Sold	15,000
Other	91,992

Total Assets	116,832,921

Liabilities:
Payables:
Floating Rate Note Obligations	6,010,000
Custodian Bank	2,194,972
Fund Shares Repurchased	186,235
Income Distributions	105,386
Investment Advisory Fee	20,961
Distributor and Affiliates	6,227
Trustees’ Deferred Compensation and Retirement Plans	167,785
Accrued Expenses	105,544

Total Liabilities	8,797,110

Net Assets	$108,035,811

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$119,028,297
Accumulated Undistributed Net Investment Income	234,032
Accumulated Net Realized Loss	(1,612,524)
Net Unrealized Depreciation	(9,613,994)

Net Assets	$108,035,811

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $74,376,020 and 5,197,722 shares of beneficial interest issued and outstanding)	$14.31
Maximum sales charge (4.75%* of offering price)	0.71

Maximum offering price to public	$15.02

Class B Shares:
Net asset value and offering price per share (Based on net assets of $15,015,574 and 1,052,533 shares of beneficial interest issued and outstanding)	$14.27

Class C Shares:
Net asset value and offering price per share (Based on net assets of $18,644,217 and 1,304,844 shares of beneficial interest issued and outstanding)	$14.29

*	On sales of $100,000 or more, the sales charge will be reduced.

18
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2008

Investment Income:
Interest	$6,302,377

Expenses:
Investment Advisory Fee	555,611
Distribution (12b-1) and Service Fees
Class A	199,856
Class B	30,558
Class C	196,595
Interest and Residual Trust Expenses	184,703
Professional Fees	72,756
Accounting and Administrative Expenses	58,394
Transfer Agent Fees	51,825
Reports to Shareholders	47,675
Trustees’ Fees and Related Expenses	23,972
Custody	22,515
Registration Fees	16,569
Other	18,219

Total Expenses	1,479,248
Expense Reduction	295,538
Less Credits Earned on Cash Balances	1,705

Net Expenses	1,182,005

Net Investment Income	$5,120,372

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(1,670,717)

Unrealized Appreciation/Depreciation:
Beginning of the Period	1,489,643
End of the Period	(9,613,994)

Net Unrealized Depreciation During the Period	(11,103,637)

Net Realized and Unrealized Loss	$(12,774,354)

Net Decrease in Net Assets From Operations	$(7,653,982)

19
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

From Investment Activities:
Operations:
Net Investment Income	$5,120,372	$4,849,974
Net Realized Gain/Loss	(1,670,717)	246,559
Net Unrealized Depreciation During the Period	(11,103,637)	(3,665,365)

Change in Net Assets from Operations	(7,653,982)	1,431,168

Distributions from Net Investment Income:
Class A Shares	(3,627,282)	(3,319,285)
Class B Shares	(869,093)	(945,559)
Class C Shares	(745,022)	(620,061)

	(5,241,397)	(4,884,905)

Distributions from Net Realized Gain:
Class A Shares	(94,394)	(112,999)
Class B Shares	(22,820)	(41,402)
Class C Shares	(24,133)	(26,599)

	(141,347)	(181,000)

Total Distributions	(5,382,744)	(5,065,905)

Net Change in Net Assets from Investment Activities	(13,036,726)	(3,634,737)

From Capital Transactions:
Proceeds from Shares Sold	28,822,686	31,644,946
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,929,806	3,695,428
Cost of Shares Repurchased	(33,364,748)	(29,862,385)

Net Change in Net Assets from Capital Transactions	(612,256)	5,477,989

Total Increase/Decrease in Net Assets	(13,648,982)	1,843,252
Net Assets:
Beginning of the Period	121,684,793	119,841,541

End of the Period (Including accumulated undistributed net investment income of $234,032 and $351,015, respectively)	$108,035,811	$121,684,793

20
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class A Shares	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$16.01	$16.47		$16.67		$16.60	$16.40

Net Investment Income	0.69 (a)	0.67	(a)	0.66	(a)	0.64	0.65
Net Realized and Unrealized Gain/Loss	(1.66)	(0.43)		0.11		0.06	0.17

Total from Investment Operations	(0.97)	0.24		0.77		0.70	0.82

Less:
Distributions from Net Investment Income	0.71	0.68		0.65		0.63	0.62
Distributions from Net Realized Gain	0.02	0.02		0.32		-0-	-0-

Total Distributions	0.73	0.70		0.97		0.63	0.62

Net Asset Value, End of the Period	$14.31	$16.01		$16.47		$16.67	$16.60

Total Return* (b)	–6.32%	1.34%		4.96%		4.29%	5.13%
Net Assets at End of the Period (In millions)	$74.4	$82.3		$73.8		$67.8	$62.2
Ratio of Expenses to Average Net Assets*	0.89%	0.81%		0.73%		0.76%	0.76%
Ratio of Net Investment Income to Average Net Assets*	4.44%	4.12%		4.05%		3.87%	3.94%
Portfolio Turnover	34%	13%		30%		41%	15%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.73%	0.72%		0.73%		0.76%	0.76%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.14%	1.06%		0.98%		1.01%	1.09%
Ratio of Net Investment Income to Average Net Assets	4.19%	3.87%		3.80%		3.62%	3.60%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.98%	0.97%		0.98%		1.01%	1.09%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class B Shares	2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$15.97		$16.43		$16.63		$16.58	$16.38

Net Investment Income	0.70	(a)	0.60	(a)	0.54	(a)	0.52	0.52
Net Realized and Unrealized Gain/Loss	(1.65)		(0.43)		0.11		0.04	0.18

Total from Investment Operations	(0.95)		0.17		0.65		0.56	0.70

Less:
Distributions from Net Investment Income	0.73		0.61		0.53		0.51	0.50
Distributions from Net Realized Gain	0.02		0.02		0.32		-0-	-0-

Total Distributions	0.75		0.63		0.85		0.51	0.50

Net Asset Value, End of the Period	$14.27		$15.97		$16.43		$16.63	$16.58

Total Return* (b)	–6.22%	(c)	0.95%	(c)	4.18%		3.40%	4.36%
Net Assets at End of the Period (In millions)	$15.0		$20.5		$28.6		$33.9	$38.6
Ratio of Expenses to Average Net Assets*	0.81%	(c)	1.23%	(c)	1.48%		1.51%	1.51%
Ratio of Net Investment Income to Average Net Assets*	4.52%	(c)	3.69%	(c)	3.30%		3.12%	3.19%
Portfolio Turnover	34%		13%		30%		41%	15%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	0.65%	(c)	1.14%	(c)	1.48%		1.51%	1.51%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.06%	(c)	1.48%	(c)	1.73%		1.76%	1.84%
Ratio of Net Investment Income to Average Net Assets	4.27%	(c)	3.44%	(c)	3.05%		2.87%	2.85%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	0.90%	(c)	1.39%	(c)	1.73%		1.76%	1.84%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

22
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended September 30,
Class C Shares	2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$15.99	$16.45		$16.65		$16.59		$16.39

Net Investment Income	0.58 (a)	0.55	(a)	0.54	(a)	0.52		0.52
Net Realized and Unrealized Gain/Loss	(1.67)	(0.43)		0.11		0.05		0.18

Total from Investment Operations	(1.09)	0.12		0.65		0.57		0.70

Less:
Distributions from Net Investment Income	0.59	0.56		0.53		0.51		0.50
Distributions from Net Realized Gain	0.02	0.02		0.32		-0-		-0-

Total Distributions	0.61	0.58		0.85		0.51		0.50

Net Asset Value, End of the Period	$14.29	$15.99		$16.45		$16.65		$16.59

Total Return* (b)	–7.04%	0.66%	(c)	4.14%	(c)	3.46%	(c)	4.36%
Net Assets at End of the Period (In millions)	$18.6	$18.9		$17.4		$18.1		$17.5
Ratio of Expenses to Average Net Assets*	1.64%	1.55%	(c)	1.46%	(c)	1.47%	(c)	1.51%
Ratio of Net Investment Income to Average Net Assets*	3.70%	3.37%	(c)	3.32%	(c)	3.14%	(c)	3.19%
Portfolio Turnover	34%	13%		30%		41%		15%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)*	1.48%	1.46%	(c)	1.46%	(c)	1.47%	(c)	1.51%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.89%	1.80%	(c)	1.71%	(c)	1.72%	(c)	1.84%
Ratio of Net Investment Income to Average Net Assets	3.45%	3.12%	(c)	3.10%	(c)	2.89%	(c)	2.85%

Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.73%	1.71%	(c)	1.71%	(c)	1.72%	(c)	1.84%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

23
See Notes to Financial Statements

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008

1. Significant Accounting Policies
Van Kampen New York Tax Free Income Fund (the “Fund”) is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class. As of September 30, 2008, there have been no sales of Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2008, there were no when-issued or delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

24

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.
At September 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$118,272,279

Gross tax unrealized appreciation	792,007
Gross tax unrealized depreciation	(10,182,337)

Net tax unrealized depreciation on investments	$(9,390,330)

E. Distribution of Income and Gains The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.
The tax character of distributions paid during the years ended September 30, 2008 and 2007 was as follows:

	2008	2007

Distributions paid from:
Ordinary income	$1,340	$7,504
Tax-exempt income	5,255,748	4,864,884
Long-term capital gain	141,267	181,000

	$5,398,355	$5,053,388

Permanent differences, primarily due to excise taxes paid which are non deductible for tax purposes, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$4,042	$1,498	$(5,540)

25

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$318
Undistributed tax-exempt income	498,075

Net realized gains or losses may differ for financial reporting and tax purposes as a result of gains or losses recognized on securities for tax purposes but not for book purposes and post October losses of $1,826,601, which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credits Earned on Cash Balances During the year ended September 30, 2008, the Fund’s custody fee was reduced by $1,705 as a result of credits earned on cash balances.

G. Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2008, Fund investments with a value of $7,374,255 are held by the dealer trusts and serve as collateral for the $6,010,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2008 were $4,846,950 and 3.81%, respectively.

26

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, Van Kampen Asset Management (“the Adviser”) will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.470%
Over $500 million	.445%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.89%, 0.81%, and 1.64% for Classes A, B, and C Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended September 30, 2008, the Adviser waived or reimbursed approximately $295,500 of advisory fees or other expenses.
For the year ended September 30, 2008, the Fund recognized expenses of approximately $11,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $50,100, representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2008, the Fund recognized expenses of approximately $23,500 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $70,000 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a

27

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $26,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $36,400. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended September 30, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	Shares	Value	Shares	Value

Sales:
Class A	1,351,842	$21,089,271	1,535,307	$25,062,602
Class B	82,949	1,295,726	96,750	1,586,178
Class C	411,493	6,437,689	306,654	4,996,166

Total Sales	1,846,284	$28,822,686	1,938,711	$31,644,946

Dividend Reinvestment:
Class A	177,292	$2,734,663	156,432	$2,553,492
Class B	43,957	677,878	43,499	708,551
Class C	33,588	517,265	26,581	433,385

Total Dividend Reinvestment	254,837	$3,929,806	226,512	$3,695,428

Repurchases:
Class A	(1,468,237)	$(22,797,808)	(1,037,755)	$(16,785,256)
Class B	(358,404)	(5,537,790)	(597,695)	(9,710,635)
Class C	(322,913)	(5,029,150)	(207,771)	(3,366,494)

Total Repurchases	(2,149,554)	$(33,364,748)	(1,843,221)	$(29,862,385)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2008, the Fund did not receive any redemption fees. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $45,761,871 and $40,302,561, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

28

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

The Fund may use derivative instruments for a variety of reasons such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio’s effective maturity and duration. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the different types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund may invest in futures contracts, a type of derivative investment. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no futures transactions entered into during the year ended September 30, 2008.

B. Inverse Floating Rate Investments The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of

29

Van Kampen New York Tax Free Income Fund
Notes to Financial Statements  ■  September 30, 2008  continued

Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $12,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of September 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

30

Van Kampen New York Tax Free Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen New York Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen New York Tax Free Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the “Fund”)) as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen New York Tax Free Income Fund of the Van Kampen Tax Free Trust at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 19, 2008

31

Van Kampen New York Tax Free Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services, Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2008. The Fund designated 100.0% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $141,267 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

32

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

33

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

34

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1994	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

35

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1994	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

36

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

37

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1994	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

38

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

39

Van Kampen New York Tax Free Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

40

Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen New York Tax Free Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

235, 325, 425
NYTFANN 11/08
IU08-05766P-Y09/08

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and November 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. All three editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2008
	Registrant		Covered Entities(1)
Audit Fees	$284,700		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$18,600	(3)	$144,357	(4)
All Other Fees	$0		$652,677	(5)
Total Non-Audit Fees	$18,600		$1,097,234

Total	$303,300		$1,097,234

2007
	Registrant		Covered Entities(1)
Audit Fees	$256,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$781,800	(2)
Tax Fees	$17,025	(3)	$59,185	(4)
All Other Fees	$0		$74,100	(5)
Total Non-Audit Fees	$17,025		$915,085

Total	$273,525		$915,085

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1.	STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2.	Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3.	Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4.	Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5.	Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6.	All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7.	Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8.	Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.	Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10.	Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
—	Van Kampen Investments Inc.

—	Van Kampen Asset Management

—	Van Kampen Advisors Inc.

—	Van Kampen Funds Inc.

—	Van Kampen Investor Services Inc.

—	Morgan Stanley Investment Management Inc.

—	Morgan Stanley Trust Company

—	Morgan Stanley Investment Management Ltd.

—	Morgan Stanley Investment Management Company

—	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Tax Free Trust
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 18, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 18, 2008
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: November 18, 2008